Prospectus

February 1, 2021

	Class A	Class C	Class N	Class T *	Class Y	Admin Class
Loomis Sayles Core Plus Bond Fund	NEFRX	NECRX	NERNX	LCPTX	NERYX
Loomis Sayles Credit Income Fund	LOCAX	LOCCX	LOCNX		LOCYX
Loomis Sayles Global Allocation Fund	LGMAX	LGMCX	LGMNX	LGMTX	LSWWX
Loomis Sayles Growth Fund	LGRRX	LGRCX	LGRNX	LGRTX	LSGRX
Loomis Sayles Intermediate Duration Bond Fund	LSDRX	LSCDX	LSDNX	LSDTX	LSDIX
Loomis Sayles Limited Term Government and Agency Fund	NEFLX	NECLX	LGANX	LGATX	NELYX
Loomis Sayles Strategic Income Fund	NEFZX	NECZX	NEZNX	LSSTX	NEZYX	NEZAX
*	Class T shares of the Funds are not currently available for purchase.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Table of Contents

Appendix B - Financial Intermediary Specific Commissions & Investment Minimum Waivers	A-7
Additional Index Information	A-8
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Loomis Sayles Core Plus Bond Fund
Investment Goal
The Fund seeks high total investment return through a combination of current income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page
6
2
 of the Prospectus
, in Appendix A to the
Prospectus and on page
12
0
 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.06%	0.15% 1	0.15%
Total annual fund operating expenses	0.72%	1.47%	0.38%	0.72%	0.47%
Fee waiver and/or expense reimbursement 2	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.72%	1.47%	0.38%	0.72%	0.47%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) and Natixis Advisors, L.P., the Fund’s advisory administrator, have given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.75%, 1.50%, 0.45%, 0.75% and 0.50% of the Fund’s average daily net assets for Class A, C,
N, T and Y shares, respectively, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s
Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$495	$645	$809	$1,281
Class C	$250	$465	$803	$1,757
Class N	$39	$122	$213	$480
Class T	$322	$474	$641	$1,122
Class Y	$48	$151	$263	$591

Fund Summary

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$150	$465	$803	$1,757
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was
359% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund will invest at least 65% of its net assets in investment grade securities. “Investment grade”
securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. The
Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Bloomberg Barclays U.S. Aggregate Bond Index fluctuates, as of December 31, 2020, the effective duration was approximately
6.17 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest.
The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S.
government-sponsored agency debenture and pass-through securities, commercial mortgage-backed and other asset-backed securities and inflation-linked securities.
The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.
Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.
Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-
specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.
In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

2

Fund Summary

In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933
(“Rule 144A securities”), structured notes, collateralized loan obligations, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. The Fund may also engage in currency transactions, including forward currency contracts. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.
Interest Rate Risk:
Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.
 Generally, the value of fixed-income
securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
 In addition, an economic downturn or
period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.
Currency Risk:
Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies.
The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Below Investment Grade Fixed-Income Securities Risk:
The Fund’s investments in below investment grade fixed-income securities, also known as
“junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Credit/Counterparty Risk:
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared
d
erivat
iv
es, such as cleared
swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Mortgage-Related and Asset-Backed Securities Risk:
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk:
Derivative instruments (such as those in which the Fund may invest, including forward currency contracts, structured notes, futures and swaps (including credit default swaps)) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as forward currency contracts,

3

Fund Summary

structured notes, futures transactions and swaps (including credit default swaps) involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices;
liquidity risk; allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that the
Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Emerging Markets Risk:
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the
United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk:
Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information
risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Inflation/Deflation Risk:
 Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Leverage Risk:
Leverage is the risk associated with securities or investment practices (e.g., borrowing and use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.
Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.
Management Risk:
A strategy used by the Fund’s
portfolio managers may fail to produce the intended result.

Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-
to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.
Total Returns for Class Y Shares

Highest Quarterly Return: Second Quarter 2020, 5.25% Lowest Quarterly Return: Second Quarter 2013, -3.50%

4

Fund Summary

Average Annual Total Returns
(for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/13)
Class Y - Return Before Taxes	10.63%	6.25%	5.18%	-
Return After Taxes on Distributions	8.80%	4.82%	3.59%	-
Return After Taxes on Distributions and Sale of Fund Shares	6.34%	4.19%	3.34%	-
Class A - Return Before Taxes	5.57%	5.07%	4.47%	-
Class C - Return Before Taxes	8.51%	5.19%	4.14%	-
Class N - Return Before Taxes	10.71%	6.36%	-	4.22%
Class T - Return Before Taxes	7.52%	5.45%	4.66%	-
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%	3.43%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as
Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Lead Portfolio Managers
Peter W. Palfrey, CFA
®
, Vice President of the Adviser, has served as co-lead portfolio manager of the Fund since 1996.
Richard G. Raczkowski, Executive Vice President and Director of the Adviser, has served as co-lead portfolio manager of the Fund since 1999.
Agency MBS Portfolio Managers
Ian Anderson, Vice President of the Adviser, has served as co-agency MBS portfolio manager of the Fund since 2020.
Barath W. Sankaran, CFA
®
, Vice President of the Adviser, has served as co-agency MBS portfolio manager of the Fund since 2020.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

5

Fund Summary

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

6

Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

Fund Summary

Loomis Sayles Credit Income Fund
Investment Goal
The Fund seeks high current income with a secondary objective of capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex.
More information about these and other discounts is
available from your financial professional and in the section “How Sales Charges Are Calculated” on page
62 of the Prospectus
, in Appendix A to the
Prospectus and on page
120
in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None 1	1.00%	None	None
Redemption fees	None	None	None	None
1	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class Y
Management fees	0.42%	0.42%	0.42%	0.42%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%
Other expenses 1	0.69%	0.69%	1.00%	0.69%
Total annual fund operating expenses	1.36%	2.11%	1.42%	1.11%
Fee waiver and/or expense reimbursement 2 , 3	0.54%	0.54%	0.90%	0.54%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.82%	1.57%	0.52%	0.57%
1	Other expenses are estimated for the current fiscal year.
2
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.82%, 1.57%, 0.52% and 0.57% of the Fund’s average daily net assets for Class A, C, N and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C,
N and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

3
Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

8

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$505	$786	$1,089	$1,946
Class C	$260	$609	$1,084	$2,399
Class N	$53	$361	$690	$1,624
Class Y	$58	$299	$559	$1,303

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$160	$609	$1,084	$2,399
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from the Fund’s commencement of operations on
September 29, 2020 through September 30, 2020, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans).
The Fund will primarily invest in investment-grade-fixed-income securities. The Fund may also invest up to 35% of its assets in below investment-grade fixed-
income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund may invest in securities of any duration.
The Fund will primarily invest in fixed-income securities of domestic and foreign corporate issuers. The Fund may invest up to 30% of its assets in foreign securities, including emerging markets securities. Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, Loomis Sayles does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg Barclays. The Fund will only invest in U.S. dollar denominated securities.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the financial strength of the issuer, current interest rates, current valuations and Loomis Sayles’ expectations regarding general trends in interest rates. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. This includes seeking to capture credit improvement situations based on forward-
looking proprietary research. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. government securities, investment-grade securities, securitized assets, high-yield securities, emerging market securities, non-U.S. sovereigns and credits, convertible securities, bank loans and municipal securities) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may also invest in U.S. government securities, bank loans, collateralized loan obligations, convertible securities and securities issued pursuant to
Rule 144A under the Securities Act of 1933 (“Rule 144A securities”). The Fund may also invest in futures, forward contracts and swaps (including credit default swaps) for hedging and investment purposes.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

9

Fund Summary

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.
Credit/Counterparty Risk:
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared
d
erivat
iv
es, such as cleared
swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Interest Rate Risk:
Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.
 Generally, the value of fixed-income
securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
 In addition, an economic downturn or
period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.
Below Investment Grade Fixed-Income Securities Risk:
The Fund’s investments in below investment grade fixed-income securities, also known as
“junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Large Investor Risk:
Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs.
These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk:
Leverage is the risk associated with securities or investment practices (e.g., borrowing and use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.
 Liquidity issues may also make it difficult to value the Fund’s investments.
Collateralized Loan Obligation (“CLO”) Risk:
Investments in CLOs involve risks in addition to the risks associated with investments in debt obligations and other fixed-income securities such as credit risk, interest rate risk, liquidity risk and market/issuer risk. The degree of such risk will generally correspond to the type of underlying assets and the specific tranche in which the Fund is invested. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO’s portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund. The tranche of the CLO held by the Fund may be subordinate to other classes of the CLO’s debt. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on one or more tranches of the CLO’s debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on
CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.
Convertible Securities Risk:
 Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

10

Fund Summary

Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk:
Derivative instruments (such as those in which the Fund may invest, including swap transactions (including credit default swaps)) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as forward currency contracts and swap transactions (including credit default swaps)) involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivative positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Emerging Markets Risk:
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the
United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk:
Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information
risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
LIBOR Risk:
LIBOR risk is the risk that the transition away from the London Interbank Offered Rate (“LIBOR”) may lead to increased volatility and illiquidity in markets that are tied to LIBOR. LIBOR is a benchmark interest rate that is used extensively as a “reference rate” for financial instruments, including many corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Additionally, the Fund may borrow money at rates that are based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority, the agency that oversees
LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The transition away from LIBOR poses a number of other risks, including changed values of
LIBOR-related investments and reduced effectiveness of hedging strategies, each of which may adversely affect the Fund’s performance.
Management Risk:
A strategy used by the Fund’s
portfolio managers may fail to produce the intended result.

Prepayment and Extension Risk:
Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund.
U.S. Government Securities Risk:
Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S.
government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by the Fund.
Risk/Return Bar Chart and Table
Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus.
The performance information provided by the Fund in the future will give some indication of the risks of an investment in the
Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
 Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Management
Investment Adviser
Loomis, Sayles & Company, L.P.

11

Fund Summary

Portfolio Managers
Matthew J. Eagan, CFA
®
, Executive Vice President and Director of the Adviser, has served as co-portfolio manager of the Fund since 2020.
Brian P. Kennedy, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2020.
Elaine M. Stokes, Executive Vice President and Director of the Adviser, has served as co-portfolio manager of the Fund since 2020.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.

12

Fund Summary

At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Fund Summary

Loomis Sayles Global Allocation Fund
Investment Goal
The Fund’s investment goal is high total investment return through a combination of capital appreciation and current income.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex.
More information about these and other discounts is
available from your financial professional and in the section “How Sales Charges Are Calculated” on page
62 of the Prospectus
, in Appendix A to the
Prospectus and on page
120 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.16%	0.16%	0.08%	0.16% 1	0.16%
Total annual fund operating expenses	1.15%	1.90%	0.82%	1.15%	0.90%
Fee waiver and/or expense reimbursement 2	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	1.90%	0.82%	1.15%	0.90%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25%, 2.00%, 0.95%, 1.25% and 1.00% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

14

Fund Summary

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$685	$919	$1,172	$1,892
Class C	$293	$597	$1,026	$2,222
Class N	$84	$262	$455	$1,014
Class T	$364	$606	$867	$1,613
Class Y	$92	$287	$498	$1,108

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$193	$597	$1,026	$2,222
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was
37% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and fixed-
income securities of U.S. and foreign issuers. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities and other equity-like interests in an issuer. Fixed-income securities purchased by the Fund may include bonds and other debt obligation of U.S. and foreign issuers, including but not limited to corporations, governments and supranational entities. The Fund will invest a significant portion of its assets outside the
U.S., including securities of issuers located in emerging market countries.
The portfolio managers reallocate the Fund’s assets between equity and fixed income securities based on their assessment of current market conditions and the relative opportunities within each asset class, among other factors. In deciding which equity securities to buy and sell, the Adviser generally looks to purchase quality companies at attractive valuations with the potential to grow intrinsic value over time. The Adviser uses discounted cash flow analysis, among other methods of analysis, to determine a company’s intrinsic value. In deciding which fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades, which may include securities that are below investment grade
(also known as “junk bonds”).
The Fund may also invest in foreign currencies, collateralized mortgage obligations, collateralized loan obligations, zero-coupon securities, when-issued securities, REITs, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), mortgage-related securities, convertible securities and structured notes. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions
(such as forward currency contracts) for hedging and investment purposes and futures transactions and swap transactions (including credit default swaps).
Frequent trading may produce high transaction costs and a high level of taxable capital gains, including short-term capital gains taxable as ordinary income, which may lower the Fund’s return. The Adviser may hedge currency risk for the Fund (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.

15

Fund Summary

Equity Securities Risk:
The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and under-perform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Below Investment Grade Fixed-Income Securities Risk:
The Fund’s investments in below investment grade fixed-income securities, also known as
“junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Foreign Securities Risk:
Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information
risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Credit/Counterparty Risk:
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivat
iv
es, such as cleared
swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Allocation Risk:
The Fund’s allocations between asset classes and market exposures may not be optimal in every market condition and may adversely affect the Fund’s performance.
Currency Risk:
Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk:
Derivative instruments (such as those in which the Fund may invest, including options, forward currency contracts, futures transactions, structured notes and swap transactions (including credit default swaps)) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as
options, forward currency contracts, futures transactions, structured notes and swap transactions (including credit default swaps) involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives) the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices; liquidity risk; allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Emerging Markets Risk:
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the
United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

16

Fund Summary

Interest Rate Risk:
Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.
 Generally, the value of fixed-income
securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
The values of zero-coupon securities
and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.
Large Investor Risk:
Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs.
These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk:
Leverage is the risk associated with securities or investment practices (e.g., borrowing and use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.
Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.
Management Risk:
A strategy used by the Fund’s
portfolio managers may fail to produce the intended result.

Mortgage-Related Securities Risk:
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related securities are subject to the risks of the mortgages underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-
backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
REITs Risk:

Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The
Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-
to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of two broad measures of market performance.
The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All
Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The two indices composing the Blended Index measure, respectively, the performance of global equity securities and global investment grade fixed income securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available online at im.natixis.com and/or by calling the
Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

17

Fund Summary

Total Returns for Class Y Shares

Highest Quarterly Return: Second Quarter 2020, 16.50 % Lowest Quarterly Return: Third Quarter 2011, -14.72%

Average Annual Total Returns
(for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Class Y - Return Before Taxes	15.38%	12.17%	9.56%	-
Return After Taxes on Distributions	13.74%	11.24%	8.59%	-
Return After Taxes on Distributions and Sale of Fund Shares	10.22%	9.58%	7.57%	-
Class A - Return Before Taxes	8.45%	10.55%	8.64%	-
Class C - Return Before Taxes	13.19%	11.05%	8.47%	-
Class N - Return Before Taxes	15.42%	-	-	13.63%
Class T - Return Before Taxes	12.18%	11.31%	9.00%	-
MSCI All Country World Index (Net)	16.25%	12.26%	9.13%	12.84%
Blended Index	14.05%	9.48%	6.79%	10.10%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as
Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.
 The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes
.
Management
Investment Adviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Daniel J. Fuss*, CFA
®
, CIC, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the domestic fixed-
income securities sector of the Fund since 1996.
Eileen N. Riley, CFA
®
, Vice President of the Adviser, has served as portfolio manager of the global equity sector of the Fund since 2013.
David W. Rolley, CFA
®
, Vice President of the Adviser, has served as portfolio manager of the international fixed-income securities sector of the Fund since
2000.
Lee M. Rosenbaum, Vice President of the Adviser, has served as portfolio manager of the global equity sector of the Fund since 2013.
*Effective March 1, 2021, Daniel J. Fuss will no longer serve as a portfolio manager of the Fund and Matthew J. Eagan will join the portfolio management team of the Fund.

18

Fund Summary

Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

19

Fund Summary

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Fund Summary

Loomis Sayles Growth Fund
Investment Goal
The Fund’s investment goal is long-term growth of capital.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Funds Complex.
More information about these and other discounts is
available from your financial professional and in the section “How Sales Charges Are Calculated” on page
62 of the Prospectus
, in Appendix A to the
Prospectus and on page
120 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.15%	0.15%	0.07%	0.15% 1	0.15%
Total annual fund operating expenses	0.90%	1.65%	0.57%	0.90%	0.65%
Fee waiver and/or expense reimbursement 2	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.65%	0.57%	0.90%	0.65%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25%, 2.00%, 0.95%, 1.25% and 1.00% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

21

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$662	$845	$1,045	$1,619
Class C	$268	$520	$897	$1,955
Class N	$58	$183	$318	$714
Class T	$340	$530	$736	$1,330
Class Y	$66	$208	$362	$810

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$168	$520	$897	$1,955
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was
19% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund’s portfolio manager also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Fund will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.
The Fund may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States. The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the
Securities Act of 1933 (“Rule 144A securities”). Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.
Equity Securities Risk:
The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

22

Fund Summary

Management Risk:
A strategy used by the Fund’s
portfolio manager may fail to produce the intended result.

Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.
Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.
Foreign Securities Risk:
Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information
risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Emerging Markets Risk:
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the
United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Small- and Mid-Capitalization Companies Risk:
Compared to large-capitalization companies, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small-
and mid-capitalization companies.
Credit/Counterparty Risk:
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives
, such as cleared
swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Currency Risk:
Fluctuations in the exchange rates between different currencies may negatively affect an investment.
The Fund may be subject to currency
risk because it may invest in currency related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk:
Derivative instruments (such as those in which the Fund may invest, including foreign currency forwards, foreign currency futures and options) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as foreign currency forwards, foreign
currency futures and options, involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other OTC derivatives),the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices; liquidity risk; allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Leverage Risk:
Leverage is the risk associated with securities or investment practices (e.g., borrowing and use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

23

Fund Summary

Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-
to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad measure of market performance.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.
Total Returns for Class Y Shares

Highest Quarterly Returns: Second Quarter 2020, 23.88% Lowest Quarterly Return: Fourth Quarter 2018, -11.64%

Average Annual Total Returns
(for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/13)
Class Y - Return Before Taxes	31.77%	18.90%	16.76%	-
Return After Taxes on Distributions	30.44%	17.98%	16.24%	-
Return After Taxes on Distributions and Sale of Fund Shares	19.75%	15.19%	14.20%	-
Class A - Return Before Taxes	23.88%	17.22%	15.79%	-
Class C - Return Before Taxes	29.42%	17.72%	15.61%	-
Class N - Return Before Taxes	31.88%	19.03%	-	17.84%
Class T - Return Before Taxes	28.12%	18.01%	16.19%	-
Russell 1000® Growth Index	38.49%	21.00%	17.21%	18.80%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as
Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.
The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

24

Fund Summary

Management
Investment Adviser
Loomis, Sayles & Company, L.P.
Portfolio Manager
Aziz V. Hamzaogullari, CFA
®
, Chief Investment Officer of the Growth Equity Strategies Team, Executive Vice President and Director at the Adviser, has served as portfolio manager of the Fund since 2010.
Purchase and Sale of Fund Shares
In the best interest of current shareholders and in order to preserve the investment team’s ability to efficiently manage future cash flow, Loomis Sayles
Growth Fund is currently closed to new investors. Shares of the Fund are available for purchase only by defined contribution and defined benefit plans, by existing shareholders and by clients of registered investment advisers and registered representatives trading through intermediaries where the Fund is already available.
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T

25

Fund Summary

shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26

Fund Summary

Loomis Sayles Intermediate Duration Bond
Fund
Investment Goal
The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page
62 of the Prospectus
, in Appendix A to the
Prospectus and on page
120 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.22%	0.21%	0.18%	0.22% 1	0.22%
Total annual fund operating expenses	0.72%	1.46%	0.43%	0.72%	0.47%
Fee waiver and/or expense reimbursement 2 , 3	0.07%	0.06%	0.08%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%	1.40%	0.35%	0.65%	0.40%
1	Other expenses for Class T shares are estimated for the current fiscal year.
2
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65%, 1.40%, 0.35%, 0.65% and 0.40% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

3
Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same
, except that the example is
based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

27

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$489	$639	$802	$1,275
Class C	$243	$456	$792	$1,741
Class N	$36	$130	$233	$534
Class T	$315	$468	$634	$1,116
Class Y	$41	$144	$256	$585

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$143	$456	$792	$1,741
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was
123% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). It is anticipated that the Fund’s weighted average duration will generally be between two and five years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated in one of the top four rating categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) or, if
unrated, are determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis
Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return
(income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which
Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates.
These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may invest up to 20% of its assets in U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg Barclays. The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions for hedging and investment purposes.
The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. government securities, zero-coupon securities, collateralized loan obligations, mortgage-backed securities and other asset-backed securities, real estate investment trusts (“REITs”) and securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.

28

Fund Summary

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.
Interest Rate Risk:
Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.
 Generally, the value of fixed-income
securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
The values of zero-coupon bonds may be
more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.
Credit/Counterparty Risk:
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Mortgage-Related and Asset-Backed Securities Risk:
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Foreign Securities Risk:
Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information
risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Below Investment Grade Fixed-Income Securities Risk:
The Fund’s investments in below investment grade fixed-income securities, also known as
“junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Currency Risk:
Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments that generate income denominated in foreign currencies.
The Fund may elect not to hedge
currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk:
Derivative instruments (such as those in which the Fund may invest, including futures transactions) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for OTC derivatives),the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices; liquidity risk; allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives

29

Fund Summary

positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Emerging Markets Risk:
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the
United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Large Investor Risk:
Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs.
These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk:
Leverage is the risk associated with securities or investment practices (e.g., borrowing and use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to the risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.
Management Risk:
A strategy used by the Fund’s portfolio managers
may fail to produce the intended result.
REITs Risk:

Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or mortgage loans held by the REIT. REITs are also subject to default and prepayment risk. Many REITs are highly leveraged, increasing their risk. The
Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-
to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.
Total Returns for Class Y Shares

Highest Quarterly Return: Second Quarter 2020, 5.03% Lowest Quarterly Return: Second Quarter 2013, -2.07%

30

Fund Summary

Average Annual Total Returns
(for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/19)
Class Y - Return Before Taxes	7.74%	4.22%	3.63%	-
Return After Taxes on Distributions	5.84%	2.90%	2.34%	-
Return After Taxes on Distributions and Sale of Fund Shares	4.62%	2.66%	2.25%	-
Class A - Return Before Taxes	3.03%	3.08%	2.92%	-
Class C - Return Before Taxes	5.76%	3.22%	2.53%	-
Class N - Return Before Taxes	7.90%	-	-	7.64%
Class T - Return Before Taxes	4.85%	3.45%	3.10%	-
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.43%	3.64%	3.11%	6.53%
Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares respectively.
Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of
Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as
Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Portfolio Managers
Daniel Conklin, CFA
®
, Vice President of Loomis Sayles, served as associate portfolio manager of the Fund from 2019 to 2020 and has served as co-
portfolio manager of the Fund since 2020.
Christopher T. Harms, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.
Clifton V. Rowe, CFA
®
, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2005.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

31

Fund Summary

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

32

Fund Summary

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

Fund Summary

Loomis Sayles Limited Term Government and
Agency Fund
Investment Goal
The Fund seeks high current return consistent with preservation of capital.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
You may qualify for sales charge discounts if you and
your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex.
 More information about these and other discounts is
available from your financial professional and in the section “How Sales Charges Are Calculated” on page
62 of the Prospectus
, in Appendix A to the
Prospectus and on page
120 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.25%	None	None	2.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None	None
Redemption fees	None	None	None	None	None
*	A 0.75% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $500,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y
Management fees 1	0.31%	0.31%	0.31%	0.31%	0.31%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.18%	0.18%	0.11%	0.18% 2	0.18%
Total annual fund operating expenses	0.74%	1.49%	0.42%	0.74%	0.49%
Fee waiver and/or expense reimbursement 3 , 4	0.00%	0.00%	0.01%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.74%	1.49%	0.41%	0.74%	0.49%
1
The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of July 1, 2020, as if such reduction had been in effect during the fiscal year ended September 30, 2020. The information has been restated to better reflect anticipated expenses of the Fund.

2	Other expenses for Class T shares are estimated for the current fiscal year.
3
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.75%, 1.50%, 0.45%, 0.75% and 0.50% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

4
Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example for
Class N is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the dates noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the
Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

34

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$299	$456	$627	$1,123
Class C	$252	$471	$813	$1,779
Class N	$42	$134	$234	$529
Class T	$324	$481	$651	$1,145
Class Y	$50	$157	$274	$616

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$152	$471	$813	$1,779
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was
319% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. Government’s long-term debt and an effective portfolio duration range of two to four years
(although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. Government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by S&P Global Ratings (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc.
(“Moody’s”).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.
In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the
U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-
backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. The Adviser also uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives.
In connection with its principal investment strategies, the Fund may also invest in investment grade corporate notes and bonds, collateralized loan obligations, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities including mortgage dollar rolls, and when-issued securities, delayed delivery securities and/or forward commitment securities. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

35

Fund Summary

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.
Interest Rate Risk:
Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.
 Generally, the value of fixed-income
securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
The values of zero-coupon securities
and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.
Mortgage-Related and Asset-Backed Securities Risk:
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Agency Securities Risk:
Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities.
Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
When-Issued, Delayed Delivery and Forward Commitment Securities Risk:
Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. This may also occur when the
Fund seeks to remain fully invested during the period after purchase but before settlement. In addition, there is a risk that securities purchased on a when-
issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.
Credit Risk:
Credit risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.
Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
LIBOR Risk:
LIBOR risk is the risk that the transition away from the London Interbank Offered Rate (“LIBOR”) may lead to increased volatility and illiquidity in markets that are tied to LIBOR. LIBOR is a benchmark interest rate that is used extensively as a “reference rate” for financial instruments, including many corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Additionally, the Fund may borrow money at rates that are based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority, the agency that oversees
LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The transition away from LIBOR poses a number of other risks, including changed values of
LIBOR-related investments and reduced effectiveness of hedging strategies, each of which may adversely affect the Fund’s performance.
Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time

36

Fund Summary

and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.
 Liquidity issues may also make it difficult to value the Fund’s investments.
Management Risk:
A strategy used by the Fund’s
portfolio managers may fail to produce the intended result.

Models and Data Risk:
The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.
Portfolio Turnover Rate Risk:
The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses, which must be borne by the Fund and its shareholders, and also may result in short-
term capital gains or losses to shareholders.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-
to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of a broad measure of market performance.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
 Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.
Total Returns for Class Y Shares

Highest Quarterly Return: First Quarter 2020, 2.34% Lowest Quarterly Return: Second Quarter 2013, -1.07%

Average Annual Total Returns
(for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/17)
Class Y - Return Before Taxes	3.43%	2.06%	1.82%	-
Return After Taxes on Distributions	2.86%	1.25%	0.96%	-
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	1.22%	1.02%	-
Class A - Return Before Taxes	0.86%	1.33%	1.34%	-
Class C - Return Before Taxes	1.35%	1.02%	0.81%	-
Class N - Return Before Taxes	3.43%	-	-	2.44%
Class T - Return Before Taxes	0.60%	1.28%	1.32%	-
Bloomberg Barclays U.S. 1-5 Year Government Bond Index	4.34%	2.35%	1.79%	2.70%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as
Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual

37

Fund Summary

retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Daniel Conklin, CFA
®
, Vice President of the Adviser, served as associate portfolio manager of the Fund from 2019 to 2020 and has served as co-portfolio manager of the Fund since 2020.
Christopher T. Harms, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2012.
Clifton V. Rowe, CFA
®
, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2001.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T

38

Fund Summary

shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

39

Fund Summary

Loomis Sayles Strategic Income Fund
Investment Goal
The Fund seeks high current income with a secondary objective of capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table.
You may qualify for sales charge discounts if you and
your family invest, or agree to invest in the future, at least $100,000 in the Natixis Funds Complex.
 More information about these and other discounts is
available from your financial professional and in the section “How Sales Charges Are Calculated” on page
62 of the Prospectus
, in Appendix A to the
Prospectus and on page
120 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees

(fees paid directly from your investment)	Class A	Class C	Class N	Class T	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	2.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None *	1.00%	None	None	None	None
Redemption fees	None	None	None	None	None	None
*	A 1.00% contingent deferred sales charge (“CDSC”) may apply to certain purchases of Class A shares of $1,000,000 or more that are redeemed within eighteen months of the date of purchase.
Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N	Class T	Class Y	Admin Class
Management fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.25%
Other expenses 1	0.15%	0.15%	0.07%	0.15% 2	0.15%	0.40% 3
Total annual fund operating expenses	0.97%	1.72%	0.64%	0.97%	0.72%	1.22%
Fee waiver and/or expense reimbursement 4	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97%	1.72%	0.64%	0.97%	0.72%	1.22%
1	Other expenses include acquired fund fees and expenses of less than 0.01%.
2	Other expenses for Class T shares are estimated for the current fiscal year.
3	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
4
Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00%, 1.75%, 0.70%, 1.00%, 0.75% and 1.25% of the Fund’s average daily net assets for Class A, C, N, T, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T, Y and Admin Class shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

40

Fund Summary

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$520	$721	$938	$1,564
Class C	$275	$542	$933	$2,030
Class N	$65	$205	$357	$798
Class T	$346	$551	$773	$1,410
Class Y	$74	$230	$401	$894
Admin Class	$124	$387	$670	$1,477

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$175	$542	$933	$2,030
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was
30% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. Below investment grade fixed-income securities are rated below investment grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global
Ratings (“S&P”)), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security.
The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.
In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S.
government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933
(“Rule 144A securities”), structured notes, collateralized loan obligations, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities and futures, swaps (including credit default swaps) and foreign currency transactions (such as forward currency contracts) for hedging and investment purposes. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program.
You may lose money
by investing in the Fund.

41

Fund Summary

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the
Fund.
Credit/Counterparty Risk:
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risks with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives
, such as cleared
swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Below Investment Grade Fixed-Income Securities Risk:
The Fund’s investments in below investment grade fixed-income securities, also known as
“junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.
Currency Risk:
Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in currency-related instruments and may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Equity Securities Risk:
The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole.
 In the event an issuer is liquidated or
declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Market/Issuer Risk:
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Cybersecurity and Technology Risk:
The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.
Derivatives Risk:
Derivative instruments (such as those in which the Fund may invest, including futures, structured notes, swaps (including credit default swaps) and forward currency contracts) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as futures, structured notes, swaps
(including credit default swaps) and forward currency contracts involves other risks, such as the credit risk relating to the other party to a derivative contract
(which is greater for forward currency contracts, uncleared swaps and other OTC derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices; liquidity risk; allocation risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.
Emerging Markets Risk:
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the
United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Foreign Securities Risk:
Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information
risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Interest Rate Risk:
Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.
 Generally, the value of fixed-income
securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.
The values of zero-coupon bonds may be

42

Fund Summary

more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates.
Large Investor Risk:
Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may increase transaction costs.
These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses.
Leverage Risk:
Leverage is the risk associated with securities or investment practices (e.g., borrowing and use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Liquidity Risk:
  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.
Derivatives, and particularly OTC derivatives are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.
Management Risk:
A strategy used by the Fund’s
portfolio managers may fail to produce the intended result.

Mortgage-Related and Asset-Backed Securities Risk:
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Risk/Return Bar Chart and Table
The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-
to-year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-class periods (as applicable) compare to those of two broad measures of market performance.
 The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S.
High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
 Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.
Total Returns for Class Y Shares

Highest Quarterly Return: First Quarter 2012, 6.89% Lowest Quarterly Return: First Quarter 2020, -12.29%

43

Fund Summary

Average Annual Total Returns
(for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years	Life of Class N (2/1/13 )
Class Y - Return Before Taxes	1.40%	5.04%	5.09%	-
Return After Taxes on Distributions	-0.25%	3.37%	3.12%	-
Return After Taxes on Distributions and Sale of Fund Shares	0.99%	3.26%	3.25%	-
Class A - Return Before Taxes	-3.14%	3.86%	4.37%	-
Class C - Return Before Taxes	-0.59%	3.98%	4.04%	-
Class N - Return Before Taxes	1.49%	5.12%	-	4.04%
Class T - Return Before Taxes	-1.37%	4.24%	4.57%	-
Admin Class - Return Before Taxes	0.82%	4.52%	4.57%	-
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%	3.43%
Bloomberg Barclays U.S. Universal Bond Index	7.58%	4.87%	4.16%	3.70%
The Fund did not have Class T shares outstanding during the periods shown above. The returns of Class T shares would have been substantially similar to the returns of the Fund’s other share classes because they would have been invested in the same portfolio of securities and would only differ to the extent the other share classes did not have the same expenses. Performance of Class T shares shown above is that of Class A shares, which have the same expenses as
Class T shares, restated to reflect the different sales load applicable to Class T shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.
The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.
Index
performance reflects no deduction for fees, expenses or taxes.
Management
Investment Adviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Matthew J. Eagan, CFA
®
, Executive Vice President and Director of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012.
Daniel J. Fuss*, CFA
®
, CIC, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the Fund since 1995.
Brian P. Kennedy, Vice President of the Adviser, has served as portfolio manager of the Fund since 2016.
Elaine M. Stokes, Executive Vice President and Director of the Adviser, served as associate portfolio manager of the Fund from 2007 to 2012 and has served as portfolio manager of the Fund since 2012.
*Effective March 1, 2021, Daniel J. Fuss will no longer serve as a Portfolio Manager of the Fund.
Purchase and Sale of Fund Shares
Class A and C Shares
The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$50
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$50
Coverdell Education Savings Accounts using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$500	$50
There is no initial or subsequent investment minimum for:

44

Fund Summary

•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.
The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.
Class N Shares
Class N shares of the Fund are subject to a $1,000,000 initial investment minimum. This minimum applies to Fee Based Programs and accounts (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary, accounts established via a transfer, or any other transaction in which a new account is established. There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Sub-accounts held within an omnibus account, where the omnibus account has at least $1,000,000 .

•	Funds of funds that are distributed by the Distributor.

In its sole discretion, the Distributor may waive the investment minimum requirement for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in
Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account.
Admin Class Shares
Admin Class shares of the Fund are intended primarily for Certain Retirement Plans held in an omnibus fashion and are not available for purchase by individual investors. There are no initial or subsequent investment minimums for these shares.
Class T Shares
Class T shares of the Fund are not currently available for purchase.
Class T shares of the Fund may only be purchased by investors who are investing through an authorized third party, such as a broker-dealer or other financial intermediary, that has entered into a selling agreement with Natixis Distribution, L.P. Investors may not hold Class T shares directly with the Fund. Class T shares are subject to a minimum initial investment of $2,500 and a minimum subsequent investment of $50.  Not all financial intermediaries make Class T shares available to their clients.
Class Y Shares
Class Y shares of the Fund are generally subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $50, except there is no minimum initial or subsequent investment for:
•
Fee Based Programs
(such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.
•
Certain Retirement Plans.
Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•
Certain Individual Retirement Accounts
if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

• Clients of a
Registered Investment Adviser
where the Registered Investment Adviser receives an advisory, management or consulting fee.

•
Fund Trustees,
former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Natixis affiliate employee benefit plans.
At the discretion of Natixis Advisors, L.P., clients of Natixis Advisors, L.P. and its affiliates may purchase Class Y shares of the Fund below the stated
minimums.
Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above.

The Fund’s shares are available for purchase and are redeemable on any business day through your investment dealer, directly from the Fund by writing to the
Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at im.natixis.com (certain restrictions may apply), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

45

Fund Summary

Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46

Investment Goals, Strategies and Risks

More About Goals and Strategies
Loomis Sayles Core Plus Bond Fund
Investment Goal
The Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund will invest at least 65% of its net assets in investment grade securities. “Investment grade”
securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment grade securities also include cash and cash equivalent securities. The
Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Bloomberg Barclays U.S. Aggregate Bond Index fluctuates, as of December 31, 2020, the effective duration was approximately
6.17 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest.
The Fund’s investments may include securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S.
government-sponsored agency debenture and pass-through securities, commercial mortgage-backed and other asset-backed securities and inflation-linked securities.
The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to securities that are not included in the Fund’s benchmark. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.
Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed-income sector fundamentals and outlook, technical supply/demand factors, credit risk, cash flow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considers economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.
Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-
specific data, such as fixed-charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value.
In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933
(“Rule 144A securities”), structured notes, collateralized loan obligations, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment

47

Investment Goals, Strategies and Risks

purposes. The Fund may also engage in currency transactions, including forward currency contracts. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
The Fund may engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.
In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to the 80%
policy discussed above taking effect.
Loomis Sayles Credit Income Fund
Investment Goal
The Fund seeks high current income with a secondary objective of capital growth. The Fund’s investment goal may be changed without shareholder approval.
The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans).
The Fund will primarily invest in investment-grade-fixed-income securities. The Fund may also invest up to 35% of its assets in below investment-grade fixed-
income securities (commonly known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) have rated the securities in one of their respective top four ratings categories). The Fund’s fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund may invest in securities of any duration.
The Fund will primarily invest in fixed-income securities of domestic and foreign corporate issuers. The Fund may invest up to 30% of its assets in foreign securities, including emerging markets securities. Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, Loomis Sayles does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg Barclays. The Fund will only invest in U.S. dollar denominated securities.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the financial strength of the issuer, current interest rates, current valuations and Loomis Sayles’ expectations regarding general trends in interest rates. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. This includes seeking to capture credit improvement situations based on forward-
looking proprietary research. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. government securities, investment-grade securities, securitized assets, high-yield securities, emerging market securities, non-U.S. sovereigns and credits, convertible securities, bank loans and municipal securities) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may also invest in U.S. government securities, bank loans, collateralized loan obligations, convertible securities and securities issued pursuant to
Rule 144A under the Securities Act of 1933 (“Rule 144A securities”). The Fund may also invest in futures, forward contracts and swaps (including credit default swaps) for hedging and investment purposes.
In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to the 80%
policy discussed above taking effect.
Loomis Sayles Global Allocation Fund
Investment Goal
The Fund’s investment goal is high total investment return through a combination of capital appreciation and current income. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.

48

Investment Goals, Strategies and Risks

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and fixed-
income securities of U.S. and foreign issuers. Equity securities purchased by the Fund may include common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks, interests in real estate investment trusts (“REITs”) and/or real estate-related securities and other equity-like interests in an issuer. Fixed-income securities purchased by the Fund may include bonds and other debt obligation of U.S. and foreign issuers, including but not limited to corporations, governments and supranational entities. The Fund will invest a significant portion of its assets outside the
U.S., including securities of issuers located in emerging market countries.
The portfolio managers reallocate the Fund’s assets between equity and fixed income securities based on their assessment of current market conditions and the relative opportunities within each asset class, among other factors. In deciding which equity securities to buy and sell, the Adviser generally looks to purchase quality companies at attractive valuations with the potential to grow intrinsic value over time. The Adviser uses discounted cash flow analysis, among other methods of analysis, to determine a company’s intrinsic value. In deciding which fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades, which may include securities that are below investment grade
(also known as “junk bonds”).
The Fund may also invest in foreign currencies, collateralized mortgage obligations, collateralized loan obligations, zero-coupon securities, when-issued securities, REITs, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), mortgage-related securities, convertible securities and structured notes. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions
(such as forward currency contracts) for hedging and investment purposes and futures transactions and swap transactions (including credit default swaps).
Frequent trading may produce high transaction costs and a high level of taxable capital gains, including short-term capital gains taxable as ordinary income, which may lower the Fund’s return. The Adviser may hedge currency risk for the Fund (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to the 80%
policy discussed above taking effect.
Loomis Sayles Growth Fund
Investment Goal
The Fund’s investment goal is long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management, which means that the Fund seeks to invest in companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The Fund’s portfolio manager also aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be).
The Fund will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate.
The Fund may also invest up to 20% of its assets in foreign securities, including depositary receipts and emerging market securities. Although certain equity securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States. The Fund may also engage in foreign currency transactions (including foreign currency forwards and foreign currency futures) for hedging purposes, invest in options for hedging and investment purposes and invest in securities issued pursuant to Rule 144A under the
Securities Act of 1933 (“Rule 144A securities”). Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
Loomis Sayles Intermediate Duration Bond Fund
Investment Goal
The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.

49

Investment Goals, Strategies and Risks

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). It is anticipated that the Fund’s weighted average duration will generally be between two and five years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated in one of the top four rating categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) or, if
unrated, are determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.
In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market including, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis
Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return
(income and capital gains).
Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities that are attractively valued relative to the Loomis Sayles’ credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which
Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates.
These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
The Fund may invest up to 20% of its assets in U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). Although certain securities purchased by the Fund may be issued by domestic companies incorporated outside of the United States, the Adviser does not consider these securities to be foreign if the issuer is included in the U.S. fixed-income indices published by Bloomberg Barclays. The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions for hedging and investment purposes.
The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. government securities, zero-coupon securities, collateralized loan obligations, mortgage-backed securities and other asset-backed securities, real estate investment trusts (“REITs”) and securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.
In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.
Loomis Sayles Limited Term Government and Agency Fund
Investment Goal
The Fund seeks high current return consistent with preservation of capital. The Fund’s investment goal may be changed without shareholder approval.
The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that will provide the Fund with an average credit quality equal to the credit rating of the U.S. Government’s long-term debt and an effective portfolio duration range of two to four years
(although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). The Fund may invest in securities with credit quality above or below the credit rating of the U.S. Government’s long-term debt. In determining credit quality, the Adviser will look to the highest credit rating assigned by S&P Global Ratings (“S&P”), Fitch Investor Services, Inc. (“Fitch”) or Moody’s Investors Service, Inc.
(“Moody’s”).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.

50

Investment Goals, Strategies and Risks

In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the
U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-
backed or U.S. government agency securities in a steady or rising interest rate environment. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. The Adviser also uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives.
In connection with its principal investment strategies, the Fund may also invest in investment grade corporate notes and bonds, collateralized loan obligations, zero-coupon bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”), asset-backed securities and mortgage-related securities including mortgage dollar rolls, and when-issued securities, delayed delivery securities and/or forward commitment securities. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.
In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to the 80%
policy discussed above taking effect.
Loomis Sayles Strategic Income Fund
Investment Goal
The Fund seeks high current income with a secondary objective of capital growth. The Fund’s investment goal may be changed without shareholder approval.
The Fund will provide 60 days’ prior notice to shareholders before changing the investment goal.
Principal Investment Strategies
Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions, and U.S. government securities. Below investment grade fixed-income securities are rated below investment grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or S&P Global
Ratings (“S&P”)), have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security.
The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes).
In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments.
In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S.
government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
In connection with its principal investment strategies, the Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933
(“Rule 144A securities”), structured notes, collateralized loan obligations, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities and futures, swaps (including credit default swaps) and foreign currency transactions (such as forward currency contracts) for hedging and investment purposes. Except as provided above or as required by applicable law, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

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Investment Goals, Strategies and Risks

All Funds
Temporary Defensive Measures
Temporary defensive measures may be used by a Fund during adverse economic, market, political or other conditions. In this event, a Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in cash equivalents such as money market instruments or high-quality debt securities as it deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.
Securities Lending

Each Fund
 may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. If a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although a Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.
Percentage Investment Limitations
Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

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Portfolio Holdings
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio
Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each
Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at im.natixis.com/us/fund-
documents. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-PORT with the SEC for the period that includes the date of the information. In addition, a list of the Funds’ top 10 holdings as of the month end is generally available within 7 business days after the month end on the Funds’ website at im.natixis.com/holdings (click fund name).
More About Risks
This section provides more information on certain principal risks that may affect a Fund’s portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve its investment goals, a Fund may also invest in various types of securities and engage in various investment practices which are not a principal focus of a Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds’ SAI, which is available without charge upon request (see back cover). The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to a Fund.
Recent Market Events Risk
The COVID-19 pandemic and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses;
reduced liquidity of many instruments; exchange trading suspensions and closures; higher default rates; border closings and other significant travel restrictions and disruptions; significant disruptions to business operations, supply chains and customer activity; lower consumer demand for goods and services; significant job losses and increasing unemployment; event cancellations and restrictions; service cancellations, reductions and other changes;
significant challenges in healthcare service preparation and delivery; prolonged quarantines; as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this pandemic and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by decreasing interest rates to very low levels and implementing a variety of emergency stimulus measures. These actions may not succeed or have the intended effect, and in some cases, including in the United States, have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. This crisis or other public health crises may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the
COVID-19 pandemic or any future outbreak in developing or emerging market countries may be greater due to less established health care systems. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty. Such effects could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance and your investment in the Fund.
Agency Securities Risk
Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in
2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear.
Allocation Risk
A Fund’s allocations between asset classes and market exposures may not be optimal in every market condition and may adversely affect a Fund’s performance. You could lose money on your investment in a Fund as a result of this allocation.
Below Investment Grade Fixed-Income Securities Risk
Below investment grade fixed-income securities, also known as “junk bonds,” are rated below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment grade quality, a security must not have been rated by any of the three major rating agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or S&P Global Ratings) in one
of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment grade fixed-income securities, be more dependent upon the portfolio managers’ credit analysis than would be the case if the Fund were investing in higher-
quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and

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interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment grade fixed-income securities will fluctuate. If the issuer of below investment grade fixed-income securities defaults, a Fund may incur additional expenses to seek recovery.
The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally. It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.
Credit/Counterparty Risk
Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. A Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee given by a central clearing house, are not available in connection with OTC derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives , such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.
Collateralized Loan Obligation (“CLO”) Risk
Investments in CLOs involve risks in addition to the risks associated with investments in debt obligations and other fixed-income securities such as credit risk, interest rate risk, liquidity risk and market/issuer risk. The degree of such risk will generally correspond to the type of underlying assets and the specific tranche in which a Fund is invested. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO’s portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by a Fund. The tranche of the CLO held by a Fund may be subordinate to other classes of the CLO’s debt. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on one or more tranches of the CLO’s debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.
Convertible Securities Risk
Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. A Fund may also be forced to convert a convertible security at an inopportune time, which may decrease a Fund’s return.
Currency Risk
Fluctuations in the exchange rates between different currencies may negatively affect an investment. A Fund may be subject to currency risk because it may invest in currency-related instruments and/or securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. A Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity and Technology Risk
The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Funds and their shareholders. These risks include, among others, theft, misuse, and improper release of confidential or highly sensitive information relating to the Funds and their shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Funds and their service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and other operational and technology issues may result in financial losses to the Funds and their shareholders, impede business transactions, violate privacy and other laws, subject the Funds to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Although the Funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, the Funds do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

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Derivatives Risk
As described herein and in the SAI, the use of derivatives involves special risks. Derivatives are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on a Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that a Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. A Fund’s use of derivatives, such as futures, forwards, options, structured notes and swaps (including credit default swaps), involves other risks, such as the credit/counterparty risk relating to the other party to a derivative contract (which is generally greater for OTC derivatives than for centrally cleared derivatives); the risk of difficulties in pricing and valuation; the risk that changes in the value of a derivative may not correlate as expected with relevant assets, rates or indices; liquidity risk and the risk of losing more than the initial margin (if any) required to initiate derivatives positions. There is also the risk that a Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The use of derivatives may cause a Fund to incur losses greater than those which would have occurred had derivatives not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income. It is possible that a Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. To the extent that a Fund uses a derivative for purposes other than as a hedge, or if a Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. When used, derivatives may affect the amount, timing, or character of distributions payable to, and thus taxes payable by, shareholders. Similarly, for accounting and performance reporting purposes, income and gain characteristics may be different than if the Fund held the underlying securities or other assets directly.
On October 28, 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-
at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 2022. As a Fund comes into compliance, the approach to asset segregation and coverage requirements described in this Prospectus will be impacted. In addition, Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of a Fund.
Emerging Markets Risk
In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.
Economic and Political Risks.
Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.
The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.
Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets.
Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
Investment Controls; Repatriation.
Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of

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capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.
Equity Securities Risk
The value of your investment in a Fund is based on the market value (or price) of the securities the Fund holds. You may lose money on your investment due to unpredictable declines in the value of individual securities and/or periods of below-average performance in individual securities, industries or in the equity market as a whole. This may impact a Fund’s performance and may result in higher portfolio turnover, which may increase the tax liability to taxable shareholders and the expenses incurred by the Fund. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments.
Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of a Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period.
Common stocks represent
an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.
Foreign Securities Risk
Foreign securities risk is the risk associated with investments in issuers located in foreign countries. A Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, disclosure, custody and auditing standards and practices of foreign countries differ, in some cases significantly, from U.S. standards and practices, and are often not as rigorous. The Public Company Accounting Oversight Board, which regulates auditors of
U.S. public companies, is unable to inspect audit work papes in certain foreign countries. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non-U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non-U.S. investments to decline. When imposed, foreign withholding or other taxes reduce a Fund’s return on foreign securities.
In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, foreign securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.
Interest Rate Risk
Interest rate risk is the risk that changes in interest rates will affect the value of a Fund’s investments in fixed-income securities, such as bonds, notes, asset-
backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund’s investments to decline. In addition, the value of certain derivatives
(such as interest rate futures) is related to changes in interest rates and their value may suffer significant decline as a result of interest rate changes. A prolonged period of low interest rates may cause a Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise.
Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. A significant change in interest rates could cause a Fund’s share price (and the value of your investment) to change.
Potential future changes in government monetary policy may affect the level of interest rates.
Large Investor Risk
Ownership of shares of a Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. If a large investor redeems a portion or all of its investment in a Fund or redeems frequently, the Fund may be forced to sell investments at unfavorable

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times or prices, which can affect the performance of the Fund and may increase realized capital gains, including short-term capital gains taxable as ordinary income. In addition, such transactions may accelerate the realization of taxable income to shareholders if a Fund’s sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase a Fund’s expenses or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios.
Leverage Risk
Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. The use of leverage will increase the impact of gains and losses on a Fund’s returns, and may lead to significant losses if investments are not successful.
LIBOR Risk
LIBOR risk is the risk that the transition away from the London Interbank Offered Rate (“LIBOR”) may lead to increased volatility and illiquidity in markets that are tied to LIBOR. LIBOR is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans, and is used extensively in the United States and globally as a “reference rate” for certain financial instruments in which a Fund may invest, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Additionally, a Fund may borrow money at rates that are based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority, the agency that oversees LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies; however, the process for amending the interest rate provisions of existing contracts to transition away from LIBOR remains unclear. While some contracts may include “fallback” provisions that provide for an alternative rate setting methodology in the event of the unavailability of LIBOR, not all contracts have such provisions or such provisions may not contemplate the permanent unavailability of LIBOR. There is also significant uncertainty regarding the effectiveness of any such alternative methodologies, including the risk of economic value transfer at the time of transition. The transition away from
LIBOR poses a number of other risks, including changed values of LIBOR-related investments and reduced effectiveness of hedging strategies, each of which may adversely affect a Fund’s performance. It is difficult at this time to predict the exact impact of the transition away from LIBOR on a Fund or the financial instruments in which a Fund invests.
Liquidity Risk
Liquidity risk is the risk that a Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in a Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of a Fund’s investments when it needs to dispose of them. If a Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value a Fund’s investments. In some cases, especially during periods of market turmoil, a redemption may dilute the interest of the remaining shareholders.
Management Risk
Management risk is the risk that the portfolio managers’ investment techniques could fail to achieve a Fund’s objective and could cause your investment in a
Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed. The portfolio managers will apply their investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that such decisions will produce the desired results. For example, securities that the portfolio managers expect to appreciate in value may, in fact, decline. Similarly, in some cases, derivative and other investment techniques may be unavailable or the portfolio managers may determine not to use them, even under market conditions where their use could have benefited the Funds.
Market/Issuer Risk
The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. A Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Models and Data Risk
The Adviser utilizes various proprietary quantitative models to identify investment opportunities. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified

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opportunities may lead to substantial loss. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund. Investments selected using the models may perform differently than expected as a result of the market factors used in creating models, the weight given to each such market factor, changes from the market factors ‘ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The
Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.
Mortgage-Related and Asset-Backed Securities Risk
In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. A Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities and other asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with the servicing of those assets. These types of securities may also decline for reasons associated with the underlying collateral. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A
Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Funds.
REITs Risk
The performance of a Fund that invests in REITs may be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes and tax laws, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the mortgage loans held by the REIT. REITs also are subject to default and prepayment risk. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Small- and Mid-Capitalization Companies Risk
Compared to companies with large market capitalization, small- and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. Securities of small- and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for a Fund to buy and sell securities of small- and mid-capitalization companies.
U.S. Government Securities Risk
Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, a Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may raise the interest rates payable on its securities, negatively impacting the price of such securities already held by a Fund.

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Management Team

Management Team
Meet the Funds’ Investment Adviser
The Natixis Funds family currently includes 40 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $55.2 billion as of
December 31, 2020. Natixis Funds are distributed through Natixis Distribution, L.P. (the “Distributor”).
Adviser
Loomis Sayles,
located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Founded in 1926, Loomis Sayles is one of the
oldest investment advisory firms in the United States with over 347.8 billion in assets under management as of December 31, 2020. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each of these Funds.
Natixis Advisors, L.P.
, located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, serves as the advisory administrator to the Loomis
Sayles Core Plus Bond Fund, whereby it provides certain administrative and adviser oversight services in accordance with an Advisory Administration
Agreement. Natixis Advisors, L.P. does not determine what investments will be purchased or sold by the Funds.
The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2020, as a percentage of each Fund’s average daily net assets, was 0.32% for Loomis Sayles Core Plus Bond Fund
1
, 0.00% for Loomis Sayles Credit Income Fund (after waiver), 0.74% for Loomis Sayles Global Allocation
Fund, 0.50% for Loomis Sayles Growth Fund, 0.18% for Loomis Sayles Intermediate Duration Bond Fund (after waiver), 0.35% for Loomis Sayles Limited Term
Government and Agency Fund and 0.57% for Loomis Sayles Strategic Income Fund.
1
The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.16% payable to Loomis Sayles as investment adviser to the Fund and an advisory administration fee of 0.16% payable to Natixis Advisors, L.P. as advisory administrator to the Fund.

A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts  is available in each Fund’s annual report for the fiscal year ended September 30, 2020.
The Funds consider the series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles
Funds II, Natixis ETF Trust and Natixis ETF Trust II, all of which are advised or subadvised by Natixis Advisors, L.P., Loomis Sayles, AEW Capital Management,
L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Mirova US LLC, Harris Associates L.P. or Vaughan Nelson Investment Management, L.P.
(collectively, the “Affiliated Investment Managers”), to be part of the “same group of investment companies” under Section 12(d)(1)(G) of the 1940 Act for the purchase of other investment companies. The Affiliated Investment Managers are all under common control.
Portfolio Trades
In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis Investment Managers LLC or
Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.
Meet the Funds’ Portfolio Managers
The following persons have had primary responsibility for the day-to-day management of the indicated Fund’s portfolio since the dates stated below.
Except
where noted each portfolio manager has been employed by Loomis Sayles for at least five years.
Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision-makers.
Daniel Conklin, CFA
— Daniel Conklin served as an associate portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund and Loomis
Sayles Limited Term Government and Agency Fund from 2019 until 2020, at which time his title changed to portfolio manager for the Fund. Mr. Conklin, Vice
President of Loomis Sayles, joined Loomis Sayles in 2012. Mr. Conklin earned a B.S. from the University of Massachusetts, Lowell and an M.S. from
Northeastern University. Mr. Conklin holds the designation of Chartered Financial Analyst® and has over 10 years of investment management experience.
Matthew J. Eagan, CFA —
Matthew J. Eagan served as an associate portfolio manager of the Loomis Sayles Strategic Income Fund from 2007 until 2012, at which time his title changed to portfolio manager for the Fund. Mr. Eagan has served as co-portfolio manager of the Loomis Sayles Credit Income Fund since 2020. Mr. Eagan, Executive Vice President and Director of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr.
Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst
®
. Mr.
Eagan has over 30 years of investment experience.
Daniel J. Fuss*, CFA, CIC —
Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since 1995. He has managed the domestic fixed-income securities sector of the Loomis Sayles Global Allocation Fund since its inception in 1996. Mr. Fuss is Vice Chairman, Director and
Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designations of
Chartered Financial Analyst
®
and Chartered Investment Counselor. He received a B.S. and an M.B.A. from Marquette University and has over 62 years of investment experience.

59

Management Team

Aziz V. Hamzaogullari, CFA
— Aziz V. Hamzaogullari is the chief investment officer and founder of the Growth Equity Strategies Team at Loomis Sayles.
He has managed the Loomis Sayles Growth Fund since 2010, when he joined Loomis Sayles. Mr. Hamzaogullari is an Executive Vice President and Director of
Loomis Sayles. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst
®
and has 27 years of investment experience.
Christopher T. Harms —
Christopher T. Harms has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since
2012 and has served as a portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund since 2012. Mr. Harms, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 as a product manager for the fixed income group. He earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel
University. Mr. Harms has over 40 years of investment industry experience.
Brian P. Kennedy —
Brian P. Kennedy has served as portfolio manager of the Loomis Sayles Strategic Income Fund since 2016, and has served as co-
portfolio manager of the Loomis Sayles Credit Income Fund since 2020. Mr. Kennedy, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader. He moved over to credit trading in 2001, where he traded high yield bonds and initiated Loomis Sayles’ trading of bank loans. Mr. Kennedy was promoted to product manager in 2009. He received a B.S. from Providence
College, an M.B.A. from Babson College and has over 30 years of investment experience.
Peter W. Palfrey, CFA —
Peter W. Palfrey has served as co-lead portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1996 (including service until 2001 with Back Bay Advisors, the former subadviser of the Loomis Sayles Core Plus Bond Fund). Alongside Mr. Raczkowski, he is responsible for the
Fund’s overall sector allocation and security selection decisions for the Fund. Mr. Palfrey, Vice President of Loomis Sayles, began his investment career in
1983 and joined Loomis Sayles in 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst
®
. He received his B.A. from Colgate University and
has over 37 years of investment experience.
Richard G. Raczkowski
—Richard G. Raczkowski has served as a co-lead portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1999
(including service until 2001 with Back Bay Advisors, the former subadviser of the Loomis Sayles Core Plus Bond Fund). Alongside Mr. Palfrey, he is
responsible for the Fund’s overall sector allocation and security selection decisions for the Fund. Mr. Raczkowski, Executive Vice President and Director of
Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. He received a B.A. from the University of Massachusetts and an
M.B.A. from Northeastern University and has over 31 years of investment experience
Eileen N. Riley, CFA
– Eileen N. Riley has managed the global equity sector of the Loomis Sayles Global Allocation Fund since 2013. Ms. Riley, Vice
President of Loomis Sayles, began her investment career at Loomis Sayles in 1998. After pursuing her MBA, she returned to Loomis Sayles in 2003 as a senior global equity analyst covering the consumer and technology services sectors for the firm’s Central research group. She received a B.A. from Amherst
College and an M.B.A. from Harvard Business School. She holds the designation of Chartered Financial Analyst
®
and has over 22 years of investment
experience.
David W. Rolley, CFA
— David W. Rolley has managed the international fixed-income securities sector of the Loomis Sayles Global Allocation Fund since
2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley holds the designation of
Chartered Financial Analyst
®
. He received a B.A. from Occidental College, studied graduate economics at the University of Pennsylvania and has over 40 years of investment experience.
Lee M. Rosenbaum
– Lee M. Rosenbaum has managed the global equity sector of the Loomis Sayles Global Allocation Fund since 2013. Mr. Rosenbaum,
Vice President of Loomis Sayles, began his investment career in 2001 and joined Loomis Sayles in 2008. He received a B.S. from the United States Coast
Guard Academy and an M.B.A. from the Massachusetts Institute of Technology and has over 19 years of investment experience.
Clifton V. Rowe, CFA
— Clifton V. Rowe has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since 2001 and has served as a portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund since December 2005. Mr. Rowe, Vice President of Loomis
Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. He holds the designation of Chartered Financial Analyst
®
. Mr. Rowe received
a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 28 years of investment experience.
Elaine M. Stokes
— Elaine M. Stokes served as associate portfolio manager of the Loomis Sayles Strategic Income Fund from 2007 until 2012, at which time her title changed to portfolio manager for the Fund. Ms. Stokes has served as co-portfolio manager of the Loomis Sayles Credit Income Fund since 2020.
Ms. Stokes, Executive Vice President and Director of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a
B.S. from St. Michael’s College and has over 33 years of investment experience.
*Effective March 1, 2021, Daniel J. Fuss will no longer serve as a Portfolio Manager of the Loomis Sayles Global Allocation Fund or the Loomis Sayles
Strategic Income Fund.
Agency MBS Portfolio Managers
Ian Anderson
— Ian Anderson has served as co-agency MBS portfolio manager of the Loomis Sayles Core Plus Bond Fund since 2020. Alongside Mr.
Sankaran, he is responsible for security selection with respect to the agency mortgage-backed securities portion of the Fund. Mr. Anderson, Vice President of
Loomis Sayles, began his investment career in 1998 and joined Loomis Sayles in 2011. Prior to Loomis Sayles, Mr. Anderson served as a senior portfolio manager and an agency collateralized mortgage obligation trader for Fannie Mae and was also previously a research analyst for the Federal Reserve Board of
Governors. He earned a B.S. in economics from the University of Chicago and an M.S. in finance from the George Washington University and has over 22 years of investment management experience.

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Fund Services

Barath W. Sankaran, CFA
— Barath W. Sankaran has served as co-agency MBS portfolio manager of the Loomis Sayles Core Plus Bond Fund since 2020.
Alongside Mr. Anderson, he is responsible for security selection with respect to the agency mortgage-backed securities portion of the Fund. Mr. Sankaran,
Vice President of Loomis Sayles, began his investment career in 2009 and joined Loomis Sayles in 2009. Prior to Loomis Sayles, Mr. Sankaran held multiple roles at Johnson & Johnson. Mr. Sankaran earned a B.S. from Carnegie Mellon University and an M.B.A. from the Sloan School of Management at the
Massachusetts Institute of Technology. He holds the designation of Chartered Financial Analyst® and has 11 years of investment experience.
Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
Additional Information
The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, the Distributor and the Funds’ custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Funds.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase shares of the Funds. None of this
Prospectus, the SAI or any contract that is an exhibit to the Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.
Fund Services
Investing in the Funds
Choosing a Share Class
Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs.
Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Certain share classes and certain shareholder features may not be available to you if you hold your shares through a financial intermediary. Your financial representative can help you decide which class of shares is most appropriate for you. The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’
transfer agent and the Distributor do not provide investment advice.
Class A Shares

•	You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”

•
You pay lower annual expenses than Class C and Admin Class shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher expenses than Class N and Class Y shares.

•
You do not pay a sales charge if your total investment reaches $1 million or more (or $500,000 or more for the Loomis Sayles Limited Term Government and Agency Fund), but you may pay a charge on redemptions if you redeem these shares within 18 months of purchase.

If you were a Retail Class shareholder of a Fund as of the date such shares were redesignated Class A shares, you are eligible to purchase Class A shares without a sales charge, provided you have held fund shares in your existing account since that date. Due to operational limitations at your financial intermediary, a sales charge or contingent deferred sales charge (“CDSC”) may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a Retail Class shareholder of the Fund and are eligible to purchase Class A shares without a sales charge.
Notwithstanding the foregoing, former Retail Class shareholders may not be eligible to purchase shares at the net asset value (“NAV”) through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.
Class C Shares

•	You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.

•	You pay higher annual expenses than Class A, Class N, Class T, Class Y and Admin Class shares.

•	You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.

•
Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances.
You may pay a charge on redemptions if you redeem Class A shares within 18 months of purchase.

•
Except as noted below, Class C shares will automatically convert to Class A shares after 10 years. Please see the section “Exchanging or Converting
Shares” for details regarding a conversion of shares. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the

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Fund Services

Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your Class C shares have been held for
10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class
C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above. Please consult your financial representative for more information.

Class N Shares

•	You have a minimum initial investment of $1,000,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class N shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You may pay lower annual expenses than Class A, Class C, Class T, Class Y and Admin Class shares, giving you the potential for higher returns per share.

Class T Shares

•	Class T shares of the Funds are not currently available for purchase.

•	The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”

•	You pay a sales charge when you buy Class T shares. This charge is reduced for purchases of $250,000 or more. See the section “How Sales Charges Are Calculated.”

•
You pay lower annual expenses than Class C
shares and Admin Class shares, giving you the potential for higher returns per share. However, where front-
end sales charges are applicable, returns are earned on a smaller amount of your investment.

•	You pay higher expenses than Class N and Class Y shares.

Class Y Shares

•	You have a minimum initial investment of $100,000. There are several ways to waive this minimum. See the section “Purchase and Sale of Fund Shares.”

•	You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You pay lower annual expenses than Class A, Class T, Class C and Admin Class shares, giving you the potential for higher returns per share.

•	You may pay higher annual expenses than Class N shares.

Admin Class Shares

•	The shares are available to a limited type of investor. See the section “Purchase and Sale of Fund Shares.”

•	You have no minimum initial investment.

•	You do not pay a sales charge when you buy Admin Class shares. All of your money goes to work for you right away.

•	You do not pay a sales charge on redemptions.

•	You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

•	You pay higher annual expenses than Class A, Class N, Class T and Class Y shares.

For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary.
How Sales Charges Are Calculated
Class A Shares
The price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase:

Class A Sales Charges *
	Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Strategic Income Fund			Loomis Sayles Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment	Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	4.25%	4.44%	Less than $100,000	2.25%	2.30%
$100,000-$249,999	3.50%	3.63%	$100,000-$249,999	1.75%	1.78%
$250,000-$499,999	2.50%	2.56%	$250,000-$499,999	1.25%	1.27%
$500,000-$999,999	2.00%	2.04%	$500,000 or more **	0.00%	0.00%
$1,000,000 or more ***	0.00%	0.00%

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Fund Services

Class A Sales Charges *
Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Strategic Income Fund				Loomis Sayles Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment	Your Investment	As a % of offering price	As a % of your investment
		Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund
Your Investment		As a % of offering price		As a % of your investment
Less than $50,000		5.75%		6.10%
$50,000-$99,999		4.50%		4.71%
$100,000-$249,999		3.50%		3.63%
$250,000-$499,999		2.50%		2.56%
$500,000-$999,999		2.00%		2.04%
$1,000,000 or more ***		0.00%		0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	Not imposed on shares that are purchased with reinvested dividends or other distributions.
**
For purchases of Class A shares of the Fund of $500,000 or more, there is no front-end sales charge, but a CDSC of 0.75% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

***
For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within 18 months of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper
“breakpoint” discount. At the time of purchase you must inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Funds. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at im.natixis.com (click on “Sales Charges” at the bottom of the home page) or in the SAI.
Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:

•
Letter of Intent —
By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more (or $50,000 or more for Loomis Sayles
Global Allocation Fund and Loomis Sayles Growth Fund) within 13 months.

•
Cumulative Purchase Discount —
You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares (excluding Class T shares) of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.

•	Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.

Individual Accounts:
You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual retirement accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

Retirement Plan Accounts:
The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings
Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA
Plan (Class A shares only) using the Natixis Funds prototype document. SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

Eliminating Front-End Sales Charges and CDSCs
Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

•
Clients of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

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Fund Services

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	All employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and children under the age of 21 of those mentioned);

•
Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

•	Certain Retirement Plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

•	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

•
Fee Based Programs of certain broker-dealers, the
Adviser or the Distributor. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees; and

•	Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase.
Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this Prospectus for information regarding eligibility for load waivers and discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.

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Repurchasing Fund Shares
You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales
charge.
To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by returning your original redemption check or sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes,
a
redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested.
Please consult your tax
adviser to discuss how a redemption would affect you.
Eliminating the CDSC
As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans (to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions at age 72
*
 (an individual participant’s
voluntary distribution or a total plan termination or total plan redemption) may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3)
due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 72* (applies only to the amount necessary to meet the required minimum distributions).
Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.
*	The Required Minimum Distribution age is 70 1/2 if you turned this age on or before December 31, 2019. If you turned 70 1/2 after December 31, 2019, the Required Minimum Distribution age is 72.
Class C Shares
The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges

Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%
Eliminating the CDSC
The availability of certain CDSC waivers will depend on whether you purchase your shares directly from the Fund or through a financial intermediary.
Intermediaries may have different policies and procedures regarding the availability of CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
For waivers not available through a particular intermediary, shareholders will have to purchase
Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A to this
Prospectus for information regarding eligibility for CDSC discounts available through specific financial intermediaries, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from Certain Retirement Plans (to pay plan participants or beneficiaries due to death, disability, separation from service, normal or early retirement, loans from the plan, hardship withdrawals, return of excess contributions, or required minimum distributions at age 72
*
 (an individual participant’s
voluntary distribution or a total plan termination or total plan redemption) may incur a CDSC); (2) to make payments through a systematic withdrawal plan; (3)
due to shareholder death or disability; (4) to return excess IRA contributions; or (5) to make required minimum distributions at age 72* (applies only to the amount necessary to meet the required minimum distributions).
Due to operational limitations at your financial intermediary, a CDSC may be assessed, notwithstanding the exemptions above; please consult your financial representative. Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.
*	The Required Minimum Distribution age is 70 1/2 if you turned this age on or before December 31, 2019. If you turned 70 1/2 after December 31, 2019, the Required Minimum Distribution age is 72.
How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:

•	Is calculated based on the number of shares you are selling;

•	Calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower in order to minimize your CDSC;

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•	Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and

•	Applies to redemptions made within the time frame shown above for each class.

A CDSC will not be charged on:

•	Increases in NAV above the purchase price;

•	Shares you acquired by reinvesting your dividends or capital gains distributions; or

•	Exchanges. However, the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

To minimize the amount of the CDSC you may pay when you redeem shares, the relevant Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest).
Class N, Class Y and Admin Class Shares
The offering price of Class N, Class Y and Admin Class shares is their NAV without a front-end load sales charge.  No CDSC applies when you redeem your shares.  You must meet eligibility criteria in order to invest in Class N, Class Y or Admin Class shares.
Class T Shares
The offering price of Class T shares is their NAV plus a front-end sales charge, which varies depending upon the size of your purchase.

Class T Sales Charges * , **
Your Investment	As a % of offering price	As a % of your investment
Less than $250,000	2.50%	2.56%
$250,000 – $499,999	2.00%	2.04%
$500,000 – $999,999	1.50%	1.52%
$1,000,000 or more	1.00%	1.01%
*	Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.
Information about purchasing shares of the Funds and sales loads is available on the Funds’ website at im.natixis.com
Compensation to Securities Dealers
As part of their business strategies, each Fund pays securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Class A,
Class C, Class T and Admin Class shares pay an annual service fee each of 0.25% of their respective average daily net assets.
The Admin Class of Loomis
Sayles Strategic Income Fund also may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets to the Distributor and/or securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

 Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Because these distribution fees and service (12b-1) fees are paid out of each Fund’s assets on an ongoing basis, over time these fees for Class C
and
Admin Class
 shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A or
Class T shares. Similarly, over time the fees for Class A, Class C and Class T shares will increase the cost of your investment and will cost you more than an investment in Class N or Class Y shares.
In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund
(with the exception of Class N shares,
which do not bear such expenses)
in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders.
The Distributor, a Fund’s Adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the
Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These

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payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares
; such payments will not be made with respect to Class N shares
. These payments may be in addition to
payments made by each Fund for similar services.
The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes.
Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to the services it provides, what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries.
How to Purchase Shares
Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. The Funds will only accept investments from
U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S.
taxpayer identification number. U.S. citizens living abroad are not allowed to purchase shares in the Funds.
Admin Class shares are offered exclusively
through intermediaries (who will be the record owner of such shares), are intended primarily for Certain Retirement Plans held in omnibus fashion, and are not available for purchase by individual investors.
Class N and Class T shares are not eligible to be exchanged or purchased through the website or through the Natixis Funds Automated Voice Response System.
Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the New York Stock Exchange (“NYSE”) for your shares to be bought or sold at the Fund’s NAV on that day.
All purchases made by check should be in U.S. dollars and made payable to Natixis Funds. Third party checks, travelers checks, starter checks and credit card convenience checks will not be accepted, except that third party checks under $10,000 may be accepted. You may return an uncashed redemption check from your account to be repurchased back into your account. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.
A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares.”
In the best interest of current shareholders and in order to preserve the investment team’s ability to efficiently manage future cash flow, Loomis Sayles
Growth Fund is currently closed to new investors. Shares of the Fund are available for purchase only by defined contribution and defined benefit plans, by existing shareholders and by clients of registered investment advisers and registered representatives trading through intermediaries where the Fund is already available.
The Funds are not available to new SIMPLE IRA plans using the Natixis Funds’ Prototype document.
You can buy shares of each Fund in several ways:
The Funds may engage financial intermediaries to receive purchase, exchange and sell orders on their behalf. Accounts established directly with the Funds will be serviced by the Funds’ transfer agent. The Funds, the Funds’ transfer agent and the Distributor do not provide investment advice.
Through a financial adviser (certain restrictions may apply).
Your financial adviser will be responsible for furnishing all necessary documents to
Natixis Funds. Your financial adviser may charge you for these services. Your financial adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Through a broker-dealer (certain restrictions may apply).
You may purchase shares of the Funds through a broker-dealer that has been approved by the
Distributor. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.
Directly from the Fund.
Natixis Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.
You can purchase shares directly from each Fund in several ways:
By mail.
You can buy shares of each Fund by submitting a completed application form, which is available online at www.im.natixis.com or by calling Natixis
Funds at 800-225-5478, along with a check payable to Natixis Funds for the amount of your purchase to:
Regular Mail

Natixis Funds

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P.O. Box 219579

Kansas City, MO 64121-9579
Overnight Mail

Natixis Funds

330 West 9th Street

Kansas City, MO 64105-1514
After your account has been established, you may send subsequent investments directly to Natixis Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.
By wire.
You also may wire subsequent investments. Call Natixis Funds at 800-225-5478 to obtain wire transfer instructions. At the time of the wire transfer, you will need to include the Fund name, your class of shares, your account number and the registered account owner name(s). Your bank may charge you for such a transfer.
By telephone.
You can make subsequent investments by calling Natixis Funds at 800-225-5478 if you have already established electronic transfer privileges.
By exchange.
You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to
Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
Through Automated Clearing House (“ACH”).
Before you can purchase shares of Natixis Funds through ACH, you must provide specific instructions to
Natixis Funds in writing (see STAMP2000 Medallion Signature Guarantee below). You may purchase shares of a Fund through ACH by either calling Natixis
Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
By internet.
If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.im.natixis.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.im.natixis.com, click on “Account Access,” and follow the instructions.
Through systematic investing.
You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining a Service Options Form through your financial adviser, by calling Natixis Funds at 800-225-5478 or by visiting www.im.natixis.com. A medallion signature guarantee may be required to add this option.
Minimum Investment Requirements for each fund and share class are described in the section “Purchase and Sale of Fund Shares.”
Minimum Balance Policy
In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $500. The valuation of account balances for this purpose and liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.
Certain accounts, such as accounts using the Natixis Funds’ prototype document (including IRAs, Keogh Plans, 403(b)(7) plans and Coverdell Education
Savings Accounts), accounts associated with fee-based programs (such as wrap programs), trust networked accounts, accounts initially funded within six months of the liquidation date, certain retirement accounts, or accounts that fall below the minimum as a result of an automatic conversion of Class C to
Class A shares, are excluded from the liquidation.
Due to operational limitations, the Funds’ ability to apply the Minimum Balance Policy to shareholder accounts held through an intermediary in an omnibus fashion may be limited. The Funds may work with these intermediaries to enforce the Minimum Balance Policy on these accounts as can best be applied per the timing and constraints of the intermediaries’ account recordkeeping systems. For information about the policy for Class N shares, see the section
“Purchase and Sale of Fund Shares” in each Fund summary.
Accounts held through certain financial intermediaries that have entered into special arrangements with the Distributor may be subject to a different minimum balance policy than the one described above. Please see Appendix A to the Prospectus for more information regarding the minimum balance policies of specific financial intermediares, which may differ from those disclosed elsewhere in the Prospectus or in the SAI. Consult your financial intermediary for additional information regarding the minimum balance policy applicable to your investment.
Certain Retirement Plans
Natixis Funds defines “Certain Retirement Plans” as it relates to load waivers, share class eligibility, and account minimums as follows:
Certain Retirement Plans includes 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7)
plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify.
Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, SIMPLE, SEP, SARSEP, Roth IRA, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

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How To Redeem Shares
You can redeem shares of each Fund directly from the Fund on any day on which the New York Stock Exchange (the “NYSE”) is open for business. The information below details the various ways you can redeem shares of a Fund. Except as noted below and in the “Selling Restrictions” section of this
Prospectus, each Fund typically expects to pay out redemption proceeds on the next business day after a redemption request is received in good order. The information below also notes certain fees that may be charged by a Fund, its agents, your bank or your financial representative in connection to your redemption request. The Funds do not currently impose any redemption charge other than the contingent deferred sales charge (CDSC) imposed by the Funds’
distributor, as described in the “How Sales Charges are Calculated” section of this Prospectus. The Funds’ Board of Trustees reserves the right to impose additional charges at any time.
Each Fund may fund a redemption request from various sources, including sales of portfolio securities, holdings of cash or cash equivalents, and borrowings from banks (including overdrafts from the Fund’s custodian bank and/or under the Fund’s line of credit, which is shared across certain other Natixis Funds and
Loomis Sayles Funds). Each Fund typically will redeem shares for cash; however, as described in more detail below, each Fund reserves the right to pay the redemption price wholly or partly in-kind (i.e., in portfolio securities rather than cash), if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days as permitted by the SEC.
Redemptions totaling more than $100,000 from a single fund/account cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section “STAMP2000 Medallion Signature Guarantee” for details.
Generally, will be charged for expedited payment of redemption proceeds, a transaction fee of $5.50 for wire transfers, $50 for international wire transfers or
$20.50 for overnight delivery. These fees are subject to change.
Redemptions through your financial adviser.
Your financial adviser must receive your request in proper form before the close of regular trading on the
NYSE for you to receive that day’s NAV. Your financial adviser will be responsible for furnishing all necessary documents to Natixis Funds on a timely basis and may charge you for his or her services.
Redemptions through your broker-dealer.
You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 888 Boylston Street, Suite 800, Boston, MA 02199-8197. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.
Redemptions directly to the Funds.
Natixis Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you on the first business day after your request is received in good order, although it may take longer.
You may make redemptions directly from each Fund in several ways:
By mail.
Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:
Regular Mail

Natixis Funds

P.O. Box 219579

Kansas City, MO 64121-9579
Overnight Mail

Natixis Funds

330 West 9th Street

Kansas City, MO 64105-1514
All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).
By exchange.
You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another fund by sending a signed letter of instruction to Natixis Funds, by calling Natixis Funds at 800-225-5478 or by accessing your account online at www.im.natixis.com.
By internet.
If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can redeem shares through your online account at www.im.natixis.com. If you have not established a PIN but you have established the electronic transfer privilege, go to
www.im.natixis.com, click on “Account Access,” and follow the instructions.

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By telephone.
You may redeem shares by calling Natixis Funds at 800-225-5478. Proceeds from telephone redemption requests (less any applicable fees)
can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.
The telephone redemption privilege may be modified or terminated by the Funds without notice.
You may redeem by telephone to have a check sent to the address of record for the maximum amount of $100,000 per day from a single fund/account. For your protection, telephone or internet redemption requests will not be permitted if Natixis Funds has been notified of an address change or bank account information change for your account within the preceding 30 days.
If you prefer, you can decline telephone redemption and transfer privileges by calling Natixis Funds at 800-225-5478.
Systematic Withdrawal Plan.
If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-225-5478 for more information or to set up a systematic withdrawal plan or visit www.im.natixis.com to obtain a Service
Options Form.
In-Kind.
Shares normally will be redeemed for cash upon receipt of a redemption request in good order, although each Fund reserves the right to pay the redemption price wholly or partly in-kind if the Fund’s Adviser determines it to be advisable and in the best interest of shareholders. For example, a Fund may pay a redemption in-kind under stressed market conditions or if the redemption amount is large.
You may also request an in-kind redemption of your shares by calling Natixis Funds at 800-225-5478. In-kind redemptions typically take several weeks to effectuate following a redemption request given the operational steps necessary to coordinate with the redeeming shareholder’s custodian. Typically, the redemption date is mutually-agreed upon by the Fund and the redeeming shareholder. A Fund is not required to pay a redemption in-kind even if requested and may in its discretion pay the redemption proceeds in cash.
Redemptions in-kind will generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.
By wire.
Before Natixis Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to
Natixis Funds in writing (see “STAMP2000 Medallion Signature Guarantee” below). A wire fee will be deducted from the proceeds of each wire.
By ACH.
Before Natixis Funds can send redemptions through ACH, you must provide specific wiring instructions to Natixis Funds in writing (see
“STAMP2000 Medallion Signature Guarantee” below). For ACH redemptions, proceeds will generally arrive at your bank within three business days.
STAMP2000 Medallion Signature Guarantee.
You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

•	If you are selling more than $100,000 per day from a single fund/account and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature
Guarantee. This signature guarantee requirement may be waived by Natixis Funds in certain cases.
Exchanging or Converting Shares
In general, you may exchange shares of each Fund (excluding Class T shares) for shares of the same class of another Natixis Fund that offers such class of shares (see the sections “How to Purchase Shares” and “How to Redeem Shares”) without paying a sales charge or a CDSC, if applicable, subject to restrictions noted below. Class T shares of the Funds do not have exchange privileges. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least
$50 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Class N shares are not eligible to be exchanged through the website or through the Natixis Funds
Automated Voice Response System.
In certain circumstances, you may convert shares of your Fund from your current share class into another share class in the same Fund. A conversion is subject to the eligibility requirements of the share class of your Fund that you are converting into including investment minimum requirements. The conversion

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from one class of shares to another will be based on the respective NAVs of the separate share classes on the trade date for the conversion. Except as noted
below, Class C shares will automatically convert to Class A shares after 10 years. Generally, to be eligible to have your Class C shares automatically converted to Class A shares, the Fund or the financial intermediary through which you purchased your shares will need to have records verifying that your
Class C shares have been held for 10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. Group retirement plans of certain financial intermediaries who hold Class C shares with the Fund in an omnibus account do not track participant level aging of shares and therefore these shares will not be eligible for an automatic conversion. Certain intermediaries may convert your Class C shares to Class A shares in accordance with a conversion schedule that may differ from the one described above.
Please consult your financial representative for more information.
Any account with an outstanding CDSC liability will be assessed the CDSC before converting to the new share class. Any conversions into a class of shares with a front end sales charge will not be subject to an initial sales charge; however, future purchases may be subject to a sales charge, if applicable.
Generally, a conversion between share classes of the same fund is a nontaxable event to the shareholder. All requests for conversions must follow the procedures set forth by the Distributor. The Fund reserves the right to refuse any conversion request. Due to operational limitations at your financial intermediary, your ability to convert share classes of the same fund or have your Class C shares automatically converted to Class A shares may be limited.
Please consult your financial representative for more information.
In general, you may sell Class Y shares of any Natixis Fund and use the proceeds to purchase Class I shares in any Loomis Sayles Fund, subject to the eligibility requirements, including fund minimums, of the fund you are purchasing into.
Cost Basis Reporting.
Upon the redemption or exchange of your shares in a Fund, the Fund, or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. The cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 800-225-5478, visit im.natixis.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax adviser to determine which available cost basis method is best for you.
Restrictions on Buying, Selling and Exchanging Shares
The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of each Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, below investment grade securities or small capitalization securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading.
Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “How to Redeem Shares.”
Limits on Frequent Trading.
Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder’s account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund’s trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and/or his or her financial intermediary, if any, a written warning. After the detection of a second violation (
i.e.
, two more round trip transactions in the Fund within a rolling
90-day period), the Fund or the Distributor will restrict the shareholder from making subsequent purchases (including purchases by exchange) for 90 days.
After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder’s control in any Natixis Fund or Loomis Sayles Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that a Fund and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.
Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the
Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

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This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading.
Trade Activity Monitoring.
Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund and the
Distributor, as well as an adviser to a Fund may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-
term transactions that, while not necessarily in violation of the Fund’s stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.
Accounts Held by Financial Intermediaries.
The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.
Purchase Restrictions
Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided.
Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.
Selling Restrictions
The table below describes restrictions placed on selling shares of a Fund.  Please see the SAI for additional information regarding redemption payment policies.

Restriction	Situation
Each Fund may suspend the right of redemption:	• When the NYSE is closed (other than a weekend/holiday) as permitted by the SEC. • During an emergency as permitted by the SEC. • During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner. • With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:
• When or if it is advisable for the Fund to redeem in-kind, as determined in the sole discretion of the Adviser , or if requested by the redeeming shareholder and agreed to by the Fund.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.
Certificates.
Certificates will not be issued or honored for any class of shares.

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Self-Servicing Your Account
Shareholders that hold their accounts directly with Funds may use the following self-service options. Shareholders that hold Fund shares through a financial intermediary should consult their financial intermediary regarding any self-service options that they may offer.
(Excludes
Class N and Class T shares)
Natixis Funds Website.
You can access our website at www.im.natixis.com to perform transactions (purchases, redemptions or exchanges), review your account information and
Fund NAVs, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports (certain restrictions may apply).
Natixis Funds Automated Voice Response System.
You have access to your account 24 hours a day by calling Natixis Funds’ Automated Voice Response
System at 800-225-5478, option 1. Using this customer service option, you may review your account balance and Fund NAV, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions (certain restrictions may apply).
Restructuring and Liquidations
Investors should note that each Fund reserves the right to merge or reorganize at any time, or to cease operations or liquidate itself. At any time prior to the liquidation of a Fund, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares.” The proceeds from any such redemption will be the NAV of the Fund’s shares. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares.” For federal income tax purposes, an exchange of a fund’s shares for shares of another Natixis Fund or Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized.
Retirement Accounts.
Absent an instruction to the contrary prior to the liquidation date of a Fund, for shares of a Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts,
Natixis Distribution, L.P. will exchange any shares remaining in the Fund on the liquidation date for shares of Loomis Sayles Limited Term Government and
Agency Fund (or, if that fund is no longer in existence, then in shares of another comparable Natixis Fund or Loomis Sayles Fund) at NAV. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.
How Fund Shares Are Priced
NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

•
A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time.
A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

•
The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent, DST Asset Manager Solutions, Inc., (rather than when the order arrives at the P.O. box) “in good order” (meaning that the order is complete and contains all necessary information).
1

•
Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to the NYSE market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer.
Please contact your investment dealer to
determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

•	If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

1	Please see the section “How to Purchase Shares,” which provides additional information regarding who can receive a purchase order.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”
Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. The Funds may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations and other valuation information, such as evaluated bids. Generally, Fund securities and other investments are valued as follows:

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•
Equity securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”)), exchange traded notes, rights, and warrants
— listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global
Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below)
are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•
Debt securities and unlisted preferred equity securities —
evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•
Bilateral Swaps —
bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•
Options
—
domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National
Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other
OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies as described below.

•
Futures —
 most recent settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies as described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service.
Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the
Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services. The Funds’ fair value policies and procedures and valuation practices may be impacted as the Funds come into compliance with Rule 2a-5 under the
1940 Act.
Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.
Dividends and Distributions
The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) as dividends. The following table shows when each Fund expects to distribute dividends.

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Annually	Monthly	Daily
Loomis Sayles Global Allocation Fund	Loomis Sayles Core Plus Bond Fund	Loomis Sayles Limited Term Government and Agency Fund †
Loomis Sayles Growth Fund	Loomis Sayles Credit Income Fund
Loomis Sayles Intermediate Duration Bond Fund
Loomis Sayles Strategic Income Fund
†	Declares dividends for each class daily and pays them monthly.
In addition, each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term capital gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.
Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:

•
Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about the program, see the section “Additional Investor Services;”

•
Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the
Fund, or in the same class of another Natixis Fund;

•
Receive distributions from capital gains in cash while reinvesting distributions from dividends and interest in additional shares of the same class of the Fund, or in the same class of another Natixis Fund; or

•	Receive all distributions in cash.

For accounts held directly with a Fund, any cash distributions to be paid by check, in an amount of $10 or less, will instead be automatically reinvested in additional Fund shares. If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, each Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund unless you subsequently contact the Fund and request to receive distributions by check.
If you do not select an option when you open your account, all distributions will be reinvested.
Generally, if you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099-DIV to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the IRS. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.
Tax Consequences
Except as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any
non-U.S., state or local tax consequences.
Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.
Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The
Funds are not managed with a view toward minimizing taxes imposed on such shareholders.
Taxation of Distributions from the Funds
. For U.S. federal income tax purposes, distributions of investment income generally are taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less, and that are properly reported by the Fund as capital gain dividends
(“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned
(or is deemed to have owned) for one year or less over net long-term capital losses from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year, will be taxable as ordinary income.
Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. Dividends

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received by the Fund from foreign corporations that are not eligible for the benefits of a comprehensive income tax treaty with the U.S. (other than dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) will not be treated as qualified dividend income, and hence will not increase the amount of a Fund’s distributions that may be reported as qualified dividend income.
An additional Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by a Fund, and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of shares of a Fund.
Fund distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.
Dividends declared by a Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.
Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund will advise shareholders annually of the proportion of its dividends that are derived from such interest.
Distributions by a Fund to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws generally will not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.
Redemption, Sale or Exchange of Fund Shares.
A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and generally will result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any
Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.
Taxation of Certain Fund Investments.
A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the
Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currency may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions to shareholders. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws.
A Fund’s investments in certain debt obligations (such as those with “OID” or having accrued with market discount, as defined in the SAI), mortgage-backed securities, asset-backed securities, REITs and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements applicable to regulated investment companies under the Code. In addition, a Fund’s investments in derivatives may affect the amount, timing or character of distributions to shareholders. In particular, a Fund’s transactions in options or other derivatives or short sales may cause a larger portion of distributions to be taxable to shareholders as ordinary income than would be the case absent such transactions.
The Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and
Loomis Sayles Strategic Income Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, some or all of this market discount will, when recognized as income by a Fund, be included in such Fund’s ordinary income, and will be taxable to shareholders as such when it is distributed.
Backup Withholding.
Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.
Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.
You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
Additional Investor Services
Retirement Plans

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs and SEPs. For more information about our Retirement
Plans, call us at 800-225-5478.

76

Prior Related Performance of Similarly Managed Accounts

Investment Builder Program
(Excludes Class T shares)
This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “How To Purchase Shares.”
Dividend Diversification Program
(Excludes Class T shares)
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. The fund minimum must be met in the new fund prior to establishing the dividend diversification program. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully.
Automatic Exchange Plan
(Excludes Class T shares)
Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. The fund minimum must be met prior to establishing an automatic exchange plan. There is no fee for exchanges made under this plan. Please see the section “Exchanging or Converting Shares” above and refer to the SAI for more information on the Automatic Exchange Plan.
Systematic Withdrawal Plan
(Excludes Class T shares)
This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic
Withdrawal Plan are not subject to a CDSC, however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic
Withdrawal Plan, please refer to the section “How To Redeem Shares.”
Prior Related Performance of Similarly Managed Accounts
Loomis Sayles Credit Income Fund
The following table sets forth historical performance information for the institutional accounts managed by Loomis Sayles that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the Fund (the “Composite”).
The Composite data is provided to illustrate the past performance of Loomis Sayles in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The accounts in the Composite are separate and distinct from the Fund; its performance is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund or of
Loomis Sayles.
The Composite’s returns were calculated on a total return basis, include all dividends and interest, accrued income and realized and unrealized gains and losses, and assume the reinvestment of earnings. All returns reflect the deduction of brokerage commissions and execution costs paid by the accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees.  The Composite includes all actual discretionary accounts managed by Loomis Sayles for at least one full month that have investment objectives, policies, strategies, risks and investment restrictions substantially similar to those of the Fund. The Composite may include both tax-exempt and taxable accounts.
Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composite combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-
weighting each account’s asset value as of the beginning of the month.
The accounts that are included in the Composite may be subject to lower expenses than the Fund and may not be subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue
Code. Consequently, the performance results for the Composite would have been less favorable had it been subject to the same expenses as the Fund or had it been regulated as an investment company under the federal securities laws.
The returns set forth below may not be representative of the results that may be achieved by the Fund in the future, in part because the past results are not necessarily indicative of future results.
 In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.
The table below shows the annual total returns for the Composite, and a broad-based securities market index for periods ended December 31, 2019.

77

Prior Related Performance of Similarly Managed Accounts

Average Annual Total Returns (for the periods ended December 31, 2020)	Past 1 Year	Past 5 Years	Past 10 Years
Composite (Net of Fees)	14.24%	8.01%	7.06%
Composite (Gross of Fees)	14.75%	8.49%	7.54%
Bloomberg Barclays U.S. Credit Index	9.35%	6.44%	5.40%

78

Financial Performance

Financial Performance
The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the
Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by
PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the
Funds’ annual report to shareholders. The

Natixis Funds Trust I annual report
,
Loomis Sayles Funds I annual report and Loomis Sayles Funds II annual report are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.
Class T shares of each Fund had not commenced operations and had no performance history as of the date of this Prospectus. Therefore, financial highlights tables are not included for Class T shares of the Funds.
Effective December 7, 2020, the Loomis Sayles Strategic Income Fund’s fiscal year end was changed from September 30 to December 31.

79

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.25	$12.53	$12.96	$13.06	$12.34
Income (loss) from Investment Operations:
Net investment income (a)	0.26	0.34	0.35	0.28	0.37
Net realized and unrealized gain (loss)	0.86	0.70	(0.38)	(0.04)	0.71
Total from Investment Operations	1.12	1.04	(0.03)	0.24	1.08
Less Distributions From:
Net investment income	(0.29)	(0.32)	(0.40)	(0.34)	(0.36)
Total Distributions	(0.29)	(0.32)	(0.40)	(0.34)	(0.36)
Net asset value, end of the period	$14.08	$13.25	$12.53	$12.96	$13.06
Total return (b)	8.60%	8.39%	(0.27)%	1.86%	8.90%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$617,609	$558,291	$600,762	$676,892	$776,566
Net expenses	0.72% (c)	0.73%	0.73%	0.73%	0.73%
Gross expenses	0.72%	0.73%	0.73%	0.73%	0.73%
Net investment income	1.88%	2.63%	2.71%	2.19%	2.91%
Portfolio turnover rate	359% (d)	297% (e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

80

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.25	$12.53	$12.96	$13.06	$12.33
Income (loss) from Investment Operations:
Net investment income (a)	0.15	0.24	0.25	0.19	0.27
Net realized and unrealized gain (loss)	0.88	0.70	(0.38)	(0.05)	0.73
Total from Investment Operations	1.03	0.94	(0.13)	0.14	1.00
Less Distributions From:
Net investment income	(0.19)	(0.22)	(0.30)	(0.24)	(0.27)
Total Distributions	(0.19)	(0.22)	(0.30)	(0.24)	(0.27)
Net asset value, end of the period	$14.09	$13.25	$12.53	$12.96	$13.06
Total return (b)	7.83%	7.57%	(1.03)%	1.08%	8.17%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$132,590	$160,201	$185,758	$248,687	$321,626
Net expenses	1.47% (c)	1.48%	1.48%	1.48%	1.48%
Gross expenses	1.47%	1.48%	1.48%	1.48%	1.48%
Net investment income	1.13%	1.88%	1.96%	1.44%	2.16%
Portfolio turnover rate	359% (d)	297% (e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

81

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.37	$12.63	$13.06	$13.17	$12.44
Income (loss) from Investment Operations:
Net investment income (a)	0.30	0.38	0.39	0.33	0.41
Net realized and unrealized gain (loss)	0.88	0.72	(0.38)	(0.06)	0.73
Total from Investment Operations	1.18	1.10	0.01	0.27	1.14
Less Distributions From:
Net investment income	(0.34)	(0.36)	(0.44)	(0.38)	(0.41)
Total Distributions	(0.34)	(0.36)	(0.44)	(0.38)	(0.41)
Net asset value, end of the period	$14.21	$13.37	$12.63	$13.06	$13.17
Total return	8.95%	8.85%	0.07%	2.12%	9.33%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$2,682,487	$2,610,699	$1,899,190	$1,784,150	$2,134,113
Net expenses	0.38% (b)	0.39%	0.39%	0.39%	0.39%
Gross expenses	0.38%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.21%	2.96%	3.06%	2.53%	3.25%
Portfolio turnover rate	359% (c)	297% (d)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(c)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

82

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Core Plus Bond Fund

	Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.36	$12.63	$13.06	$13.16	$12.43
Income (loss) from Investment Operations:
Net investment income (a)	0.29	0.37	0.38	0.31	0.40
Net realized and unrealized gain (loss)	0.88	0.71	(0.38)	(0.04)	0.73
Total from Investment Operations	1.17	1.08	0.00 (b)	0.27	1.13
Less Distributions From:
Net investment income	(0.33)	(0.35)	(0.43)	(0.37)	(0.40)
Total Distributions	(0.33)	(0.35)	(0.43)	(0.37)	(0.40)
Net asset value, end of the period	$14.20	$13.36	$12.63	$13.06	$13.16
Total return	8.87%	8.67%	(0.02)%	2.10%	9.22%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$5,846,057	$4,163,785	$3,733,751	$3,846,208	$2,953,919
Net expenses	0.47% (c)	0.48%	0.48%	0.48%	0.48%
Gross expenses	0.47%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.11%	2.87%	2.97%	2.43%	3.15%
Portfolio turnover rate	359% (d)	297% (e)	181%	195%	143%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio. See Note 9 of Notes to Financial Statements.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

83

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Credit Income Fund

Class A
Period Ended September 30,2020*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss (a)	(0.00) (b)
Net realized and unrealized gain (loss)	(0.03)
Total from Investment Operations	(0.03)
Net asset value, end of the period	$9.97
Total return (c)(d)(e)	(0.30)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1
Net expenses (f)(g)	0.82%
Gross expenses (g)	125.79%
Net investment loss (g)	(0.82)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

84

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Credit Income Fund

Class C
Period Ended September 30,2020*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss (a)	(0.00) (b)
Net realized and unrealized gain (loss)	(0.03)
Total from Investment Operations	(0.03)
Net asset value, end of the period	$9.97
Total return (c)(d)(e)	(0.30)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1
Net expenses (f)(g)	1.57%
Gross expenses (g)	126.54%
Net investment loss (g)	(1.57)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

85

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Credit Income Fund

Class N
Period Ended September 30,2020*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment income (a)	0.00 (b)
Net realized and unrealized gain (loss)	(0.03)
Total from Investment Operations	(0.03)
Net asset value, end of the period	$9.97
Total return (c)(d)	(0.30)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$24,915
Net expenses (e)(f)	0.52%
Gross expenses (f)	27.91%
Net investment income (f)	0.55%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

86

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Credit Income Fund

Class Y
Period Ended September 30,2020*
Net asset value, beginning of the period	$10.00
Income (loss) from Investment Operations:
Net investment loss (a)	(0.00) (b)
Net realized and unrealized gain (loss)	(0.03)
Total from Investment Operations	(0.03)
Net asset value, end of the period	$9.97
Total return (c)(d)	(0.30)%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1
Net expenses (e)(f)	0.57%
Gross expenses (f)	125.54%
Net investment loss (f)	(0.57)%
Portfolio turnover rate	0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

87

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.76	$23.10	$21.60	$19.17	$18.45
Income (loss) from Investment Operations:
Net investment income (a)	0.10	0.19	0.23	0.31	0.24
Net realized and unrealized gain (loss)	3.05	1.38	1.75	2.36	1.47
Total from Investment Operations	3.15	1.57	1.98	2.67	1.71
Less Distributions From:
Net investment income	(0.12)	(0.16)	(0.19)	(0.24)	(0.15)
Net realized capital gains	(0.56)	(0.75)	(0.29)	-	(0.84)
Total Distributions	(0.68)	(0.91)	(0.48)	(0.24)	(0.99)
Net asset value, end of the period	$26.23	$23.76	$23.10	$21.60	$19.17
Total return (b)	13.41%	7.66%	9.26%	14.10%	9.64%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$632,479	$453,009	$401,036	$305,275	$280,263
Net expenses	1.15%	1.16%	1.16%	1.18%	1.17%
Gross expenses	1.15%	1.16%	1.16%	1.18%	1.17%
Net investment income	0.42%	0.83%	1.03%	1.57%	1.32%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

88

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.43	$22.78	$21.29	$18.89	$18.19
Income (loss) from Investment Operations:
Net investment income (loss) (a)	(0.08)	0.02	0.06	0.16	0.10
Net realized and unrealized gain (loss)	2.99	1.38	1.73	2.33	1.46
Total from Investment Operations	2.91	1.40	1.79	2.49	1.56
Less Distributions From:
Net investment income	-	(0.00) (b)	(0.01)	(0.09)	(0.02)
Net realized capital gains	(0.56)	(0.75)	(0.29)	-	(0.84)
Total Distributions	(0.56)	(0.75)	(0.30)	(0.09)	(0.86)
Net asset value, end of the period	$25.78	$23.43	$22.78	$21.29	$18.89
Total return (c)	12.55%	6.85%	8.46%	13.22%	8.88%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$483,814	$480,479	$412,610	$354,017	$423,350
Net expenses	1.90%	1.91%	1.91%	1.93%	1.92%
Gross expenses	1.90%	1.91%	1.91%	1.93%	1.92%
Net investment income (loss)	(0.33)%	0.08%	0.29%	0.84%	0.57%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

89

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30,2017*
Net asset value, beginning of the period	$23.92	$23.25	$21.73	$19.20
Income (loss) from Investment Operations:
Net investment income (a)	0.18	0.27	0.31	0.20
Net realized and unrealized gain (loss)	3.07	1.38	1.75	2.33
Total from Investment Operations	3.25	1.65	2.06	2.53
Less Distributions From:
Net investment income	(0.19)	(0.23)	(0.25)	-
Net realized capital gains	(0.56)	(0.75)	(0.29)	-
Total Distributions	(0.75)	(0.98)	(0.54)	-
Net asset value, end of the period	$26.42	$23.92	$23.25	$21.73
Total return	13.78%	8.04%	9.60%	13.18% (b)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$264,338	$202,692	$80,346	$59,512
Net expenses	0.82%	0.82%	0.83%	0.87% (c)
Gross expenses	0.82%	0.82%	0.83%	0.87% (c)
Net investment income	0.76%	1.20%	1.36%	1.48% (c)
Portfolio turnover rate	37%	27%	22%	35% (d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

90

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Global Allocation Fund

	Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$23.92	$23.25	$21.74	$19.29	$18.55
Income (loss) from Investment Operations:
Net investment income (a)	0.16	0.24	0.29	0.36	0.29
Net realized and unrealized gain (loss)	3.07	1.40	1.75	2.37	1.49
Total from Investment Operations	3.23	1.64	2.04	2.73	1.78
Less Distributions From:
Net investment income	(0.17)	(0.22)	(0.24)	(0.28)	(0.20)
Net realized capital gains	(0.56)	(0.75)	(0.29)	-	(0.84)
Total Distributions	(0.73)	(0.97)	(0.53)	(0.28)	(1.04)
Net asset value, end of the period	$26.42	$23.92	$23.25	$21.74	$19.29
Total return	13.70%	7.95%	9.49%	14.42%	9.97%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$2,660,927	$1,938,124	$1,549,689	$1,067,062	$835,391
Net expenses	0.90%	0.91%	0.91%	0.93%	0.92%
Gross expenses	0.90%	0.91%	0.91%	0.93%	0.92%
Net investment income	0.67%	1.08%	1.29%	1.79%	1.58%
Portfolio turnover rate	37%	27%	22%	35%	43%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

91

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$16.02	$16.05	$14.04	$11.96	$9.90
Income (loss) from Investment Operations:
Net investment income (a)	0.01	0.05	0.06	0.06	0.06
Net realized and unrealized gain (loss)	5.14	0.71	2.29	2.18	2.05
Total from Investment Operations	5.15	0.76	2.35	2.24	2.11
Less Distributions From:
Net investment income	(0.05)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	-
Total Distributions	(0.45)	(0.79)	(0.34)	(0.16)	(0.05)
Net asset value, end of the period	$20.72	$16.02	$16.05	$14.04	$11.96
Total return (b)	32.80%	5.81%	16.98%	18.99%	21.32%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,477,915	$1,250,030	$1,083,362	$983,047	$729,989
Net expenses	0.90%	0.91%	0.90%	0.91%	0.92%
Gross expenses	0.90%	0.91%	0.90%	0.91%	0.92%
Net investment income	0.04%	0.35%	0.39%	0.45%	0.58%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

92

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.53	$14.68	$12.92	$11.06	$9.18
Income (loss) from Investment Operations:
Net investment loss (a)	(0.11)	(0.06)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	4.64	0.65	2.10	2.00	1.90
Total from Investment Operations	4.53	0.59	2.05	1.97	1.88
Less Distributions From:
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	-
Net asset value, end of the period	$18.66	$14.53	$14.68	$12.92	$11.06
Total return (b)	31.76%	5.05%	16.09%	18.03%	20.48%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$128,764	$120,493	$130,133	$133,329	$109,798
Net expenses	1.65%	1.66%	1.65%	1.66%	1.66%
Gross expenses	1.65%	1.66%	1.65%	1.66%	1.66%
Net investment loss	(0.71)%	(0.39)%	(0.36)%	(0.29)%	(0.16)%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

93

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$17.17	$17.15	$14.97	$12.73	$10.52
Income (loss) from Investment Operations:
Net investment income (a)	0.07	0.11	0.12	0.11	0.10
Net realized and unrealized gain (loss)	5.53	0.76	2.44	2.32	2.18
Total from Investment Operations	5.60	0.87	2.56	2.43	2.28
Less Distributions From:
Net investment income	(0.11)	(0.11)	(0.09)	(0.08)	(0.07)
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	-
Total Distributions	(0.51)	(0.85)	(0.38)	(0.19)	(0.07)
Net asset value, end of the period	$22.26	$17.17	$17.15	$14.97	$12.73
Total return	33.26%	6.14%	17.40% (b)	19.39% (b)	21.75%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$579,571	$442,787	$1,001,688	$341,160	$60,765
Net expenses	0.57%	0.56%	0.57% (c)	0.57% (c)	0.58%
Gross expenses	0.57%	0.56%	0.58%	0.58%	0.58%
Net investment income	0.38%	0.69%	0.73%	0.80%	0.82%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

94

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Growth Fund

	Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$17.17	$17.14	$14.97	$12.73	$10.53
Income (loss) from Investment Operations:
Net investment income (a)	0.05	0.10	0.10	0.09	0.10
Net realized and unrealized gain (loss)	5.53	0.77	2.44	2.33	2.16
Total from Investment Operations	5.58	0.87	2.54	2.42	2.26
Less Distributions From:
Net investment income	(0.09)	(0.10)	(0.08)	(0.07)	(0.06)
Net realized capital gains	(0.40)	(0.74)	(0.29)	(0.11)	-
Total Distributions	(0.49)	(0.84)	(0.37)	(0.18)	(0.06)
Net asset value, end of the period	$22.26	$17.17	$17.14	$14.97	$12.73
Total return	33.15%	6.09%	17.25%	19.31%	21.55%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$9,313,775	$7,017,707	$6,620,996	$5,749,576	$3,493,961
Net expenses	0.65%	0.66%	0.65%	0.66%	0.66%
Gross expenses	0.65%	0.66%	0.65%	0.66%	0.66%
Net investment income	0.27%	0.60%	0.64%	0.69%	0.82%
Portfolio turnover rate	19%	7%	11%	8%	11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

95

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class A*
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.51	$9.97	$10.29	$10.52	$10.39
Income (loss) from Investment Operations:
Net investment income (a)	0.19	0.25	0.22	0.17	0.20
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.12)	0.17
Total from Investment Operations	0.73	0.80	(0.09)	0.05	0.37
Less Distributions From:
Net investment income	(0.20)	(0.26)	(0.23)	(0.20)	(0.21)
Net realized capital gains	(0.05)	-	-	(0.08)	(0.03)
Total Distributions	(0.25)	(0.26)	(0.23)	(0.28)	(0.24)
Net asset value, end of the period	$10.99	$10.51	$9.97	$10.29	$10.52
Total return (b)(c)	7.06%	8.11%	(0.85)%	0.44%	3.64%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$19,962	$21,415	$19,149	$21,828	$19,327
Net expenses (d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.72%	0.70%	0.72%	0.72%
Net investment income	1.78%	2.42%	2.17%	1.69%	1.89%
Portfolio turnover rate	123%	135%	152%	216%	151%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

96

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30,2016*
Net asset value, beginning of the period	$10.54	$10.00	$10.30	$10.53	$10.53
Income (loss) from Investment Operations:
Net investment income (a)	0.11	0.17	0.13	0.10	0.01
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.13)	0.00 (b)
Total from Investment Operations	0.65	0.72	(0.18)	(0.03)	0.01
Less Distributions From:
Net investment income	(0.12)	(0.18)	(0.12)	(0.12)	(0.01)
Net realized capital gains	(0.05)	-	-	(0.08)	-
Total Distributions	(0.17)	(0.18)	(0.12)	(0.20)	(0.01)
Net asset value, end of the period	$11.02	$10.54	$10.00	$10.30	$10.53
Total return (c)(d)	6.27%	7.28%	(1.71)%	(0.29)%	0.08% (e)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$668	$467	$2	$3,225	$3,088
Net expenses (f)	1.40%	1.40%	1.40%	1.40%	1.40% (g)
Gross expenses	1.46%	1.48%	1.45%	1.48%	1.56% (g)
Net investment income	1.00%	1.64%	1.31%	0.95%	0.86% (g)
Portfolio turnover rate	123%	135%	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

97

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class N
	Year Ended September 30, 2020	Period Ended September 30,2019*
Net asset value, beginning of the period	$10.50	$10.07
Income (loss) from Investment Operations:
Net investment income (a)	0.22	0.17
Net realized and unrealized gain (loss)	0.54	0.45
Total from Investment Operations	0.76	0.62
Less Distributions From:
Net investment income	(0.23)	(0.19)
Net realized capital gains	(0.05)	-
Total Distributions	(0.28)	(0.19)
Net asset value, end of the period	$10.98	$10.50
Total return (b)	7.39%	6.19% (c)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,307	$3,546
Net expenses (d)	0.35%	0.35% (e)
Gross expenses	0.43%	0.42% (e)
Net investment income	2.09%	2.54% (e)
Portfolio turnover rate	123%	135% (f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

98

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Intermediate Duration Bond Fund

	Class Y*
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$10.51	$9.97	$10.29	$10.52	$10.39
Income (loss) from Investment Operations:
Net investment income (a)	0.21	0.27	0.25	0.20	0.22
Net realized and unrealized gain (loss)	0.54	0.55	(0.31)	(0.13)	0.18
Total from Investment Operations	0.75	0.82	(0.06)	0.07	0.40
Less Distributions From:
Net investment income	(0.22)	(0.28)	(0.26)	(0.22)	(0.24)
Net realized capital gains	(0.05)	-	-	(0.08)	(0.03)
Total Distributions	(0.27)	(0.28)	(0.26)	(0.30)	(0.27)
Net asset value, end of the period	$10.99	$10.51	$9.97	$10.29	$10.52
Total return (b)	7.33%	8.38%	(0.60)%	0.69%	3.90%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$293,577	$215,752	$148,119	$154,668	$139,398
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.48%	0.45%	0.47%	0.47%
Net investment income	2.01%	2.67%	2.43%	1.93%	2.11%
Portfolio turnover rate	123%	135%	152%	216%	151%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

99

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.34	$11.09	$11.32	$11.51	$11.57
Income (loss) from Investment Operations:
Net investment income (a)	0.11	0.15	0.11	0.08	0.11
Net realized and unrealized gain (loss)	0.25	0.34	(0.13)	(0.09)	0.00 (b)
Total from Investment Operations	0.36	0.49	(0.02)	(0.01)	0.11
Less Distributions From:
Net investment income	(0.16)	(0.24)	(0.21)	(0.18)	(0.17)
Net asset value, end of the period	$11.54	$11.34	$11.09	$11.32	$11.51
Total return (c)	3.19%	4.42%	(0.17)%	(0.04)%	0.93%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$296,217	$308,186	$328,475	$336,227	$442,671
Net expenses	0.78% (d)	0.80%	0.80%	0.80%	0.77%
Gross expenses	0.78%	0.80%	0.80%	0.80%	0.77%
Net investment income	0.93%	1.31%	1.02%	0.67%	0.96%
Portfolio turnover rate	319% (e)	527% (e)	157%	126%	109%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(e)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

100

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.35	$11.10	$11.33	$11.52	$11.58
Income (loss) from Investment Operations:
Net investment income (loss) (a)	0.02	0.06	0.03	(0.01)	0.02
Net realized and unrealized gain (loss)	0.24	0.34	(0.13)	(0.08)	0.00 (b)
Total from Investment Operations	0.26	0.40	(0.10)	(0.09)	0.02
Less Distributions From:
Net investment income	(0.07)	(0.15)	(0.13)	(0.10)	(0.08)
Net asset value, end of the period	$11.54	$11.35	$11.10	$11.33	$11.52
Total return (c)	2.34%	3.64%	(0.91)%	(0.79)%	0.18%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$19,628	$22,142	$23,341	$43,319	$73,027
Net expenses	1.53% (d)	1.55%	1.55%	1.55%	1.52%
Gross expenses	1.53%	1.55%	1.55%	1.55%	1.52%
Net investment income (loss)	0.18%	0.57%	0.24%	(0.09)%	0.21%
Portfolio turnover rate	319% (e)	527% (e)	157%	126%	109%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(e)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

101

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30,2017*
Net asset value, beginning of the period	$11.37	$11.12	$11.36	$11.39
Income (loss) from Investment Operations:
Net investment income (a)	0.14	0.19	0.15	0.05
Net realized and unrealized gain (loss)	0.26	0.33	(0.14)	0.08 (b)
Total from Investment Operations	0.40	0.52	0.01	0.13
Less Distributions From:
Net investment income	(0.20)	(0.27)	(0.25)	(0.16)
Net asset value, end of the period	$11.57	$11.37	$11.12	$11.36
Total return (c)	3.53%	4.77%	0.09%	1.12% (d)
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$11,035	$5,272	$3,176	$1,900
Net expenses (e)	0.45% (f)	0.46%	0.46%	0.47% (g)
Gross expenses	0.46%	0.48%	0.48%	0.50% (g)
Net investment income	1.20%	1.65%	1.37%	0.64% (g)
Portfolio turnover rate	319% (h)	527% (h)	157%	126% (i)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.
(i)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

102

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Limited Term Government and Agency Fund

	Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$11.38	$11.13	$11.36	$11.55	$11.61
Income (loss) from Investment Operations:
Net investment income (a)	0.13	0.17	0.14	0.11	0.14
Net realized and unrealized gain (loss)	0.25	0.34	(0.13)	(0.09)	0.00 (b)
Total from Investment Operations	0.38	0.51	0.01	0.02	0.14
Less Distributions From:
Net investment income	(0.19)	(0.26)	(0.24)	(0.21)	(0.20)
Net asset value, end of the period	$11.57	$11.38	$11.13	$11.36	$11.55
Total return	3.35%	4.67%	0.09%	0.22%	1.19%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$691,616	$457,248	$366,847	$360,322	$411,898
Net expenses	0.53% (c)	0.55%	0.55%	0.55%	0.52%
Gross expenses	0.53%	0.55%	0.55%	0.55%	0.52%
Net investment income	1.11%	1.55%	1.26%	0.92%	1.20%
Portfolio turnover rate	319% (d)	527% (d)	157%	126%	109%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(d)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

103

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Strategic Income Fund

	Class A
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.25	$14.39	$14.84	$14.70	$14.70
Income (loss) from Investment Operations:
Net investment income (a)	0.47	0.57	0.52	0.56	0.57
Net realized and unrealized gain (loss)	(0.66)	(0.16)	(0.33)	0.42	0.61
Total from Investment Operations	(0.19)	0.41	0.19	0.98	1.18
Less Distributions From:
Net investment income	(0.45)	(0.48)	(0.57)	(0.52)	(0.36)
Net realized capital gains	(0.03)	(0.07)	(0.07)	(0.32)	(0.82)
Total Distributions	(0.48)	(0.55)	(0.64)	(0.84)	(1.18)
Net asset value, end of the period	$13.58	$14.25	$14.39	$14.84	$14.70
Total return (b)	(1.39)%	3.02%	1.34%	7.01%	8.72%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$1,683,547	$1,835,813	$1,986,300	$1,999,385	$2,514,770
Net expenses	0.97% (c)	0.96%	0.96%	0.96%	0.96%
Gross expenses	0.97%	0.96%	0.96%	0.96%	0.96%
Net investment income	3.42%	4.03%	3.57%	3.82%	4.01%
Portfolio turnover rate	30%	13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.

104

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Strategic Income Fund

	Class C
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.39	$14.52	$14.97	$14.81	$14.80
Income (loss) from Investment Operations:
Net investment income (a)	0.38	0.47	0.41	0.45	0.47
Net realized and unrealized gain (loss)	(0.68)	(0.16)	(0.33)	0.44	0.61
Total from Investment Operations	(0.30)	0.31	0.08	0.89	1.08
Less Distributions From:
Net investment income	(0.34)	(0.37)	(0.46)	(0.41)	(0.25)
Net realized capital gains	(0.03)	(0.07)	(0.07)	(0.32)	(0.82)
Total Distributions	(0.37)	(0.44)	(0.53)	(0.73)	(1.07)
Net asset value, end of the period	$13.72	$14.39	$14.52	$14.97	$14.81
Total return (b)	(2.18)%	2.27%	0.60%	6.20%	7.91%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$277,896	$676,602	$1,153,853	$2,248,939	$3,433,204
Net expenses	1.72% (c)	1.71%	1.71%	1.71%	1.71%
Gross expenses	1.72%	1.71%	1.71%	1.71%	1.71%
Net investment income	2.75%	3.30%	2.79%	3.08%	3.26%
Portfolio turnover rate	30%	13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.

105

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Strategic Income Fund

	Class N
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.24	$14.38	$14.83	$14.69	$14.69
Income (loss) from Investment Operations:
Net investment income (a)	0.52	0.61	0.56	0.60	0.61
Net realized and unrealized gain (loss)	(0.66)	(0.16)	(0.32)	0.43	0.62
Total from Investment Operations	(0.14)	0.45	0.24	1.03	1.23
Less Distributions From:
Net investment income	(0.50)	(0.52)	(0.62)	(0.57)	(0.41)
Net realized capital gains	(0.03)	(0.07)	(0.07)	(0.32)	(0.82)
Total Distributions	(0.53)	(0.59)	(0.69)	(0.89)	(1.23)
Net asset value, end of the period	$13.57	$14.24	$14.38	$14.83	$14.69
Total return	(1.06)%	3.37%	1.67%	7.38%	9.09%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$212,804	$202,989	$176,456	$141,695	$130,637
Net expenses	0.64% (b)	0.63%	0.63%	0.63%	0.63%
Gross expenses	0.64%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.77%	4.36%	3.91%	4.13%	4.34%
Portfolio turnover rate	30%	13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.

106

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Strategic Income Fund

	Class Y
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.23	$14.38	$14.83	$14.69	$14.69
Income (loss) from Investment Operations:
Net investment income (a)	0.51	0.60	0.55	0.59	0.61
Net realized and unrealized gain (loss)	(0.66)	(0.17)	(0.32)	0.43	0.61
Total from Investment Operations	(0.15)	0.43	0.23	1.02	1.22
Less Distributions From:
Net investment income	(0.49)	(0.51)	(0.61)	(0.56)	(0.40)
Net realized capital gains	(0.03)	(0.07)	(0.07)	(0.32)	(0.82)
Total Distributions	(0.52)	(0.58)	(0.68)	(0.88)	(1.22)
Net asset value, end of the period	$13.56	$14.23	$14.38	$14.83	$14.69
Total return	(1.14)%	3.22%	1.66%	7.22%	9.00%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$3,774,113	$4,316,010	$5,118,016	$5,702,607	$5,350,759
Net expenses	0.72% (b)	0.71%	0.71%	0.71%	0.71%
Gross expenses	0.72%	0.71%	0.71%	0.71%	0.71%
Net investment income	3.68%	4.28%	3.82%	4.04%	4.26%
Portfolio turnover rate	30%	13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.

107

Financial Performance

For a share outstanding throughout each period.
Loomis Sayles Strategic Income Fund

	Admin Class
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$14.20	$14.34	$14.79	$14.65	$14.66
Income (loss) from Investment Operations:
Net investment income (a)	0.44	0.53	0.48	0.52	0.53
Net realized and unrealized gain (loss)	(0.66)	(0.16)	(0.33)	0.43	0.61
Total from Investment Operations	(0.22)	0.37	0.15	0.95	1.14
Less Distributions From:
Net investment income	(0.42)	(0.44)	(0.53)	(0.49)	(0.33)
Net realized capital gains	(0.03)	(0.07)	(0.07)	(0.32)	(0.82)
Total Distributions	(0.45)	(0.51)	(0.60)	(0.81)	(1.15)
Net asset value, end of the period	$13.53	$14.20	$14.34	$14.79	$14.65
Total return	(1.64)%	2.78%	1.09%	6.79%	8.42%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$103,197	$121,903	$133,220	$142,871	$143,275
Net expenses	1.22% (b)	1.20% (c)	1.20% (c)	1.19% (d)	1.20% (c)
Gross expenses	1.22%	1.20% (c)	1.20% (c)	1.19% (d)	1.20% (c)
Net investment income	3.19%	3.80%	3.33%	3.57%	3.76%
Portfolio turnover rate	30%	13%	6%	11%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(c)	Includes refund of prior year service fee of 0.01%.
(d)	Includes refund of prior year service fee of 0.02%.

108

Financial Performance

Appendix A - Intermediary Specific
Information
Set forth below is information regarding sales load waivers and discounts available at specific financial intermediaries which are not affiliated with the Fund, the Adviser, and/or the Distributor. In all instances, it is the purchaser’s responsibility to notify the financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales load waivers or discounts.
Ameriprise Financial
Class A Shares Front-End Sales Charge Waivers Available at
Ameriprise Financial
:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date.
To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-
daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e.
Rights of Reinstatement).
Edward Jones
Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward
Jones at the time of purchase of any relationship, holdings of Natixis Funds complex or other facts qualifying the purchaser for breakpoints or waivers.
Edward Jones can ask for documentation of such circumstance.
Breakpoints
Rights of Accumulation (ROA)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Natixis Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform.
The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

• ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in

Financial Performance

combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts.
Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good-standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward
Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder

• Systematic withdrawals with up to 10% per year of the account value

• Return of excess contributions from an Individual Retirement Account (IRA)

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

• Shares exchanged in an Edward Jones fee-based program

• Shares acquired through NAV reinstatement
Other Important Information
1.1 Minimum Purchase Amounts

  • $250 initial purchase minimum

  • $50 subsequent purchase minimum

1.2 Minimum Balances

  • Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

    o A fee-based account held on an Edward Jones platform

    o A 529 account held on an Edward Jones platform

    o An account with an active systematic investment plan or letter of intent (LOI)

1.3 Changing Share Classes

   • At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
Janney Montgomery Scott LLC
Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-
end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the

Financial Performance

redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.
Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or in the SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);

•	Shares purchased through a Merrill Lynch affiliated investment advisory program;

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory)
account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies and procedures relating to sales load discounts and waivers;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus; and

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load
(known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;

•	Return of excess contributions from an IRA account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement; and

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and C shares only).

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage
(non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Financial Performance

•	Breakpoints as described in this Prospectus;

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings where applicable) within the purchaser’s household at
Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s
Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-
end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this
Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at OPCO
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund

Financial Performance

family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc.,
& Raymond James affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at Raymond James
• Shares purchased in an investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

• Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation
• Breakpoints as described in this prospectus

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
Robert W. Baird & Co.
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Shares purchased by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from another Natixis Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge
(known as rights of reinstatement)

• A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-
sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Investor A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s prospectus

Financial Performance

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Financial Performance

Appendix B - Financial Intermediary Specific
Commissions & Investment Minimum
Waivers
UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Class Y shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Class Y shares. A shareholder should contact UBS-FS for information about the commissions charged by
UBS-FS for such transactions.
The minimum for the Class Y shares is waived for transactions through such brokerage platforms at UBS-FS.

Additional Index Information

Appendix C - Additional Index Information

Blended Index
A combination of benchmarks against which a portfolio can be compared. Weights are assigned to each individual benchmark in the blend, and a rebalancing frequency is set for how often the blend is reset to its original weights. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index. The blended index for this Fund is composed of the following weights: 60% MSCI World Index (Net)/40% Bloomberg Barclays Global Aggregate Bond Index.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index
A subindex of the Bloomberg Barclays U.S. Government Index, which is comprised of the Bloomberg Barclays U.S Treasury and U.S.
Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-
federal corporations, and corporate or foreign debt guaranteed by the US Government). The Bloomberg Barclays U.S. Government Index
is a component of the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

Bloomberg Barclays U.S. Aggregate Bond Index
A broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

Bloomberg Barclays U.S. Credit Index
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The U.S. Credit Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The U.S. Credit Index is a subset of the U.S. Government/Credit Index and U.S.
Aggregate Index.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index
Includes securities in the intermediate maturity range with in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).
The Credit Index includes publicly issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. Universal Bond Index
Represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the
Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-
denominated issues are excluded from Barclays U.S. Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

MSCI All Country World Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
Russell 1000 ® Growth Index
An unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those
Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

If you would like more information about the Funds, the following documents are available free upon request:
Annual and Semiannual Reports
—Provide additional information about each Fund’s investments. Each annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.
For a free copy of the Funds’ annual or semiannual reports or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at im.natixis.com or call the Funds at 800-225-
5478.
Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require.
Text-only copies of the Funds’ reports and SAI and other information are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov.
Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Portfolio Holdings
—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the
SAI.

Investment Company Act File No. 811-06241	XB51- 0221
Investment Company Act File No. 811-08282
Investment Company Act File No. 811-04323

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2021

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund

Institutional Class (LSBDX), Retail Class (LSBRX), Admin Class (LBFAX) and Class N (LSBNX)

Loomis Sayles Fixed Income Fund

Institutional Class (LSFIX)

Loomis Sayles Global Bond Fund

Institutional Class (LSGBX), Retail Class (LSGLX) and Class N (LSGNX)

Loomis Sayles Inflation Protected Securities Fund

Institutional Class (LSGSX), Retail Class (LIPRX) and Class N (LIPNX)

Loomis Sayles Institutional High Income Fund

Institutional Class (LSHIX)

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class (LSIGX)

Loomis Sayles Small Cap Value Fund

Institutional Class (LSSCX), Retail Class (LSCRX), Admin Class (LSVAX) and Class N (LSCNX)

LOOMIS SAYLES FUNDS II

Loomis Sayles Small Cap Growth Fund

Institutional Class (LSSIX), Retail Class (LCGRX) and Class N (LSSNX)

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class (LSMIX) and Class N (LSMNX)

This Statement of Additional Information (the “Statement”) contains specific information that may be useful to investors but that is not included in the Statutory Prospectus of the series of Loomis Sayles Funds I or Loomis Sayles Funds II listed above (each, a “Trust” and together, the “Trusts”, with each series being known as a “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Loomis Sayles Statutory or Summary Prospectus, each dated February 1, 2021, as may be revised and supplemented from time to time (collectively, the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual and semiannual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

THE TRUSTS

Loomis Sayles Funds I and Loomis Sayles Funds II are each registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Loomis Sayles Funds I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated December 23, 1993, as amended and restated on June 22, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to July 1, 2003, Loomis Sayles Funds I was named “Loomis Sayles Investment Trust.” Loomis Sayles Funds I offers a total of ten series.

The Loomis Sayles Bond Fund, a diversified series of Loomis Sayles Funds I was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles Global Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 10, 1991. The Loomis Sayles Small Cap Value Fund, a diversified series of Loomis Sayles Funds I, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Inflation Protected Securities Fund, a diversified series of Loomis Sayles Funds I, was organized in Massachusetts and commenced operations on May 20, 1991. The Loomis Sayles Fixed Income Fund, a diversified series of Loomis Sayles Funds I, was organized in Massachusetts and commenced operations on January 17, 1995. The Loomis Sayles Institutional High Income Fund, a diversified series of Loomis Sayles Funds I, was organized in Massachusetts and commenced operations on June 5, 1996. The Loomis Sayles Investment Grade Fixed Income Fund, a diversified series of Loomis Sayles Funds I, was organized in Massachusetts and commenced operations on July 1, 1994. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund each reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003.

Loomis Sayles Funds II is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated February 20, 1991, as amended and restated on July 21, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Prior to July 1, 2003, Loomis Sayles Funds II was named “Loomis Sayles Funds.” The Loomis Sayles Trust II offers a total of eight series.

The Loomis Sayles Small Cap Growth Fund, a diversified series of Loomis Sayles Funds II, was organized in Massachusetts and commenced operations on December 31, 1996. The Loomis Sayles Small/Mid Cap Growth Fund, a diversified series of Loomis Sayles Funds II, was organized in Massachusetts and commenced operations on June 30, 2015.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by each Trust’s Board of Trustees (the “Board”). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Loomis Sayles Bond Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(3)

Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(4)

With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(5)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(6)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(7)	Borrow money, except to the extent permitted under the 1940 Act.

(8)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)

Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(10)

Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(12)

Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(13)

Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (15) below; any borrowing permitted by restrictions (7) and (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to by the staff of the SEC.

The Loomis Sayles Bond Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Fixed Income Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate).

*(3)

Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

*(4)	Change its classification pursuant to Section 5(b) of the 1940 Act from a “diversified” to “non-diversified” management investment company.

*(5)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(6)

Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

†(7)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(8)

Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

The Loomis Sayles Fixed Income Fund may:

(9)	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

The Loomis Sayles Global Bond Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(3)

Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(4)

With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(5)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(6)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(7)	Borrow money, except to the extent permitted under the 1940 Act.

(8)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)

Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(10)

Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(12)

Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(13)

Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (15) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Loomis Sayles Global Bond Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Inflation Protected Securities Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(3)

Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(4)

With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(5)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(6)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(7)	Borrow money, except to the extent permitted under the 1940 Act.

(8)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)

Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(10)

Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(12)

Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and swaps and enter into currency forward contracts.

*(13)

Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restrictions (7) and (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)

Invest more than 20% of its net assets (plus any borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.

(15)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(16)	Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph 12(d)(1)(G) or 12(d)(1)(F) of the 1940 Act.

The Loomis Sayles Inflation Protected Securities Fund may:

(17)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.

In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Institutional High Income Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate).

*(3)

Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

*(4)	Change its classification pursuant to Section 5(b) of the 1940 Act from a “diversified” to “non-diversified” management investment company.

*(5)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(6)

Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

†(7)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(8)

Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

The Loomis Sayles Investment Grade Fixed Income Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate).

*(3)

Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

*(4)	Change its classification pursuant to Section 5(b) of the 1940 Act from a “diversified” to “non-diversified” management investment company.

*(5)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(6)

Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

†(7)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(8)

Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

The Loomis Sayles Investment Grade Fixed Income Fund may:

(9)	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities.

The Loomis Sayles Small Cap Value Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(3)

Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(4)

With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(5)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(6)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(7)	Borrow money, except to the extent permitted under the 1940 Act.

(8)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)

Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(10)

Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(12)

Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (14) below; any borrowing permitted by restrictions (7) and (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(13)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies.

The Loomis Sayles Small Cap Value Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Small Cap Growth Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)

Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(3)

Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(4)

With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(5)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(6)

Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(7)	Borrow money, except to the extent permitted under the 1940 Act.

(8)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)

Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(10)

Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(11)

Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(12)

Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (14) below; any borrowing permitted by restrictions (7) and (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(13)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.

The Loomis Sayles Small Cap Growth Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Small/Mid Cap Growth Fund may not:

*(1)

Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents, finance companies whose financing activities are not related primarily to the activities of their parent companies are classified in the industry the Fund’s adviser believes is most applicable to such finance companies, and each foreign country’s government (together with all subdivisions thereof) will be considered to be a separate industry. For purposes of this restriction, asset-backed securities are not considered to be bank obligations.

*(2)

Make short sales of securities or maintain a short position, except that the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*†(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)

Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(8)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small/mid cap companies. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small/mid-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2500TM Index, an index that tracks some or all of the stocks of 2,500 of the smallest U.S. companies, or is $7 billion or less at the time of investment.

The Loomis Sayles Small/Mid Cap Growth Fund may:

(9)	Pledge its assets to the maximum extent permitted by applicable law.

(10)	Purchase and sell commodities to the maximum extent permitted by applicable law.

In restriction (8), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

General Notes on Investment Restrictions

With respect to restrictions on borrowing, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.”    In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular Fund, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Funds may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. As discussed in more detail in the section “Derivative Instruments,” a Fund’s approach to asset segregation and coverage requirements will be impacted as the Fund comes into compliance with Rule 18f-4 under the 1940 Act.

For purposes of the foregoing restrictions, consistent with the position of the SEC, the Funds do not consider a swap or other derivative contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

A Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. Securities generally will be considered “illiquid” if the Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

INVESTMENT STRATEGIES

The table and the descriptions below summarize and describe certain investment strategies, including particular types of securities or instruments or specific practices that may be used by Loomis Sayles in managing the Funds. Each Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, including related risks, in addition to providing additional information about their principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, investments and practices for investments. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the applicable Prospectus, in the section “Investment Restrictions” in this Statement, or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category, including securities that are not listed below. The relevant Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus and/or this Statement.

Fund	Securities	Practices
Loomis Sayles Bond Fund

Debt Securities (Asset-Backed Securities,

Collateralized Loan Obligations, Collateralized

Mortgage Obligations, Commercial Paper, Corporate

Securities, Investment-Grade Fixed-Income

Securities, Below Investment-Grade Fixed-Income

Securities, Mortgage-Related Securities, REITs,

Stripped Securities, Mortgage-Backed Securities, U.S.

Government Securities, When-Issued Securities, Zero-

Coupon Securities, 144A Securities, Mortgage Dollar

Rolls, Inflation-Linked Securities, Bank Loans), Variable Floating Rate Instruments

Equity Securities (Investment Companies, Growth

Stock, Preferred Stock, Value Stocks)

Foreign Securities (Foreign Currency Transactions,

Emerging Markets, Supranational Entities)

Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options, Temporary Defensive Strategies.

Fund	Securities	Practices
Loomis Sayles Fixed Income Fund

Debt Securities (Investment-Grade Fixed-Income

Securities, Corporate Securities, Convertible

Securities, U.S. Government Securities, Below

Investment-Grade Fixed-Income Securities, Zero-

Coupon Securities, Rule 144A Securities, Mortgage-

Backed Securities, Stripped Securities, Asset-Backed

Securities, Real Estate Investment Trusts, When-

Issued Securities, Commercial Paper, Collateralized

Loan Obligations, Collateralized Mortgage

Obligations, Mortgage-Related Securities (including

Dollar Rolls, Structured Notes, Inflation-Linked

Securities), Bank Loans), Variable Floating Rate Instruments

Equity Securities (Common Stocks, Preferred

Stocks, Investment Companies)

Foreign Securities (Emerging Markets, Foreign

Currency Transactions, Supranational Entities)

Temporary Defensive Strategies, Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options

Loomis Sayles Global Bond Fund

Debt Securities (Investment-Grade Fixed-Income

Securities, Corporate Bonds, Convertible Securities,

World Government Securities, Below Investment-

Grade Fixed-Income Securities, Asset-Backed

Securities, Zero-Coupon Securities, 144A Securities,

Mortgage-Related Securities, REITs, Stripped

Securities, Mortgage-Backed Securities, When-Issued

Securities, Commercial Paper, Collateralized Loan

Obligations, Collateralized Mortgage Obligations,

Mortgage Dollar Rolls, Inflation-Linked Securities,

Bank Loans), Variable Floating Rate Instruments

Equity Securities (Investment Companies)

Foreign Securities (Emerging Markets, Supranational

Entities, Foreign Currency Transactions)

Repurchase Agreements, Futures Contracts, Options, Swap Contracts, Temporary Defensive Strategies.

Loomis Sayles Inflation Protected Securities Fund

Debt Securities (Collateralized Loan Obligations,

U.S. Government Securities, Mortgage-Related

Securities, Inflation-Linked Bonds, Bank Loans), Variable Floating Rate Instruments

Equity Securities (Investment Companies)

Futures Contracts, Options, Swap Contracts, Temporary Defensive Strategies, Repurchase Agreements.

Loomis Sayles Institutional High Income Fund

Debt Securities (Below Investment-Grade Fixed-

Income Securities, Corporate Securities, Convertible

Securities, U.S. Government Securities, Zero-Coupon

Securities, Rule 144A Securities, Securities, Stripped

Mortgage-Backed Securities, Asset-Backed

Securities, Real Estate Investment Trusts, When-

Issued Securities, Commercial Paper, Collateralized

Loan Obligations, Collateralized Mortgage

Obligations, Mortgage-Related Securities (including

Dollar Rolls, Structured Notes, Inflation-Linked

Securities), Bank Loans), Variable Floating Rate Instruments

Equity Securities (Investment Companies)

Foreign Securities (Emerging Markets, Foreign

Currency Transactions, Supranational Entities)

Temporary Defensive Strategies, Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options.

Fund	Securities	Practices
Loomis Sayles Investment Grade Fixed Income Fund

Debt Securities (Investment-Grade Fixed-Income

Securities, Corporate Bonds, U.S. Government

Securities, Below Investment-Grade Fixed-Income

Securities, Zero-Coupon Securities, Rule 144A

Securities, Mortgage-Backed Securities, Stripped

Securities, Real Estate Investment Trusts, When-

Issued Securities, Collateralized Loan Obligations,

Collateralized Mortgage Obligations, Mortgage-

Related Securities (including Dollar Rolls, Structured

Notes, Inflation-linked Securities), Bank Loans), Variable Floating Rate Instruments

Equity Securities (Common Stocks, Preferred

Stocks, Investment Companies)

Foreign Securities (Emerging Markets, Supranational

Entities,

Foreign Currency Transactions)

Temporary Defensive Strategies, Futures Contracts, Options, Swap Contracts, Repurchase Agreements.

Loomis Sayles Small Cap Value Fund	Equity Securities (REITs, Investment Companies, Small Cap Companies, When-Issued Securities)) Foreign Securities (Emerging Markets, Foreign Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies, Repurchase Agreements.

Loomis Sayles Small Cap Growth Fund	Equity Securities (Small Cap Companies, Investment Companies) Foreign Securities (Emerging Markets, Foreign Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies, Repurchase Agreements.

Loomis Sayles Small/Mid Cap Growth Fund	Equity Securities (Small Cap Companies, Investment Companies) Foreign Securities (Emerging Markets, Foreign Currency Transactions) Money Market Instruments	144A Securities, Futures Contracts, Illiquid Securities, Options, Reverse Repurchase Agreements, Securities Lending, Short- Term Trading, Temporary Defensive Strategies, Repurchase Agreements.

TYPES OF SECURITIES

Adjustable Rate Mortgage Securities (“ARM”)

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See the section “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Some of the Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are also applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.” Some Funds may also invest in residual interests in asset-backed securities, which are interests in the excess cash flow remaining after the issuer makes required payments on the securities and pays related administrative expenses. The total amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rate on the securities, prevailing interest rates, the amount of administrative expenses and the actual performance of the underlying assets. Among other things, such performance is influenced by the amount and timing of losses incurred on the assets and leasing and disposition activity of the asset manager.

Some Funds may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on asset-backed securities, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing asset-backed securities, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments.”

Bank Loans

Some Funds may invest in bank loans, which include both senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior loans can include term loans, revolving credit facility loans and second lien loans. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment-grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

The Fund’s investments in loans are subject to credit risk, and, as described above, even secured bank loans may not be adequately collateralized. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. The interest rates on many bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. There may also be less public information available about bank loans as compared to other debt securities.

Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s redemption obligations until a substantial period after the sale of the loans. In order to finance redemptions pending settlement of bank loans, the Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation, drawing on its cash and other short-term positions, all of which may adversely affect the Fund’s performance. With limited exceptions, the Adviser will take steps intended to ensure that it does not receive material non-public information about the issuers of bank loans who also issue publicly traded securities, and therefore the adviser may have less information than other investors about certain of the loans in which it seeks to invest.

The Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Loans and loan participations may be transferable among financial institutions; however, they may not have the liquidity of conventional debt securities and because they may be subject to restrictions on resale, they are potentially illiquid. The purchase or sale of loans may require the consent of a third party or of the borrower, and although such consent is rarely withheld in practice, the consent requirement could delay a purchase or affect the Fund’s ability to dispose of its investments in loans in a timely fashion. Although the market for loans and loan participations has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values at a desirable time or price. To the extent a senior loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. When investing in a loan participation, the Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender.

Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.

Collateralized Loan Obligations

Some Funds may invest in Collateralized Loan Obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund may invest in any tranche, including the equity tranche, of a CLO. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests.

Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, although an active dealer market may exist for CLOs allowing them to qualify for Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments discussed elsewhere in the Prospectus and in this Statement (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, default risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes inversely to changes in interest rates or based on multiples of changes in interest rates)), CLOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations

Some Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage-backed securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes generally are retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of the CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative instruments. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Common Stocks and Other Equity Securities

The Funds may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” generally are volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other direct or indirect interests in business organizations. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a Fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Small Capitalization Companies.” A Fund’s investments may include securities traded over-the-counter (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities may be more difficult to sell under some market conditions.

Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles’ assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that Loomis Sayles has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles’ assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Small Cap Value Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear into which category, if any, the stock should be characterized.

Convertible Securities

Some Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities generally are subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Contingent Convertible Securities.

The Loomis Sayles Global Bond Fund may invest in contingent convertible securities (“CoCos”). CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) which may be linked to the issuer’s stock price, regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability, or other pre-specified events. As a result, an investment by a Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by a Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, a Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by a Fund are converted into the issuer’s underlying equity securities following a trigger event, a Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by a Fund in CoCos may result in losses to the Fund.

Corporate Reorganizations

Some Funds may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities, which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Cybersecurity, Operational and Technology Risk

The Funds, their service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds and their shareholders. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly sensitive information relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and other operational and technology issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value (“NAV”) or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, the Fund’s investment adviser, any subadvisers, administrator, transfer agent, and custodian), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity and other operational and technology risks, resulting in losses to a Fund or its shareholders. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price their investments. The Funds have developed processes, risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity and other operational and technology issues. However, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses and operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business and there are inherent limitations in systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls. Additionally, such third party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debt Securities

Some of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Debt securities are subject to market/issuer risk and credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities generally are lower than the yields available from corporate and municipal debt securities. Market/issuer risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s NAV to increase or decrease. Please see the section “Variable and Floating Rate Instruments”.

Depositary Receipts

Some Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in foreign equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company. European Depositary Receipts and Global Depositary Receipts are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either foreign banks or trust companies; they may evidence ownership of securities issued by a U.S. or foreign company. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. See the section “Foreign Securities” for more information.

Derivative Instruments

Some Funds may, but are not required to, use derivative instruments for risk management purposes or to seek to enhance investment returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The Adviser may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements (including total return, interest rate and credit default swaps), swaptions and debt-linked and equity-linked securities.

Derivatives involve special risks, including credit/counterparty risk, correlation risk, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. A Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended, (the “Code”). When used, derivatives may affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments and may decide not to employ any or all of these strategies.

Asset Segregation and Coverage

A Fund will segregate with its custodian or otherwise designate on its records liquid assets to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although the Adviser will attempt to ensure that each Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that a Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the value of the S&P 500® Index.

When an investor, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules and the terms of a Fund’s contractual arrangement with its broker). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually cash-settled or closed out before the settlement date through the purchase (or sale) of an offsetting contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase (in each case taking into account any brokerage commission and other transaction costs), the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, may be highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day through regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless market participants are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The potential inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. Cash posted as margin in connection with a Fund’s futures contracts will not be available to the Fund for investment or other purposes.

Funds that invest in futures contracts may be subject to risks related to rolling. When investing in futures contracts, a Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to a Fund.

Options

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return (by the amount of such premium) on the underlying security or other asset if the option is exercised, and results in a loss (equal to the amount of such premium) if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option (in each case taking into account any brokerage commission and other transaction costs). Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Commodity Futures Contracts

Some Funds may invest in commodity futures contracts. There are additional risks associated with transactions in commodity futures contracts including, but not limited to the following:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may also change (even if the Fund does not intend to physically settle the commodity futures contract). While the Fund typically does not intend to physically settle any commodity futures contracts, physical delivery of commodities can result in temporary illiquidity and a Fund would incur additional charges associated with the holding and safekeeping of any such commodities.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the relevant delivery date. In order to induce speculators to purchase the other side of the same futures contract, the

commodity producer generally must sell the futures contract at a lower price than the expected future spot price.    Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing positions and views of the participants in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the positions and views of the participants in futures markets have shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Speculative Position Limits. The U.S. Commodity Futures Trading Commission (“CFTC”) and domestic futures exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, starting January 1, 2023 federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with speculative limits. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

Index Futures Contracts

In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the value of the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Warrants and Rights

Some Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Some Funds may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid and may be classified as derivative instruments.

Options on Indices

Some Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the exercise settlement value is less than the exercise price.

Exchange-Traded and OTC Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are bilateral, uncleared contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out before its scheduled maturity only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out before its scheduled maturity only by agreement with the other party to the original option transaction. With OTC options, a Fund is not only subject to the credit/counterparty risk of the other party to the transaction, but also the risk that its counterparty will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the OCC or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants generally are issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

The risks of a Fund’s use of index warrants generally are similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Forward Contracts

As described in the section “Foreign Currency Transactions,” some Funds may invest in forward contracts. Forward contracts are transactions involving a Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, government intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of a Fund. Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions,” forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund’s investments in forward contracts may be subject to foreign currency risk. See the section “Foreign Currency Transactions” for more information.

Additionally, in their forward trading, the Funds are subject to the credit/counterparty risk of, or the inability or refusal to perform with respect to their forward contracts by, the principals with which the Funds trade. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on

CFTC regulated commodity brokers and futures commission merchants (“FCMs”) in respect of customer funds on deposit with them. A Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Swap Transactions

Some Funds may enter into a variety of swap transactions, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. A Fund may enter into swap transactions for a variety of reasons, including to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets, to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange (i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate) in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap transactions are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap transactions will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap transactions (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See the section entitled “Credit/Counterparty Risk” below.

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They also impose regulatory requirements on the timing of transferring margin. They also effectively require changes to typical derivatives margin documentation. See the section entitled “Risk of Government Regulation of Derivatives” below.

Some Funds may also enter into swaptions. A Fund may engage in swaptions for hedging purposes or to manage and mitigate credit and interest rate risk. A Fund may write (sell) and purchase put and call swaptions. The use of swaptions involves risks, including, among others, (i) imperfect correlation between movements of the price of the swaptions and the price of the securities, indices or other assets serving as reference instruments for the swaption, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swaption, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) credit/counterparty risk.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur losses.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See the section “Foreign Securities”. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Funds’ policies, subject to a Fund’s restriction on investments in illiquid securities.

Swap Execution Facilities (“SEFs”)

Certain derivatives contracts are required to be executed through SEFs. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Funds, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade. Similar “trade execution” regulations are being implemented in the European Union.

Structured Notes

Certain Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative instruments. A Fund’s use of commodity-linked structured notes will potentially be limited by the Fund’s intention to qualify as a regulated investment company (“RIC”), and will potentially bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Interest Rate Caps, Floors and Collars

Some Funds may use interest rate caps, floors and collars for the same purposes or similar purposes for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Hybrid Instruments

Some Funds may invest in hybrid instruments. A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index, another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit/counterparty risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative instruments with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities. For more information, see the sections “Commodities” and “Structured Notes.”

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Certain Additional Risks of Derivative Instruments

General. As described in the Prospectus, the Funds intend to use derivative instruments, including several of the instruments described above, to seek to enhance investment returns as well as for risk management purposes. Although the Adviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of a Fund to utilize these derivative instruments successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which a Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To the extent that a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Although the Adviser may seek to use derivative transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, a Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g., short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. See the section entitled “Index Futures Contracts” for more information.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Futures prices have in the past occasionally exceeded the daily limit for several consecutive trading days with little or no trading. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The successful use of derivatives will depend in part on the Adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of OTC options, the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. See the section entitled “Credit/Counterparty Risk” above for additional information.

The derivatives markets of some foreign countries are small compared to those of the United States and consequently are characterized in some cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements and regulatory controls, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See the section “Foreign Securities” below.

Risk of Government Regulation of Derivatives.

The U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Various U.S. regulatory agencies have implemented and are continuing to implement rules and regulations prescribed by the Dodd-Frank Act. The European Union (and some other jurisdictions ) are also in the process of implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are relatively new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes could, among other things, restrict a Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to a Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act, has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund or otherwise limiting liquidity. The implementation of the clearing requirement generally has increased the costs of derivatives transactions for the Funds, since each Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are relatively new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 2022. As a Fund comes into compliance, the approach to asset segregation and coverage requirements described in this Statement will be impacted. In addition, Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of a Fund.

Additionally, new special resolution regimes adopted in the United States, the European Union and various other jurisdictions requirements may result in increased uncertainty about credit/counterparty risk and may also limit the ability of a Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency, (or similar designation), a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Credit/Counterparty Risk.

The Funds will be exposed to the credit/counterparty risk of the counterparties with which it trades, or the brokers, dealers and exchanges through which, it trades, whether it engages in exchange-traded or off-exchange transactions. Transactions entered into by the Funds may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to a Fund. To the extent a Fund engages in cleared derivatives transactions, it will be subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position. If a Fund engages in futures transactions, it will also be exposed to the credit/counterparty risk of its futures commissions merchant (“FCM”). If a Fund’s FCM or clearing member (as applicable) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearing house fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). It is possible that a Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to it. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. Similar requirements, restrictions and risks apply to clearing members as well. In addition, in the event of the bankruptcy or insolvency of the clearing house, the Fund might experience a loss of funds deposited through its FCM or clearing member (as applicable) as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

The Funds may also engage in bilateral (OTC) derivative transactions, which are not centrally cleared. Because bilateral derivative and other transactions are traded between counterparties based on contractual relationships, the Funds are subject to the risk that a counterparty will not perform its obligations under the contracts. Although the Funds intend to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

When a counterparty’s obligations are not fully secured by collateral, then a Fund is essentially an unsecured creditor of the counterparty. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral or that the counterparty may default. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Credit/counterparty risk with respect to derivatives is being affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit/counterparty risk of its original counterparty to the derivative transaction. Credit/counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Each Fund is subject to the risk that issuers of the instruments in which the Fund invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments and any derivatives whose value is based on such instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

As described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency.

Additional Risk Factors in Cleared Derivatives Transactions.

Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of a clearing house and only members of clearing houses can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Under some circumstances, centrally cleared derivative arrangements are less favorable to the Funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivative transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a SEF. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a SEF can create additional costs and risks for the Funds. For example, SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a SEF, or a broker intermediary who executes cleared derivatives on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. See the subsection “Swap Execution Facilities” above for additional information.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

CFTC Regulation

The Loomis Sayles Inflation Protected Securities Fund is a commodity pool (the “Pool”) under the CEA and Loomis Sayles is registered as a commodity pool operator (a “CPO”) under the CEA with respect to the Pool. The Adviser and the Pool are subject to dual regulation by the SEC and CFTC. Compliance with these regulatory requirements may have a material impact on Pool expenses, adversely affecting the Pool’s total return.

The Adviser has claimed an exclusion from the definition of a commodity pool operator (a “CPO”) pursuant to CFTC Rule 4.5 (the “exclusion”) with respect to its operation of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (the “Excluded Funds”). Accordingly, neither the Excluded Funds nor the Adviser (with respect to the Excluded Funds) is subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Excluded Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or as a “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to an Excluded Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Excluded Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Excluded Funds in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to an Excluded Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; and (vi) risks associated with the imposition of sanctions by the U.S. government. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, the Adviser and its affiliates, and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

For the purposes of determining whether a particular country is considered a developed or emerging market, a Fund will use a country’s sovereign quality rating. An emerging market country is defined as a country that carries a sovereign quality rating below investment grade by either S&P Global Ratings (“S&P”) or Moody’s Investor Services (“Moody’s”), or is unrated by both S&P and Moody’s. Thus, an emerging market security is defined as a security that is issued by sovereign or corporate entities domiciled in an emerging market country as defined above.

Fixed-Income Securities

Some of the Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s or S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the Adviser must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit/counterparty risk and market/issuer risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

The Funds may engage in foreign currency transactions for both hedging and investment purposes. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). See section “Derivative Instruments.”

Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and credit/counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, a Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. The examples described in this section should not be considered a definition of “foreign securities.” In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully in the section “Emerging Markets”.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. The securities of some foreign issuers are less liquid and, at times, more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The 2008 global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in deeper and/or longer financial downturns among the Eurozone nations. Recent events in the Eurozone have called into question the long-term viability of the euro as a shared currency among the Eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the Eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

The United Kingdom left the European Union (commonly known as “Brexit”) on January 31, 2020. An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the United Kingdom from the European Union and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Furthermore, many emerging and developing market countries have experienced outbreaks of pandemic or contagious diseases from time to time. Because emerging and developing market countries tend to have less established health care systems, the adverse impact of outbreaks may be more severe for these countries. The risks of such outbreaks and resulting social, political, economic and environmental damage cannot be quantified. Such outbreaks can affect the economies of many nations, individual companies and the market in general. The impact may be short term or may last for an extended period of time.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments that are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price on days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how the Funds use fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Investing through Bond Connect

In addition to the risks described under “Emerging Markets,” there are risks associated with a Fund’s investment in Chinese government bonds and other mainland China-based debt instruments traded on the China Interbank Bond Market (“CIBM”) through the Bond Connect program, or on other trading platforms in China which may participate in Bond Connect from time to time or in the future. There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of investing in other fixed-income securities in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that could pose risks to a Fund. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities, depositories and counterparties. Furthermore, securities purchased through Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based custodian (either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. Therefore, a Fund’s ability to enforce rights as a bondholder may depend on CMU’s ability or willingness as record-holder of Bond Connect securities to enforce a Fund’s rights as a bondholder. Additionally, the omnibus manner in which the securities are held could expose a Fund to the credit/counterparty risk of its Hong Kong sub-custodian. While a Fund holds a beneficial interest in the instrument it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments through Bond Connect are generally subject to Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations, among other restrictions. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both China and Hong Kong are open for trading and when banking services are available in both markets on the corresponding settlement days, which may limit a Fund’s ability to trade when it would be otherwise attractive to do so. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading through Bond Connect could be disrupted. Uncertainties in China tax rules governing taxation of income and gains from investments through Bond Connect could result in unexpected tax liabilities for a Fund, which may negatively affect investment returns for shareholders. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. Bond Connect trades are settled in Chinese Yuan (“RMB”), and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Canadian Investments

Some of the Funds may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.

Illiquid Securities

Some Funds may purchase illiquid securities. Illiquid securities are generally those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities generally will be considered “illiquid” if a Fund reasonably expects the security cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Funds have implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act. In accordance with Rule 22e-4, the Funds may not acquire any illiquid investment if, immediately after the acquisition, the Funds would have invested more than 15% of its net assets in illiquid investments. In the event a Fund’s illiquid investments exceed 15% of the Fund’s net assets, the Adviser will seek to bring the Fund’s illiquid investments to or below 15% of the Fund’s net assets within a reasonable time.

Inflation-Linked and Inflation-Indexed Securities

Some Funds may invest in inflation-linked and -indexed securities. Inflation-linked and -indexed securities are fixed-income securities whose principal values are adjusted periodically according to the rate of inflation. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked and -indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked and -indexed securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked and -indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked and -indexed securities. If inflation is lower than expected during a period in which a Fund holds inflation-linked and -indexed securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked and -indexed securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked and -indexed security will accurately measure the real rate of inflation in the prices of goods and services. Some Funds, particularly Loomis Sayles Global Bond Fund, may invest in inflation-linked and -indexed securities issued by the Japanese government. Inflation-linked and -indexed securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities.” Inflation-linked and -indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information) but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-linked and -indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for eligibility to be treated as a RIC under the Code.

Initial Public Offerings (“IPO”)

Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Investment Companies

Certain Funds may invest in other investment companies. Investment companies, including exchange-traded funds (“ETFs”) are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. A Fund may also be exposed to the risks associated with the underlying investment company’s investments.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when the Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

ETFs

Some of the Funds may invest in shares of ETFs. An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The ETF may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Limitations on Investments in Other Investment Companies.

Investments in other investment companies are typically subject to limitations prescribed by the 1940 Act. The 1940 Act limitations currently provide, in part, that, unless an exception applies, a Fund may not purchase shares of an investment company if such a purchase would cause the Fund (a) to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) to have more than 5% of its total assets invested in the aggregate in the investment company; or (c) to have more than 10% of its total assets invested in the aggregate in all investment companies. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, will permit the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters will be effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). The impact of these regulatory changes on the Funds is still uncertain.

Money Market Instruments

Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Adviser. A Fund may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding or other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the Adviser believes the risks are minimal. The Funds may invest in U.S.

government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are. See the section “U.S. Government Securities” for additional information.

Although the Funds may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Funds will not seek to maintain a stable NAV. The Funds also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude a Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, a Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, a Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments generally are considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, during the 2008 global financial downturn and the recent market volatility caused by the coronavirus outbreak, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage-Related Securities

Some Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt/fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described in the section “U.S. Government Securities.”

A Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” above.

Mortgage Dollar Rolls

Some Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Municipal Obligations

Some Funds may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are revenue bonds that are issued by municipalities and other public authorities to finance development of industrial or other facilities for use by private enterprise. The private enterprise (and/or any guarantor) pays the principal and interest on the bond; the user does not pledge its faith, credit and taxing power for repayment. The credit and quality of private activity bonds are usually tied to the credit of the corporate user of the facilities. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the Fund may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the Fund.

A fund that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser. Recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. Reduced liquidity in the secondary market for municipal bonds may have an adverse impact on the market price of such bonds and on the Fund’s ability to sell such bonds in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Local and national market forces–such as declines in real estate prices and general business activity–may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. The recent economic downturn and budgetary constraints have made municipal bonds more susceptible to downgrade, default and bankruptcy. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. In addition, difficulties in the municipal bond markets could result in increased liquidity risk, volatility risk and credit/counterparty risk, and a decrease in the number of municipal bond investment opportunities. The perceived increased likelihood of default among issuers of municipal bonds has resulted in reduced liquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in municipal bonds.

The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. These legal uncertainties could affect the municipal bond market as a whole, certain specific sectors of the market, or the credit rating of particular securities.

Pay-in-Kind Securities

Some Funds may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund would not receive the income on a current basis or in cash. Thus, such Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Private Placements

The Funds may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Some Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the governments have historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

REITs

Some Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market/issuer risk. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds typically may also use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by a Fund. A Fund’s ability to enter into reverse repurchase agreements may be impacted as the Fund comes into compliance with Rule 18f-4 under the 1940 Act.

Rule 144A Securities and Section 4(a)(2) Commercial Paper

The Funds may invest in Rule 144A securities and/or Section 4(a)(2) commercial paper. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(a)(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Adviser, in accordance with the Funds’ liquidity risk management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) commercial paper are illiquid. The Adviser will also monitor the liquidity of Rule 144A securities and/or Section 4(a)(2) commercial paper and, if as a result of changes in market, trading, and investment-specific considerations, the Adviser determines that such securities are no longer liquid, the Adviser will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities.

Securities Lending

The Funds may lend a portion of their portfolio securities to brokers, dealers, financial institutions or other borrowers under contracts calling for the deposit by the borrower with the Funds’ custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. If a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the

Fund will also receive a fee or interest on the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. These fees or interest are income to the Fund, although the Fund often must share a portion of the income with the securities lending agent and/or the borrower. The Funds will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund, subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the Adviser) affecting the investment occurs, a Fund may seek to recall the securities, so that the securities may be voted by the Fund, although the Adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering or applying the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Funds. New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Funds did not have any securities lending activity during their most recently completed fiscal year.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in each Fund’s portfolio, which may produce higher transaction costs and the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals as ordinary income). Portfolio turnover considerations will not limit the Adviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalizations. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

Step-Coupon Securities

Some Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Some Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative instruments. See the section “Derivative Instruments.”

Supranational Entities

Certain Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Foreign Securities” and “Foreign Currency Transactions.”

Tax-Exempt Securities

The Funds may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation. The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Adviser will consider such an event as part of its normal, ongoing review of all the Fund’s portfolio securities.

Tax-Exempt Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by a Fund and the value of such Fund’s portfolios could be materially affected, in which event such Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

“To Be Announced” Transactions

A Fund may buy securities in a “to be announced” transaction. In a “to be announced” transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade. If deemed advisable as a matter of investment strategy, the Adviser may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases, a Fund may realize a short-term capital gain or loss. Securities purchased on a “to be announced” basis have similar risks to when-issued securities.

A Fund will not accrue interest on the security between the time a Fund enters into the commitment and the time the security is delivered. When a Fund buys a security on a “to be announced” basis, it assumes the risks of ownership of the underlying securities. For example, a Fund is subject to the risk that market rates of interest will increase before the time the security is delivered or that the security will otherwise decrease in value. If a Fund has outstanding obligations to purchase securities on a “to be announced” basis, it will designate liquid assets on a

Fund’s records in an amount sufficient to satisfy these obligations. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for the “to be announced” market that require a Fund to post collateral in connection with its “to be announced” transactions. “To be announced” transactions historically have not been required to be collateralized. The collateralization of “to be announced” trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of “to be announced” transactions to a Fund and impose added operational complexity. Future regulatory changes may limit the ability of a Fund to engage in “to be announced” transactions to the extent desired.

Trust Preferred Securities

Certain Funds may also purchase trust preferred securities, which have characteristics of both subordinated debt and preferred stock. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of a corporate parent. These securities generally have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities often have the right to defer interest payments for a period of time.

Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act or otherwise subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. If the parent company defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six (6) months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes – Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

U.S. government securities generally do not involve the credit/counterparty risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities generally are lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has provided financial support to FNMA and FHLMC in the past; there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities. In June 2019 FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

For the Loomis Sayles Global Bond Fund, the Adviser uses a systematic model based on supply and demand patterns in purchasing and selling certain treasury securities and related derivatives. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for a Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for a Fund.

Variable and Floating Rate Instruments

Certain Funds may purchase variable and floating rate instruments (which may include bank loans, which are discussed in the section “Bank Loans” above). These instruments may include variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters.” The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Many variable and floating rate instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. In December 2020, the ICE Benchmark Administration, the administrator of LIBOR, announced that it had commenced a consultation to determine whether to extend publication of certain U.S. dollar LIBOR settings (overnight and one-, three-, six- and twelve-month U.S. dollar LIBOR) to the end of June 2023. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average, which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate, which is intended to replace the U.S. dollar LIBOR). Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England. At this time, it is not possible to completely identify or predict any establishment of a replacement rate that may be enacted in the United Kingdom or elsewhere. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

When-Issued Securities, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in interest rates and securities prices, a Fund may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. A Fund may be required to dispose of other portfolio securities (including at a time when it is not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

For the fiscal years ended September 30, 2019 and September 30, 2020, the portfolio turnover rates for the Loomis Sayles Inflation Protected Securities Fund were 246% and 82%, respectively. The variation in the Fund’s turnover rate from 2019 to 2020 is due to a strategy that was discontinued at the end of 2019.

PORTFOLIO HOLDINGS INFORMATION

Each Trust’s Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it has aged at least 30 days (60 days for Loomis Sayles Small Cap Value Fund). A list of the Funds’ top 10 holdings generally will be available on a monthly basis within 7 business days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds, as follows:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that the information is shared no sooner than the next day following the day on which the information is posted;

(2)

Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end);

(3)

Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. (“ISS”) as part of the proxy voting administration and research services, provided to the Adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)

Disclosure to employees of the Adviser, (and the Adviser’s participating affiliates, if any), principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing and third-party firms analyzing the trading costs of portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(5)

Disclosure to Natixis Investment Managers, LLC (“Natixis ”), either (i) in its capacity as the seed capital investor for the Funds, in order to satisfy certain reporting obligations to its parent company, or (ii) for its own risk management purposes; in the first scenario, Natixis agrees to maintain its seed capital in the Funds for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis and its parent utilize a third-party service provider, Aptimum Formation Développment (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(6)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to items (2) through (5) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of the Adviser, administrator or custodian. With respect to (6) above, approval will be granted only when the officer determines that a Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis and certain portfolio analytics for the Adviser and principal underwriter with respect to the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Small/Mid Cap Growth Fund, Confluence Technologies, Inc. (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to quarterly Form N-PORT filings, Depository Trust & Clearing Corporation (“DTCC”) (as needed) for the purpose of trade matching and confirmation services, Donnelley Financial Solutions (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-PORT filing and other related items,

Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for the Funds, Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns, FactSet (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of performing attribution analysis and portfolio analytics, ICE Data Services (daily disclosure of full portfolio holdings provided next business day) for the purpose of performing functions related to liquidity classification of investments and facilitating reporting to Natixis Investment Managers as disclosed previously in this section, Robert W. Baird & Co., (generally on a monthly basis, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of helping the Adviser perform technical analysis on portfolio securities with respect to the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Small/Mid Cap Growth Fund and William O’Neil + Co., (generally on a monthly basis, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of providing software that helps the Adviser analyze new and existing portfolio securities via technical and fundamental analysis with respect to the Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and the Loomis Sayles Small/Mid Cap Growth Fund. These entities may in turn disclose portfolio holdings information to their affiliates and third parties in connection with the provision of services to the Funds. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. Each Fund’s officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (6) above.

Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by each Fund’s Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or the Adviser must be consistent with the anti-fraud provisions of the federal securities laws, each Fund’s and the Adviser’s fiduciary duty to shareholders, and each Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Adviser or by any affiliated person of the Adviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by a Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees of the Board (the “Trustees”) meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the Trusts. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons”, as defined by the 1940 Act, of the relevant Trust.

The following table provides information about the members of the Board including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee Since 2013 Chairperson of the Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee Since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director, Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Wendell J. Knox (1948)	Trustee Since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee Since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

James P. Palermo (1955)	Trustee Since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board since January 2021 Trustee Since 2009 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Kirk A. Sykes (1958)	Trustee Since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust); Director of Apartment Investment and Management Company (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee Since 2005 Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee Since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.;	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

David L. Giunta[4] (1965)	Trustee Since 2011 Chief Executive Officer of Loomis Sayles Funds II since 2015 and President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Natixis ETF Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss[3] (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk, and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

[3]	Effective March 1, 2021, Daniel J. Fuss will no longer be an officer of the Trust.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of twelve Trustees, ten of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of each Trust, the Audit Committee, the Contract Review Committee, and Governance Committee, all of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

The Contract Review Committee of each Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between the Adviser and the Trust. During the fiscal year ended September 30, 2020, this committee held five meetings.

The Governance Committee of each Trust consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, L.P. (“Natixis Advisors”), Natixis Distribution, L.P. (the “Distributor”) or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Funds, Natixis Advisors, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended September 30, 2020, this committee held four meetings.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes. Such considerations will vary based on the Board’s existing composition. The Governance Committee has adopted a diversity policy pursuant to which the committee, through its nomination and evaluation process, will seek to maintain a well-rounded and diverse Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process.

In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the mutual fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Funds; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Funds and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill director fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Funds; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of each Trust consists solely of Independent Trustees and considers matters relating to the scope and results of such Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2020, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee
Cynthia L. Walker – Chairperson	Wendell J. Knox – Chairperson	Edmond J. English – Chairperson
Edmond J. English Martin T. Meehan Peter J. Smail	Richard A. Goglia Maureen B. Mitchell James P. Palermo Kirk A. Sykes	Richard A. Goglia Maureen B. Mitchell Peter J. Smail Cynthia L. Walker

As chairperson of the Board, Mr. Sirri is an ex officio member of each Committee.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2020, the Trustees had the following ownership in the Funds and in all of the funds in the Fund Complex:

Interested Trustees:

Dollar Range of Fund Shares[1]	Kevin P. Charleston	David L. Giunta
Loomis Sayles Bond Fund	E	A
Loomis Sayles Fixed Income Fund	A	A
Loomis Sayles Global Bond Fund	D	A
Loomis Sayles Inflation Protected Securities Fund	A	A
Loomis Sayles Institutional High Income Fund	E	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A
Loomis Sayles Small Cap Growth Fund	E	A
Loomis Sayles Small Cap Value Fund	E	A
Loomis Sayles Small/Mid Cap Growth Fund	A	A
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E

[1] A. None	C. $10,001 - $50,000	E. over $100,000
B. $1 -10,000	D. $50,001 - $100,000

Independent Trustees:

Dollar Range of Fund Shares[1]	Edmond J. English	Richard A. Goglia	Wendell J. Knox[2]	Martin T. Meehan	Maureen B. Mitchell	James P. Palermo	Erik R. Sirri[2]	Peter J. Smail	Kirk A. Sykes	Cynthia L. Walker[2]
Loomis Sayles Bond Fund	A	A	A	A	A	A	A	A	A	A
Loomis Sayles Fixed Income Fund	A	A	A	A	A	A	E	A	A	A
Loomis Sayles Global Bond Fund	A	A	A	A	A	A	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A	A	A	A	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A	A	A	A	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A	A	A	A	A	E	A	A	A
Loomis Sayles Small Cap Growth Fund	A	A	E	A	A	A	A	E	A	E
Loomis Sayles Small Cap Value Fund	A	A	A	A	C	A	A	A	A	A
Loomis Sayles Small/Mid Cap Growth Fund	A	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E	E	E	E	E	E	C	E

1A. None	D. $50,001 - $100,000
B. $1 - 10,000	E. over $100,000
C. $10,001 - $50,000
[2] Amounts include economic value of notional investments held through the deferred compensation plan.

Trustee Fees

The Trusts pay no compensation to their officers or to Trustees who are employees, officers or directors of Natixis Advisors, the Distributor or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board meetings or committee meetings that he attends. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, the Chairperson of the Audit Committee, the Chairperson of the Contract Review Committee and the Chairperson of the Governance Committee each receive an additional retainer fee at an annual rate of $20,000. Each Contract Review Committee and Audit Committee member is compensated $6,000 for each committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the funds in the Fund Complex based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

The table below shows the amounts received by the Trustees for serving as Trustees of the Trusts and of the Fund Complex during the fiscal year ended September 30, 2020. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2020

	Aggregate Compensation from Loomis Sayles Funds I1	Aggregate Compensation from Loomis Sayles Funds II2	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[3]
INDEPENDENT TRUSTEES
Kenneth A. Drucker[4]	$78,965	$156,658	$0	$0	$366,750
Edmond J. English	$60,157	$101,692	$0	$0	$286,750
Richard A. Goglia	$57,027	$96,164	$0	$0	$271,750
Wendell J. Knox	$61,237	$103,405	$0	$0	$291,750
Martin T. Meehan	$57,027	$96,164	$0	$0	$271,750
Maureen B. Mitchell	$57,027	$96,164	$0	$0	$271,750
James P. Palermo	$57,027	$96,164	$0	$0	$271,750
Erik R. Sirri	$61,237	$103,405	$0	$0	$291,750
Peter J. Smail	$57,027	$96,164	$0	$0	$271,750
Kirk A. Sykes	$57,027	$96,164	$0	$0	$271,750
Cynthia L. Walker	$57,838	$97,449	$0	$0	$275,500

INTERESTED TRUSTEES
Kevin P. Charleston	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0

[1]

Amounts include payments deferred by Trustees for the fiscal year ended September 30, 2020, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2020 for the Trustees is as follows: Drucker $250,132, English $302,047, Goglia $240,449, Knox $963,887, Meehan $267,451, Palermo $118,832, Sirri $564,931, Sykes $1,614 and Walker $1,279,605.

[2]

Amounts include payments deferred by Trustees for the fiscal year ended September 30, 2020, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2020 for the Trustees is as follows: Drucker $435,470, English $328,695, Goglia $315,034, Knox $1,018,971, Meehan $297,841, Palermo $165,887, Sirri $600,803, Sykes $2,849 and Walker $1,400,871.

[3]

Total Compensation represents amounts paid during the fiscal year ended September 30, 2020 to a Trustee for serving on the Board of eight (8) trusts with a total of fifty-five (55) funds as of September 30, 2020.

[4]	Mr. Drucker retired as a Trustee effective January 1, 2021.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts do not provide pension or retirement benefits to the Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or another fund in the Fund Complex selected by the Trustee on the normal payment date for such fees.

Code of Ethics. The Trusts, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from the SEC.

Proxy Voting Policies. The Board has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Funds. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of each Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by Loomis Sayles in a prudent manner in accordance with the Procedures and the proxy voting policies. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders generally are voted “for” and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted “against.” The Procedures, as implemented by the Loomis Sayles Proxy Committee, are intended to support good corporate governance, including those corporate practices that address environmental and social issues, in all cases with the objective of protecting each Fund’s interests and maximizing its shareholders’ value. Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, Loomis Sayles shall make available to each such Fund, or Natixis Advisors, each such Fund’s administrator, the records and information maintained by Loomis Sayles under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass Lewis provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles generally will follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise. Loomis Sayles uses the services of Institutional Shareholder Services, Inc. (“ISS”) for voting agent services and as a secondary source for research and analysis.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee, either directly or by application of the policy. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the investment professionals responsible for a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for the Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures to ensure consistency with internal policies and regulatory agency policies, to review existing voting guidelines and developing additional voting guidelines to assist in the review of proxy proposals, and to review the proxy voting process and address any general issues that relate to proxy voting (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration and consultation with the portfolio managers and analysts for the Fund(s) advised by Loomis Sayles holding the security when necessary or appropriate; (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the Funds’ best interests and (4) engagement and oversight of third-party vendors, such as Proxy Voting Services, including:

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest.

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles generally will consider the recommendations of Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2020 is available without charge (i) through the Funds’ website, www.loomissayles.com and (ii) on the SEC’s website at www.sec.gov.

OWNERSHIP OF FUND SHARES

The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding securities. Information provided in this table is as of December 31, 2020.*

To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of a Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Fund	Shareholder and Address	Percentage of Shares Held
Loomis Sayles Bond Fund[1]
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	29.20%

	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	18.13%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10004-1932	5.96%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	5.42%

(Retail Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	33.98%

Fund	Shareholder and Address	Percentage of Shares Held

	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	30.02%

	TD Ameritrade Inc. For the Exclusive Benefit of its Clients Omaha, NE 68103-2226	6.83%

(Admin Class Shares)	Hartford Life Insurance Co. Weatogue, CT 06089-9793	33.61%

	Nationwide Trust Company Columbus, OH 43218-2029	12.85%

	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	10.50%

	Reliance Trust Company Greenwood Village, CO 80111-5002	7.72%

	John Hancock Trust Company LLC Westwood, MA 02090-2324	5.82%

(Class N Shares)	Pershing LLC Jersey City, NJ 07399-0001	36.47%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	24.76%

	TD Ameritrade Inc. For the Exclusive Benefit of its Clients Omaha, NE 68103-2226	5.22%

Loomis Sayles Fixed Income Fund
(Institutional Class Shares)	The Northern Trust Chicago, IL 60675-0001	14.77%

	Somerville Retirement System Somerville, MA 02145-2423	9.64%

	Mac & Co. Pittsburgh, PA 15230-3198	7.41%

	Valley Hospital Development Fund Ridgewood, NJ 07450-2736	6.79%

Loomis Sayles Global Bond Fund[2]
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	25.88%

	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	18.87%

Fund	Shareholder and Address	Percentage of Shares Held

	Lahey Clinic Foundation Inc. Burlington, MA 01805-0001	11.62%

	Pershing LLC Jersey City, NJ 07399-0001	5.18%

(Retail Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	41.81%

	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	25.25%

	ICMA Retirement Corporation Washington, DC 20002-4239	7.36%

	TD Ameritrade Inc. For the Exclusive Benefit of its Clients Omaha, NE 68103-2226	6.32%

(Class N Shares)	Edward Jones & Co For the Benefit of its Customers St. Louis, MO 63131-3710	38.68%

	National Financial Services LLC Jersey City, NJ 07310-1995	17.79%

	Voya Institutional Trust Company Little Rock, AR 72203-3507	13.21%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	11.13%

Loomis Sayles Inflation Protected Securities Fund[3]
(Institutional Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	28.53%

	Pershing LLC Jersey City, NJ 07399-0001	16.12%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	12.39%

	National Financial Services Corp. Jersey City, NJ 07310-2010	28.53%

	E*Trade Savings Bank Englewood, CO 80155-6503	7.18%

	Fidelity Investment Institutional Covington, KY 41015-1999	5.27%

Fund	Shareholder and Address	Percentage of Shares Held

(Retail Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	35.56%

	RBC Capital Markets Minneapolis, MN 55402-1110	28.65%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	10.35%

	TD Ameritrade Inc. For the Exclusive Benefit of its Clients Omaha, NE 68103-2226	10.35%

	Pershing LLC Jersey City, NJ 07399-0001	6.97%

(Class N Shares)	National Financial Services Corp. Jersey City, NJ 07310-2010	33.43%

	Natixis Sustainable Future 2015 Boston, MA 02199-8197	14.40%

	Natixis Sustainable Future 2025 Boston, MA 02199-8197	10.51%

	Natixis Sustainable Future 2030 Boston, MA 02199-8197	10.31%

	Natixis Sustainable Future 2035 Boston, MA 02199-8197	7.52%

	Natixis Sustainable Future 2020 Boston, MA 02199-8197	6.59%

	Ascensus Trust Company Fargo, ND 58106-0758	5.02%

Loomis Sayles Institutional High Income Fund
(Institutional Class Shares)	McLaren Health Care Corporation Flint, MI 48532-3613	20.48%

	Daniel J. Fuss Wellesley, MA 02481-5221	17.27%

	Plumbers and Pipefitters Local 562 Earth City, MO 63045-1122	11.91%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	8.40%

Loomis Sayles Investment Grade Fixed Income Fund
(Institutional Class Shares)	The Northern Trust Chicago, IL 60675-0001	12.43%

	Wells Fargo Bank Minneapolis, MN 55480-1533	9.41%

Fund	Shareholder and Address	Percentage of Shares Held

	UMass Memorial Investment Worcester, MA 01605-2192	8.99%

	University of Houston Systems Houston, TX 77001-0988	7.00%

	Jewish Communal Fund New York, NY 10022-8591	5.81%

	Mac & Co. Pittsburgh, PA 15219-2502	5.40%

Loomis Sayles Small Cap Growth Fund[4]
(Institutional Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	34.97%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	14.89%

	Vanguard Fiduciary Trust Company Valley Forge, PA 19482-2600	7.06%

(Retail Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-1995	49.37%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-4151	10.23%

	Pershing LLC Jersey City, NJ 07399-0001	6.11%

	TD Ameritrade For the Exclusive Benefit of its Clients Omaha, NE 68103-2226	5.64%

(Class N Shares)	National Financial Service LLC Jersey City, NJ 07310-1995	44.21%

	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	9.64%

Loomis Sayles Small Cap Value Fund[5]
(Institutional Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	22.02%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	21.97%

	PIMS/Prudential Retirement New York, NY 10041-0004	16.32%

Fund	Shareholder and Address	Percentage of Shares Held

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers New York, NY 10041-1932	7.49%

	Saxon & Co. Philadelphia, PA 19182-0001	5.47%

(Admin Class Shares)	Reliance Trust Company FBO Greenwood Village, CO 80111-5002	74.97%

	Voya Institutional Trust Company Windsor, CT 06095-4773	8.13%

(Retail Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	29.56%

	Voya Retirement Insurance & Annuity Co. Windsor, CT 06095-4773	25.89%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	24.57%

(Class N Shares)	National Financial Services LLC Jersey City, NJ 07310-1995	33.16%

	Reliance Trust Company Atlanta, GA 30328-5620	22.07%

	Mid Atlantic Trust Company FBO Pittsburg, PA 15222-4228	9.64%

	Comerica Bank FBO Detroit, MI 48275-0001	7.39%

	Lincoln Retirement Services Company Fort Wayne, IN 46801-7876	6.83%

	Vanguard Fiduciary Trust Company Valley Forge, PA 19482-2600	6.46%

Loomis Sayles Small/Mid Cap Growth Fund[6]
(Institutional Class Shares)	National Financial Services Corp. For the Exclusive Benefit of its Customers Jersey City, NJ 07310-2010	49.03%

	SEI Private Trust Company Oaks, PA 19456-9989	20.87%

	Comerica Bank Detroit, MI 48275-0001	10.72%

Fund	Shareholder and Address	Percentage of Shares Held

	Capinco C/O US Bank NA Milwaukee, WI 53201-1787	8.01%

(Class N Shares)	Capinco C/O US Bank NA Milwaukee, WI 53201-1787	99.98%

[1]

As of December 31, 2020, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 33.94% of the Loomis Sayles Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.

[2]

As of December 31, 2020, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 26.47% of the Loomis Sayles Global Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services Corp.

[3]

As of December 31, 2020, National Financial Services Corp., Jersey City, NJ 07310-2010 owned 29.46% of the Loomis Sayles Inflation Protected Securities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services Corp.

[4]

As of December 31, 2020, National Financial Services Corp., Jersey City, NJ 07310-2010 owned 44.16% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services Corp.

[5]

As of December 31, 2020, National Financial Services Corp., Jersey City, NJ 07310-2010 owned 25.57% of the Loomis Sayles Small Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services Corp.

[6]

As of December 31, 2020, National Financial Services Corp., Jersey City, NJ 07310-2010 owned 42.97% of the Loomis Sayles Small/Mid Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services Corp.

*

Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Ownership of shares of a Fund may be concentrated in one or a few large investors. For Funds that have recently launched and/or have limited operating history, such investors may include an affiliate of the Fund’s Adviser. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions by a large investor may increase realized capital gains, including short-term capital gains taxable as ordinary income, may accelerate the realization of taxable income to shareholders and may limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). When possible, a Fund’s Adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Management Ownership

As of record on December 31, 2020, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds (except Loomis Sayles Institutional High Income Fund). Daniel Fuss owns 17.27% of the Loomis Sayles Institutional High Income Fund. The amounts include shares held by the Loomis Sayles Employees’ Profit Sharing Plan (the “Profit Sharing Plan”) or the Loomis Sayles Funded Pension Plan (the “Pension Plan”).

As of December 31, 2020, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 0.49% of the Loomis Sayles Bond Fund, 5.46% of the Loomis Sayles Inflation Protected Securities Fund, 3.97% of the Loomis Sayles Institutional High Income Fund, and 7.77% of the Loomis Sayles Small Cap Value Fund. Additionally, as of December 31, 2020, the Profit Sharing Plan owned 2.11% of the outstanding Class N shares of the Loomis Sayles Small Cap Growth Fund.

As of December 31, 2020, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 0.25% of the Loomis Sayles Small Cap Growth Fund and 0.97% of the Loomis Sayles Small Cap Value Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are Michael Duffy, Stephanie Lord, Richard Skaggs, Greg O’Hara, Tom Fahey, Justin Terman, Kevin Perry, Lauriann Kloppenburg, Paul Sherba, John Russell, Michael Giles and Tom Roberts. Except for Lauriann Kloppenburg, Tom Roberts, Richard Skaggs and Kevin Perry, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, MA 02111.

INVESTMENT ADVISORY AND OTHER SERVICES

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, the holding company for the North American asset management business (“NATIXIS IM-NA”).

NATIXIS IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 8 principal subsidiary or affiliated asset management firms of NATIXIS IM-NA collectively had over $616.30 billion in assets under management or administration as of December 31, 2020.

Advisory Agreements. Each Fund’s advisory agreement with Loomis Sayles provides that the Adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund’s average daily net assets:

Fund	Rate
Loomis Sayles Bond Fund	0.60% 0.50% 0.49% 0.48%	of the first $3 billion of the next $12 billion of the next $10 billion thereafter

Loomis Sayles Fixed Income Fund	0.50%

Fund	Rate
Loomis Sayles Global Bond Fund	0.55% 0.50% 0.48% 0.45% 0.40%	of the first $1 billion of the next $1 billion of the next $3 billion of the next $5 billion thereafter

Loomis Sayles Inflation Protected Securities Fund	0.25%

Loomis Sayles Institutional High Income Fund	0.60%

Loomis Sayles Investment Grade Fixed Income Fund	0.40%

Loomis Sayles Small Cap Growth Fund	0.75%

Loomis Sayles Small Cap Value Fund	0.75%

Loomis Sayles Small/Mid Cap Growth Fund	0.75%

Each Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, litigation and other extraordinary expenses, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings, cost of preparing, printing and mailing reports to shareholders, and the compensation of Trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies. See the section “Description of the Trusts.”

Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each advisory agreement may be terminated without penalty by vote of the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amounts of investment advisory fees from each Fund (before fee waivers and expense assumptions) and bore the following amounts of fee waivers for each Fund.

Fund	Fiscal Year Ended 9/30/18		Fiscal Year Ended 9/30/19		Fiscal Year Ended 9/30/20
	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers
Loomis Sayles Bond Fund	$66,732,444	—	$58,057,559	—	$51,666,632	—*
Loomis Sayles Fixed Income Fund	$5,116,977	—	$4,067,358	—	$3,585,115	—
Loomis Sayles Global Bond Fund	$5,831,431	—*	$4,704,444	—*	$3,882,400	$369,601
Loomis Sayles Inflation Protected Securities Fund	$71,923	$71,923*	$69,334	$69,334*	$131,076	$131,076*
Loomis Sayles Institutional High Income Fund	$4,189,762	—	$3,926,580	—	$3,201,401	—

Fund	Fiscal Year Ended 9/30/18		Fiscal Year Ended 9/30/19		Fiscal Year Ended 9/30/20
	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers
Loomis Sayles Investment Grade Fixed Income Fund	$1,526,322	—	$1,104,993	—	$1,020,718	—
Loomis Sayles Small Cap Growth Fund	$10,158,265	—	$11,217,209	—	$13,879,951	—
Loomis Sayles Small Cap Value Fund	$7,700,146	—*	$5,996,267	—*	$4,342,299	$242,252
Loomis Sayles Small/Mid Cap Growth Fund	$132,762	$102,676	$175,353	$104,365	$313,390	$151,521*

*	In addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

The table below shows expenses of the Funds that were reimbursed for the last three fiscal years, as applicable.

Fund	Fiscal Year Ended 9/30/18	Fiscal Year Ended 9/30/19	Fiscal Year Ended 9/30/20
Loomis Sayles Bond Fund	—	—	$319,980
Loomis Sayles Global Bond Fund	$450,897	$413,950	—
Loomis Sayles Inflation Protected Securities Fund	$81,628	$85,366	$26,324
Loomis Sayles Small Cap Value Fund	$195,729	$210,053	—
Loomis Sayles Small/Mid Cap Growth Fund	—	—	$3,635

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 31, 2022 and will be reevaluated on an annual basis, thereafter, subject to the obligation of each applicable Fund to repay such waived/reimbursed fees or expenses in later periods to the extent that a class’s expenses fall below the expense limit. Loomis Sayles will be permitted to recover, on a class-by-class basis, expenses it has borne to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the undertaking. However, Loomis Sayles will not be entitled to recover any such waived/reimbursed fees more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Bond Fund		February 1, 2021
Institutional Class	0.67%
Retail Class	0.92%
Admin Class	1.17%
Class N	0.62%
Loomis Sayles Fixed Income Fund		February 1, 2021
Institutional Class	0.65%
Loomis Sayles Global Bond Fund		February 1, 2021
Institutional Class	0.69%
Retail Class	0.94%
Class N	0.64%

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Inflation Protected Securities Fund		February 1, 2021
Institutional Class	0.40%
Retail Class	0.65%
Class N	0.35%

Loomis Sayles Institutional High Income Fund		February 1, 2021
Institutional Class	0.75%

Loomis Sayles Investment Grade Fixed Income Fund		February 1, 2021
Institutional Class	0.55%

Loomis Sayles Small Cap Growth Fund		February 1, 2021
Institutional Class	1.00%
Retail Class	1.25%
Class N	0.95%

Loomis Sayles Small Cap Value Fund		February 1, 2021
Institutional Class	0.90%
Retail Class	1.15%
Admin Class	1.40%
Class N	0.85%

Loomis Sayles Small/Mid Cap Growth Fund		February 1, 2021
Institutional Class	0.85%
Class N	0.83%

In addition to serving as investment adviser to each series of the Trusts, Loomis Sayles also acts as investment adviser to certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Distribution Agreements and Rule 12b-1 Plans. Under separate agreements with the Funds, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 888 Boylston Street, Suite 800, Boston, MA 02199. Under these agreements (each a “Distribution Agreement”) the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means, printing and mailing the Prospectus to persons other than shareholders and providing compensation to underwriters, broker-dealers and sales personnel. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing the Prospectus to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

The Distributor is paid by each Fund the service and distribution fees described in the applicable Prospectus. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund’s shares.

As described in their Prospectus, the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans (“Plans”) for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. Class N shares and Institutional Class shares have no such plans. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Some Funds’ classes may pay the Distributor monthly fees of less than 0.25% of the relevant Class’s assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust’s Board, including a majority of the Trustees who are not interested persons of the Trusts (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. Under these Plans, intermediaries providing shareholder servicing and/or account maintenance services for the benefit of retirement plan record keeping investors and/or “no transaction fee” or wrap program investors may be eligible to receive Admin Class share payments. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

The following table provides information on the amount of fees paid by each of the Funds under these Plans during the past three fiscal years:

Fund	Fiscal Year Ended 9/30/18	Fiscal Year Ended 9/30/19	Fiscal Year Ended 9/30/20
Loomis Sayles Bond Fund
Retail Class	7,541,290	$5,398,173	$4,360,406
Admin Class*	$683,862	$503,112	$330,050

TOTAL	$8,225,152	$5,901,285	$4,690,456

Loomis Sayles Global Bond Fund
Retail Class	$688,516	$545,414	$470,965

TOTAL	$688,516	$545,414	$470,965

Loomis Sayles Inflation Protected Securities Fund
Retail Class	$2,605	$2,376	$8,984

TOTAL	$2,605	$2,376	$8,984

Loomis Sayles Small Cap Growth Fund
Retail Class	$293,140	$269,104	$232,060

TOTAL	$293,140	$269,104	$232,060

Loomis Sayles Small Cap Value Fund
Retail Class	$578,786	$386,674	$263,201
Admin Class*	$139,318	$88,342	$49,820

TOTAL	$718,104	$475,016	$313,021

*	Up to 50% of the fees paid to the Distributor are administrative service fees and are not paid pursuant to a 12b-1 plan.

During the fiscal year ended September 30, 2020, the Distributor used the Rule 12b-1 fees paid by the Funds under the Plans as follows:

Fund	Compensation to Broker- Dealers	Retained by the Distributor	Total
Loomis Sayles Bond Fund	$4,690,456	$0	$4,690,456
Loomis Sayles Global Bond Fund	$470,965	$0	$470,965
Loomis Sayles Inflation Protected Securities Fund	$8,984	$0	$8,984
Loomis Sayles Small Cap Growth Fund	$232,060	$0	$232,060
Loomis Sayles Small Cap Value Fund	$313,021	$0	$313,021

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ Adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services; such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm. In certain cases, a recipient of 12b-1 distribution payments, shareholder servicing payments or revenue sharing payments may rebate some or all of such amounts to its clients or plan participants, or use such amounts to defray client or plan expenses. For more information, investors should contact their financial representatives or plan administrator.

Additional Payments (excluding Class N shares)

The Adviser and its affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds (with the exception of Class N shares, for which such additional payments are not made). Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Institutional Class and Retail Class shares, (ii) payments based upon various factors described below and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Adviser may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets (with the exception of Class N shares, for which no such payments are made). Among others, the Adviser has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Adviser intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the FINRA. The participation of such firms in financial assistance programs is at the discretion of the firm and the Adviser. The payments described in (iii) above may be based on sales (generally 0.10% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in a Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

Other Services. Natixis Advisors, 888 Boylston Street, Suite 800, Boston, Massachusetts 02199, performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

For the last three fiscal years, pursuant to the Administrative Agreement between Natixis Advisors and the Trusts, Natixis Advisors received the following fees from the Funds for administrative services:

Fund	Fiscal Year Ended 09/30/18	Fiscal Year Ended 09/30/19[1]	Fiscal Year Ended 09/30/20
	Fee	Fee	Fee
Loomis Sayles Bond Fund
Gross Administrative Fees	$5,611,016	$4,846,466	$4,299,300
Waiver of Administrative Fees	N/A	$85,577	N/A
Net Administrative Fees	$5,611,016	$4,760,889	$4,299,300
Loomis Sayles Fixed Income Fund
Gross Administrative Fees	$450,666	$358,089	$316,698
Waiver of Administrative Fees	N/A	$6,357	N/A
Net Administrative Fees	$450,666	$351,732	$316,698
Loomis Sayles Global Bond Fund
Gross Administrative Fees	$453,019	$376,542	$311,890
Waiver of Administrative Fees	N/A	$6,702	N/A
Net Administrative Fees	$453,019	$369,840	$311,890
Loomis Sayles Inflation Protected Securities Fund
Gross Administrative Fees	$12,660	$12,209	$23,181
Waiver of Administrative Fees	N/A	$217	N/A
Net Administrative Fees	$12,660	$11,992	$23,181
Loomis Sayles Institutional High Income Fund
Gross Administrative Fees	$307,392	$288,251	$235,670
Waiver of Administrative Fees	N/A	$5,224	N/A
Net Administrative Fees	$307,392	$283,027	$235,670
Loomis Sayles Investment Grade Fixed Income Fund
Gross Administrative Fees	$168,131	$121,560	$112,717
Waiver of Administrative Fees	N/A	$2,102	N/A
Net Administrative Fees	$168,131	$119,458	$112,717
Loomis Sayles Small Cap Growth Fund
Gross Administrative Fees	$595,459	$658,351	$817,150
Waiver of Administrative Fees	N/A	$11,103	N/A
Net Administrative Fees	$595,459	$647,248	$817,150

Fund	Fiscal Year Ended 09/30/18	Fiscal Year Ended 09/30/19[1]	Fiscal Year Ended 09/30/20
	Fee	Fee	Fee
Loomis Sayles Small Cap Value Fund
Gross Administrative Fees	$451,857	$351,874	$255,444
Waiver of Administrative Fees	N/A	$6,305	N/A
Net Administrative Fees	$451,857	$345,569	$255,444
Loomis Sayles Small/Mid Cap Growth Fund
Gross Administrative Fees	$7,796	$10,310	$18,443
Waiver of Administrative Fees	N/A	$168	N/A
Net Administrative Fees	$7,796	$10,142	$18,443

[1]

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

Support Services. Pursuant to an intercompany agreement between Loomis Sayles and Natixis Advisors, Natixis Advisors provides various marketing, relationship management and support services to the Funds and Loomis Sayles. Loomis Sayles, and not the Funds, pay Natixis Advisors for these services.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and DST Asset Manager Solutions, Inc. (“DST” or the “Transfer Agent”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, DST acts as shareholder servicing, transfer agent and dividend paying agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares. From time to time, the Funds, directly or indirectly through arrangements with the Adviser or the Transfer Agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Transfer Agency Expenses. Natixis Advisors has given a binding contractual undertaking to reimburse any and all transfer agency expenses for Class N shares of the Loomis Sayles Inflation Protected Securities Fund and the Loomis Sayles Small/Mid Cap Growth Fund. This undertaking is in effect through January 31, 2022 and may be terminated before then only with the consent of the Board. For the fiscal year ended September 30, 2020, Natixis Advisors reimbursed the Loomis Sayles Inflation Protected Securities Fund and the Loomis Sayles Small/Mid Cap Growth Fund $895 and $1,141, respectively, for transfer agency expenses related to Class N shares.

Natixis Advisors has given a binding contractual undertaking to reimburse the Class N shares of the Loomis Sayles Inflation Protected Securities Fund and the Loomis Sayles Small/Mid Cap Growth Fund for any and all transfer agency expenses attributable to accounts admitted to Class N via a Prospectus provision that allows the Distributor, at its sole discretion, to waive the investment minimum for accounts as to which the Distributor reasonably believes will have enough assets to exceed the investment minimum requirement within a relatively short period of time following the establishment date of such accounts in Class N. If, after two years, an account’s value does not exceed the investment minimum requirement, the Distributor and the Fund reserve the right to redeem such account. Such reimbursement will be in effect during the period July 1, 2019 (October 1, 2019 for the Loomis Sayles Small/Mid Cap Growth Fund) to June 30, 2021 and may be terminated before then only with the consent of the Board.

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers, LLP, located at 101 Seaport Blvd, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Funds, and the financial statements contained in the Funds’ annual reports for the fiscal year ended September 30, 2020 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2020, the portfolio managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Mark F. Burns	3	$826.1 million	0	$0	4	$1.0 billion	0	$0	30	$1.3 billion	0	$0
Matthew J. Eagan	15	$18.5 billion	0	$0	29	$11.8 billion	0	$0	127	$22.2 billion	5	$559.0 million
Daniel J. Fuss*	10	$11.5 billion	0	$0	10	$2.2 billion	0	$0	112	$17.9 billion	5	$559.0 million
Joseph R. Gatz	3	$494.2 million	0	$0	2	$470.8 million	0	$0	46	$897.7 million	0	$0
Elaine Kan	0	$0	0	$0	0	$0	0	$0	7	$3.3 million	0	$0
Kevin P. Kearns	5	$2.1 billion	0	$0	16	$4.6 billion	0	$0	18	$5.7 billion	0	$0
Brian P. Kennedy	9	$16.2 billion	0	$0	17	$9.3 billion	0	$0	119	$18.1 billion	5	$559.0 million
David W. Rolley	3	$808.5 million	0	$0	31	$10.1 billion	0	$0	67	$25.7 billion	6	$10.1 billion
Jeffrey Schwartz	3	$494.2 million	0	$0	2	$470.8 million	0	$0	53	$882.1 million	0	$0
Lynda L. Schweitzer	3	$808.5 million	0	$0	26	$8.7 billion	0	$0	53	$23.8 billion	5	$9.6 billion
Scott M. Service	3	$808.5 million	0	$0	26	$8.7 billion	0	$0	52	$23.8 billion	5	$9.6 billion
John J. Slavik	3	$826.1 million	0	$0	4	$1.0 billion	0	$0	36	$1.3 billion	0	$0
Elaine M. Stokes	11	$16.8 billion	0	$0	24	$10.0 billion	0	$0	138	$21.9 billion	5	$559.0 million
Todd P. Vandam	5	$1.7 billion	0	$0	17	$4.3 billion	0	$0	75	$10.5 billion	5	$559.0 million

*

Effective March 1, 2021, Daniel J. Fuss will no longer serve as a portfolio manager of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund.

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2020.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods, or since the start of the manager’s tenure, if shorter is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to peer group over a sustained measurement period; however, the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for each equity fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Small Cap Value Fund	Russell 2000® Value Index

Loomis Sayles Small Cap Growth Fund	Russell 2000® Growth Index

Loomis Sayles Small/Mid Cap Growth Fund	Russell 2500TM Growth Index

Loomis Sayles also uses either institutional peer groups as a point of comparison for equity manager performance, Morningstar universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Fixed-Income Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Bond Fund	Bloomberg Barclays U.S. Government/Credit Bond Index

Loomis Sayles Fixed Income Fund	Bloomberg Barclays U.S. Government/Credit Bond Index

Loomis Sayles Global Bond Fund	Bloomberg Barclays Global Aggregate Bond Index

Loomis Sayles Inflation Protected Securities Fund	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index

Loomis Sayles Institutional High Income Fund	Bloomberg Barclays U.S. Corporate High Yield Bond Index

Loomis Sayles Investment Grade Fixed Income Fund	Bloomberg Barclays U.S. Government/Credit Bond Index

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was /were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2020, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*

Mark F. Burns	Loomis Sayles Small Cap Growth Fund Loomis Sayles Small/Mid Cap Growth Fund	G G
Matthew J. Eagan	Loomis Sayles Bond Fund Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	G A E A
Daniel J. Fuss[1]	Loomis Sayles Bond Fund Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	G A G A
Joseph R. Gatz	Loomis Sayles Small Cap Value Fund	F
Elaine Kan	Loomis Sayles Inflation Protected Securities Fund	D
Kevin P. Kearns	Loomis Sayles Inflation Protected Securities Fund	A

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*

Brian P. Kennedy	Loomis Sayles Bond Fund Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	E A A B
David W. Rolley	Loomis Sayles Global Bond Fund	G
Jeffrey Schwartz	Loomis Sayles Small Cap Value Fund	D
Lynda L. Schweitzer	Loomis Sayles Global Bond Fund	E
Scott M. Service	Loomis Sayles Global Bond Fund	A
John J. Slavik	Loomis Sayles Small Cap Growth Fund Loomis Sayles Small/Mid Cap Growth Fund	G F
Elaine M. Stokes	Loomis Sayles Bond Fund Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	G A E A
Todd P. Vandam	Loomis Sayles Institutional High Income Fund	A

[1]   Effective March 1, 2021, Daniel J. Fuss will no longer serve as a portfolio manager of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund.

*A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match the portfolio manager’s personal investment objective. In addition, portfolio managers may invest in other funds or pooled investment vehicles or separate accounts managed by the portfolio manager in a similar style to the Fund managed by such portfolio manager. Administrative reasons (such as facilitating compliance with the Adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in a Fund.

Allocation of Investment Opportunity Among Natixis Funds Trust and Loomis Sayles Funds Trusts and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: the Fixed-Income Group and the Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund (the “Income Funds”), Loomis Sayles always seeks the best price and execution. Some of each Income Fund’s portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts, and in some cases may not be used with respect to the Funds.

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust’s Board, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”), or other execution systems that in Loomis Sayles’ opinion can provide the best overall net results for its clients. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services is a factor in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the

“1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Funds, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that Loomis Sayles will cause a Fund to pay for research services with soft dollars in circumstances where Loomis Sayles is prohibited from causing its other client accounts to do so, including where Loomis Sayles aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear a cost for the research services and Loomis Sayles’ other client accounts would not, although Loomis Sayles’ other client accounts might nonetheless benefit from those research services.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third party services from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to: strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has FIX connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28 (e) of the 1934 Act, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers, and ECNs, ATSs and other electronic providers.

Brokerage Commissions

The following tables set forth, for each of the last three fiscal years, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services (“directed transactions”) and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Funds’ predecessors, where applicable. The information in the tables includes transactions that were directed to broker-dealers based on the internal “broker vote” allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The “broker vote” is an internal voting process whereby Loomis Sayles’ equity portfolio managers, research analysts and strategists vote on various aspects of a broker-dealer’s qualitative services, which include without limitation: research and other services, idea generation, models, expert consultants, political and economic analysts, technical analysts, discussions with research analysts and corporate executives, seminars and conferences. This internal voting process is performed on a quarterly basis, and Loomis Sayles uses the results of this internal vote to determine, in good faith, the value of the research and research services it receives from the broker-dealers that provide such services, and it will pay such broker-dealers for these services through its CCAs and/or through trading directly with the broker-dealer.

FISCAL YEAR ENDED SEPTEMBER 30, 2018

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund	$10,149	$0	$0
Loomis Sayles Fixed Income Fund	$0	$0	$0
Loomis Sayles Global Bond Fund	$86,595	$0	$0
Loomis Sayles Inflation Protected Securities Fund	$5,225	$0	$0
Loomis Sayles Institutional High Income Fund	$34	$0	$0
Loomis Sayles Investment Grade Fixed Income Fund	$0	$0	$0
Loomis Sayles Small Cap Growth Fund	$848,459	$954,932,586	$784,553
Loomis Sayles Small Cap Value Fund	$568,938	$498,884,576	$516,583
Loomis Sayles Small/Mid Cap Growth Fund	$16,585	$31,267,394	$15,405

FISCAL YEAR ENDED SEPTEMBER 30, 2019

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund*	$195,605	$0	$0
Loomis Sayles Fixed Income Fund*	$12,691	$0	$0
Loomis Sayles Global Bond Fund	$97,085	$0	$0
Loomis Sayles Inflation Protected Securities Fund	$4,190	$0	$0
Loomis Sayles Institutional High Income Fund*	$12,813	$0	$0
Loomis Sayles Investment Grade Fixed Income Fund	$1,272	$0	$0
Loomis Sayles Small Cap Growth Fund*	$1,555,133	$2,035,018,459	$1,546,274
Loomis Sayles Small Cap Value Fund	$574,323	$562,097,606	$564,565
Loomis Sayles Small/Mid Cap Growth Fund	$22,692	$42,512,056	$22,660

*	The aggregate brokerage commissions paid changed significantly from 2018 to 2019 as a result of increased trading volume in the Fund’s portfolio.

FISCAL YEAR ENDED SEPTEMBER 30, 2020

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund*	$3,619	$0	$0
Loomis Sayles Fixed Income Fund*	$994	$0	$0
Loomis Sayles Global Bond Fund	$71,872	$0	$0
Loomis Sayles Inflation Protected Securities Fund	$466	$0	$0
Loomis Sayles Institutional High Income Fund*	$235	$0	$0
Loomis Sayles Investment Grade Fixed Income Fund	$0	$0	$0
Loomis Sayles Small Cap Growth Fund	$1,550,289	$1,765,691,993	$1,483,976
Loomis Sayles Small Cap Value Fund	$426,273	$394,542,849	$425,555
Loomis Sayles Small/Mid Cap Growth Fund	$25,415	$42,148,235	$23,606

*	The aggregate brokerage commissions paid changed significantly from 2019 to 2020 as a result of decreased trading volume in the Fund’s portfolio.

Regular Broker-Dealers

The table below presents information regarding the securities of the Funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2020.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles Bond Fund	Morgan Stanley	$341,221,235
	BNP Paribas S.A.	$24,080,723
	Goldman Sachs Group, Inc. (The)	$20,792,853
	Citigroup, Inc.	$7,714,256

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles Fixed Income Fund	Goldman Sachs Group, Inc. (The)		$4,977,235
	Morgan Stanley		$3,027,963
	BNP Paribas S.A.		$1,084,717

Loomis Sayles Global Bond Fund	Citigroup Mortgage Loan Trust		$8,677,209
	Barclays PLC		$5,886,902
	Bank of America Corp.		$4,903,274
	Credit Suisse Mortgage Trust		$3,269,488
	BNP Paribas S.A.		$2,060,994

Loomis Sayles Inflation Protected Securities Fund	Barclays PLC BNP Paribas S.A.	$ $	700,264 354,196
	Credit Suisse Group AG		$288,622

Loomis Sayles Investment Grade Fixed Income Fund	Morgan Stanley JPMorgan Chase & Co.	$ $	4,522,852 3,746,020

*

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

General

Subject to procedures adopted by the Board of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with NATIXIS IM-NA or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities generally will be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Loomis Sayles Funds I and Loomis Sayles Funds II permit each Trust’s Board to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the applicable Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

Each Fund offers Institutional Class shares. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund offer Retail Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Small/Mid Cap Growth Fund offer an additional class of shares designated Class N shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the relevant Trusts entitled to vote. In addition, each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board may also, without shareholder approval, terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

Shareholders of each Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of Trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in each Trust’s by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on a Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the relevant Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of a Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the Trustees. Each Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Each Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of each Trust provide for indemnification by the Trusts of Trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts’ shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The Trustees of the Trusts have considered this possible liability and approved the use of a combined prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of each Fund are summarized in its Prospectus. All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds or the Funds’ custodian bank.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectus, or through firms that are members of the FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

Shareholders, other than Class N shareholders, may also go to www.loomissayles.com to purchase fund shares if they have established the electronic transfer privilege. Class N shares are not eligible to be purchased, exchanged or redeemed through the website or through the Automated Voice Response System.

Shareholders of the Funds may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of each Fund.

REDEMPTIONS

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file. Please contact the Funds at 800-633-3330 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-633-3330. As noted above, Class N shares are not eligible to be redeemed through the website or through the Automated Voice Response System. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed for business will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated or addition of a new bank account may be made by furnishing to DST or your investment dealer a completed Account Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, the transfer agent and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. DST (the Funds’ transfer agent), as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Funds’ transfer agent or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. Shares purchased by check or through ACH may not be available immediately for redemption to the extent that the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if Loomis Sayles determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will generally, but will not necessarily result in a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Other

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. The broker’s customers will receive the Funds’ NAV next computed after an order is accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by DST. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued or honored for any class of shares.

The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Unclaimed Property Laws

States increasingly are looking at inactive mutual fund accounts as possible “unclaimed” or “abandoned” property. If your account is deemed unclaimed or abandoned under state law, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold.

It is your responsibility to ensure that you maintain a correct address for your account, keep your account active in ways such as by contacting the Transfer Agent by mail or telephone or accessing your account through the Funds’ website at least every three years, and promptly cash all checks for dividends, capital gains and redemptions. Each State’s requirements to keep an account active can vary and are subject to change. If you invest in a Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state unclaimed property laws. The Funds, the Transfer Agent and the Distributor will not be liable to shareholders or their representatives for good faith compliance with state unclaimed property laws.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectus.

Automatic Investment Plans

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Fund to draw from an investor’s bank account. An Account Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-633-3330 or your investment dealer or by visiting the Funds’ website at loomissayles.com.

This program is voluntary and may be terminated at any time by DST upon notice to existing plan participants. The Automatic Investment plan may be discontinued at any time by the investor by written notice to DST, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan, referred to in the Prospectus in the section “General Information—How to Redeem Shares,” provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $10,000 at the time the plan is established.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value Other options are available for individual retirement accounts retirement accounts under the Loomis Sayles prototype document. Please review the IRA distribution form available from DST, your financial representative or by visiting our website at loomissayles.com.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. Income dividends and capital gain distributions will be reinvested based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date for the dividend or distribution.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the section “Taxes” for certain information as to U.S. federal income taxes.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased based upon the selected Fund’s NAV determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend and distribution. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchanging or Converting Shares

A Fund’s policies for exchanging or converting shares are described in its Prospectus.

Before requesting an exchange into any other Loomis Sayles Fund, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan

A shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other series of the Loomis Sayles Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. Exchanges may be processed on any day of the month (or the first business day thereafter if the exchange date is not a business day) until the account is exhausted or until DST is notified in writing to terminate the plan. Exchanges may be made in amounts of $50 or more. There is no fee for exchanges made under this plan. The Accounts Options Form may be used to establish an Automatic Exchange Plan and is available from DST, your financial representative or by visiting our website at loomissayles.com.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Funds’ Prospectus, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern Time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open, Eastern time, following the day that such purchase or redemption orders are received by the broker or intermediary.

Individual Retirement Accounts (“IRAs”)

IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Certain Retirement Plans

“Certain Retirement Plans” as it relates to share class eligibility and account minimums is defined as follows:

Certain Retirement Plans includes 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify.

Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, Roth IRAs, SIMPLE, SEP, SARSEP, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board to obtain market quotations and other valuation information, such as evaluated bids. Generally, Fund securities and other investments are valued as follows:

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Equity securities (including shares of closed-end investment companies and ETFs), exchange-traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt securities and unlisted preferred equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid and ask prices) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded index and single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid and ask prices) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below.

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Futures — most recent settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Funds’ fair value policies described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund. Valuation for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services. The Funds’ fair value policies and procedures and valuation practices may be impacted as the Funds come into compliance with Rule 2a-5 under the 1940 Act.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class.

DISTRIBUTIONS

As described in the Prospectus, it is the policy of each Fund to pay shareholders at least annually according to the schedule specified in each Funds’ Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders) all or substantially all of its net realized capital gains, if any, after offsetting any capital loss carryforwards. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.

Ordinary income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Loomis Sayles Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Loomis Sayles Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year. Funds with significant investments in REITs typically request a 30-day extension to provide such federal tax information to their shareholders.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements described in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements in (ii) above.
Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets or making additional distributions. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case, determined with reference to any loss carryforwards). If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amounts retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year, if any, after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31 of that year if the Fund is eligible to and so elects) plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or December 31, if the Fund is eligible to and makes the election referred to above) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards. The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income. The Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund do not expect a significant portion of their distributions to qualify for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, properly reported dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of various provisions of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). The Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund do not expect a significant portion of their distributions to be eligible for the dividends received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by a RIC to its shareholders that the RIC properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A RIC is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Code generally imposes a 3.8% tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Dividends declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the dividends are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the

OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The IRS and the Department of the Treasury have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements. Each Fund’s current practice is to include in income any market discount as it takes the same into account on its financial statements and therefore no changes to the Funds’ financial statements would be expected to result if Section 451 applied to the accrual of market discount.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of debt obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Certain Higher-Risk and High Yield Securities

A Fund may invest in lower-quality debt obligations or debt obligations that are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of default, or are in default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Taxes

Funds that invest in foreign securities, such as the Loomis Sayles Global Bond Fund, may be liable to foreign governments for taxes relating to income, proceeds and gains received by the Fund from sources within foreign countries, and may be subject to foreign withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns, tax-exempt shareholders and those who invest in the Fund through tax-advantaged arrangements (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Tax Implications of Certain Fund Investments

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, contingent payment debt instruments, trust preferred securities, convertible bonds, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains (without receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In certain cases, these tax implications may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements (to avoid the payment of Fund-level taxes), which also may accelerate the recognition of gain and affect the Fund’s total return.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s use of certain commodity-linked instruments and commodity-linked structured notes will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments, including but not limited to derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC accorded special tax treatment and to avoid a fund-level tax.

Partnerships and Other Pass-Through Structures

To the extent the Fund invests in entities that are treated as partnerships (other than QPTPs, as defined above), trusts, or other pass-through structures for U.S. federal income tax purposes, all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. For example, income that the Fund derives from indirect investments, through such entities, in certain commodity-linked instruments generally will not or may not be considered qualifying income for the purposes of the 90% gross income requirement. In such cases, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC, and could bear on its ability to so qualify. Income from such entities may be allocated to the Fund on a gross, rather than net, basis, for purposes of the 90% gross income requirement.

REITs, REMICs and TMPs

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

A Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. The Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect”, a tax-exempt shareholder could realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year, a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Foreign Persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) interest-related dividends and (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions attributable to U.S.-source interest income of types similar to those that would not have been subject to U.S. federal income tax if earned directly by an individual shareholder that is a Foreign Person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, and (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation. The Funds, however, do not intend to report any eligible distributions as interest-related or short-term capital gain dividends, and the Funds may choose not to report potentially eligible distributions as interest-related or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related or short-term capital gain dividend. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Persons other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a beneficial holder of Fund shares who or which is a Foreign Person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the holder in the United States. More generally, a beneficial holder of Fund shares who or which is a Foreign Person and who or which is a resident in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and is urged to consult its tax advisors.

A beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, or redemption and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the Foreign Person’s sale of shares of the Fund (as described below).

Subject to certain exceptions (for example, for a fund that is a “United States real property holding corporation” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a beneficial holder of Fund shares who or which is a Foreign Person.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a shareholder that is a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s shareholders that are Foreign Persons and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund.

In addition, if an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Shareholders of the Fund that are Foreign Persons also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Funds generally do not expect that they will be QIEs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, Foreign Persons must comply with special certification and filing requirements relating to their non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of the Funds, including the certification and filing requirements imposed on Foreign Persons in order to qualify for exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends and short-term capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Fund dividends and distributions, and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and where applicable, foreign taxes.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may from time to time include its yield and total return information in advertisements or in information furnished to present or prospective shareholders.

Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trusts allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield and total return to yields and total return published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield and total return will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

Benchmark Comparisons

Performance information for a Fund with over one calendar year of performance history will be included in the Fund’s Prospectus (in the subsection “Risk/Return Bar Chart and Table” within the Fund Summary), along with the performance of an appropriate benchmark index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception,” “Life of Fund” or “Life of Class” headings in the Prospectus for Funds with less than ten years of performance history may not be coincident with the inception date of the Fund (or class, as applicable). In such instances, index performance is generally presented from the month-end nearest to the inception date of the Fund (or class, as applicable).

THIRD-PARTY INFORMATION

The Prospectus and this Statement may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis”) and does not sponsor, endorse or participate in the provision of any Natixis services, funds or other financial products.

The index information contained in the Prospectus and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Funds’ annual reports dated September 30, 2020 are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 or by visiting the Funds’ website at www.loomissayles.com. The annual and semiannual reports are also available online at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P Global Ratings, Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Investor Services, Inc. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P Global Ratings, Moody’s, and Fitch’s ratings applicable to fixed-income securities.

S&P Global Ratings—A brief description of the applicable rating symbols of S&P Global Ratings and their meanings (as published by S&P Global Ratings) follows:

Issue Credit Rating

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

A-2-

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated

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grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (S&P Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

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D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

S&P Global Ratings Disclaimers

The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

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Preliminary ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier

This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

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Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public information ratings: ‘pi’ qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency versus obligations denominated in a foreign currency.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s rating symbols and their meanings (as published by Moody’s) follows:

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Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

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Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured debt and debt like obligations. As such, Issuer Ratings incorporate any external support that is expected to apply to all current and future issuance of senior unsecured financial obligations and contracts, such as explicit support stemming from a guarantee of all senior unsecured financial obligations and contracts, and/or implicit support for issuers subject to joint default analysis (e.g. banks and government-related issuers). Issuer Ratings do not incorporate support arrangements, such as guarantees, that apply only to specific (but not to all) senior unsecured financial obligations and contracts.

While Issuer Ratings reflect the risk that debt and debt-like claims are not serviced on a timely basis, they do not reflect the risk that a contract or other non-debt obligation will be subjected to commercial disputes. Additionally, while an issuer may have senior unsecured obligations held by both supranational institutions and central banks (e.g., IMF, European Central Bank), as well as other investors, Issuer Ratings reflect only the risks faced by other investors.

Long-Term and Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

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Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

P-1

Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2

Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3

Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Issuer Ratings

Not included in Moody’s current definitions.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch and their meanings (as published by Fitch) follows:

About Ratings and Rating Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation (please see section Specific Limitations Relating to Credit Rating Scales for details). Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

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For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services. Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

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RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel;

iv.	ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale, Bank Viability Ratings and Bank Support Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

•	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

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•

In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of bank Viability Ratings on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

In the case of bank Support Ratings and Support Rating Floors, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.

The ratings do not opine on the suitability of any security for investment or any other purposes.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1

Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High Short-Term Default Risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

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D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Actions

Assignment (New Rating)*:

A rating has been assigned to a previously unrated issuer or issue.

Publication (Publish)*:

Initial public announcement of a rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published. In cases where the publication coincides with a rating change, Fitch will only publish the changed rating. The rating history during the time when the rating was private will not be published.

Affirmations*:

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to, an Outlook when an Outlook is used.

Upgrade*:

The rating has been raised in the scale.

Downgrade*:

The rating has been lowered in the scale.

Reviewed No Action*:

The rating has been reviewed with no change in rating. Such action will be published on the agency’s website, but a rating action commentary will not be issued. This rating action is only available for routine structured finance and U.S. public finance surveillance activities and large portfolio/sector reviews in other groups. This is not applicable to ratings or rating modifiers that have changed (including Rating Watch, Rating Outlook or Recovery Ratings).

Matured*/Paid-In-Full:

a. ‘Matured’ – Denoted as ‘NR’. This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding. For the convenience of investors, Fitch may also include issues relating to a rated issuer or transaction that are not and have not been rated on its section of the web page relating to the respective issuer or transaction. Such issues will also be denoted ‘NR’.

b. ‘Paid-In-Full’ – Denoted as ‘PIF’. This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.

Pre-refunded*:

Assigned to certain long-term U.S. public finance issues after Fitch assesses refunding escrow.

Withdrawn*:

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Withdrawals may occur for one or several of the following reasons:

•	Incorrect or insufficient information.

•	Bankruptcy of the rated entity, debt restructuring or default.

•	Reorganization of rated entity (e.g. merger or acquisition of rated entity or rated entity no longer exists).

•	The debt instrument was taken private.

•	Withdrawal of a guarantor rating.

•	An Expected Rating that is no longer expected to convert to a Final Rating.

•	Criteria or policy change.

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•	Bonds were pre-refunded, repaid early (off schedule), or canceled. This includes cases where the issuer has no debt outstanding and is no longer issuing debt.

•	Ratings are no longer considered relevant to the agency’s coverage.

•	Commercial reasons.

•	Other reasons.

When a public rating is withdrawn, Fitch will issue a Rating Action Commentary that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal.

Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. Where significant elements of uncertainty remain (for example, a rating for an entity subject to a takeover bid) or where information is otherwise insufficient to support a revised opinion, the agency attempts when possible to indicate in the withdrawal disclosure the likely direction and scale of any rating movement had coverage been maintained.

Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlooks and Rating Watches.

Outlook Revision:

Outlook revisions (e.g. to Rating Outlook Stable from Rating Outlook Positive) are used to indicate changes in the ratings trend. In structured finance transactions, the Outlook may be revised independently of a full review of the underlying rating.

An Outlook revision may also be used when a series of potential event risks has been identified, none of which individually warrants a Rating Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified that could lead to a change in ratings, but where the conditions and implications of that event are largely unclear and subject to high execution risk over a one- to two-year period.

Rating Watch On*:

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Maintained*:

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch Revision*:

Rating Watch status has changed.

Support Floor Rating Revision:

Applicable only to Support Ratings related to financial institutions, which are amended only with this action.

Under Review:

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”.

*A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the definitions.

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